[PICTURE OMITTED]

GARTMORE INVESTOR DESTINATIONS SERIES
(formerly Nationwide (R) Investor Destinations Series)

Aggressive Fund
Moderately Aggressive Fund
Moderate Fund
Conservative Fund

Gartmore Funds


PROSPECTUS
MAY 1, 2002




                                [GRAPHIC OMITTED]




Look BEYOND(SM).


                                   As  with all mutual funds, the Securities and
                                   Exchange  Commission  has  not  approved  or
GARTMORE                           disapproved these Funds' shares or determined
------------------                 whether  this  prospectus  is  complete  or
GLOBAL INVESTMENTS                 accurate.  To  state  otherwise  is  a crime.

TABLE OF CONTENTS
================================================================================



FUND  SUMMARIES . . . . . . . . . . . . . . . . . .  2
Investment  Objective
Principal  Strategies
Principal  Risks
Performance
Fees  and  Expenses

MORE  ABOUT  THE  FUNDS . . . . . . . . . . . . . . 13
Purpose of the Investor Destinations Series
Principal  Investment  Strategies
Other  Investment  Techniques
Temporary  Defensive  Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . 17
Investment  Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . 18
Choosing  a  Share  Class
Buying  Shares
Selling  Shares
Distribution  Plan
Exchanging  Shares

DISTRIBUTIONS  AND  TAXES. . . . . . . . . . . . .  26
Distributions  of  Income  Dividends
Distributions  of  Capital  Gains
Reinvesting  Distributions
State  and  Local  Taxes
Selling  Fund  Shares
Exchanging  Fund  Shares

FINANCIAL  HIGHLIGHTS. . . . . . . . . . . . . . .  27

ADDITIONAL  INFORMATION . . . . . . . . .  Back  Cover

FUND  SUMMARIES
================================================================================



This Prospectus provides information about the Gartmore Investor Destinations Series (together, the "Funds") of Gartmore Mutual Funds (formerly Nationwide (R) Mutual Funds). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 13. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  SHARE  CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Service Class shares, but currently only, Class A and Class C shares (when offered without sales charges) and Service Class shares are available for sale. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 18.

ABOUT  EACH  FUND  GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

     Gartmore Investor Destinations Aggressive Fund (formerly
     Nationwide (R) Investor Destinations Aggressive Fund)

     Gartmore Investor Destinations Moderately Aggressive
     Fund (formerly Nationwide (R) Investor Destinations
     Moderately Aggressive Fund)

     Gartmore Investor Destinations Moderate Fund (formerly
     Nationwide (R) Investor Destinations Moderate Fund)

     Gartmore Investor Destinations Moderately Conservative
     Fund (formerly Nationwide (R) Investor Destinations
     Moderately Conservative Fund)

     Gartmore Investor Destinations Conservative Fund (formerly
     Nationwide (R) Investor Destinations Conservative Fund)

INVESTMENT  OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL  STRATEGIES

THE INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES BASED ON YOUR INVESTMENT OBJECTIVE, TIME HORIZON AND RISK TOLERANCE: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will adjust a Fund's asset allocation within the target allocation to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class             Primary Underlying Investment
------------------------------------------------------------------------
U.S. STOCKS
LARGE CAP STOCKS        NATIONWIDE (R) S&P 500 INDEX FUND. The
                        Nationwide S&P 500 Index Fund seeks to
                        track the S&P 500 Index, a widely recognized
                        index maintained by Standard & Poor's
                        that includes 500 U.S. large-cap stocks.
------------------------------------------------------------------------
MID CAP STOCKS          NATIONWIDE (R) MID CAP MARKET INDEX FUND.
                        The Nationwide Mid Cap Market Index Fund
                        seeks to track the S&P Mid-Cap 400 Index,
                        which includes 400 common stocks issued
                        by U.S. mid-capitalization companies.
------------------------------------------------------------------------
SMALL CAP STOCKS        NATIONWIDE (R) SMALL CAP INDEX FUND. The
                        Nationwide Small Cap Index Fund seeks to
                        track the Russell 2000 Index, which includes
                        2000 common stocks issued by smaller U.S.
                        capitalization companies.
------------------------------------------------------------------------
INTERNATIONAL STOCKS    NATIONWIDE (R) INTERNATIONAL INDEX FUND. The
                        Nationwide International Index Fund seeks to
                        track the Morgan Stanley Capital
                        International Europe, Australasia and Far
                        East (  Capitalization  Weighted) Index, which
                        includes stocks of companies located, or
                        whose stocks are traded on exchanges, in
                        European and Pacific Basin countries.
------------------------------------------------------------------------
BONDS                   NATIONWIDE (R) BOND INDEX FUND. The
                        Nationwide Bond Index Fund seeks to track
                        the Lehman Brothers Aggregate Bond Index,
                        which includes a broad-based mix of U.S.
                        dollar-denominated investment-grade bonds.
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  GARTMORE MORLEY ENHANCED INCOME FUNd.
                        The Gartmore Morley Enhanced Income Fund
                        seeks to provide a high level of current
                        income while preserving capital and minimizing
                        market fluctuations in an investor's
                        account value by investing in high-grade
                        debt securities.

                        GARTMORE MONEY MARKET FUND. The
                        Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

                        NATIONWIDE CONTRACT. The Nationwide
                        Contract is a non-registered fixed interest contract issued by Nationwide Life Insurance
                        Company and has a stable principal value.

The Funds may also invest in other mutual funds chosen to complement the Gartmore Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below  are  the  specific  target  allocations  for  each  Fund.

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND
(THE  AGGRESSIVE  FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

FUND  SUMMARIES
================================================================================



ASSET  CLASSES             TARGET ALLOCATION MIX
==================================================
U.S.  STOCKS                                   65%
--------------------------------------------------
  LARGE  CAP  STOCKS             40%
--------------------------------------------------
  MID  CAP  STOCKS               15%
--------------------------------------------------
  SMALL  CAP  STOCKS             10%
--------------------------------------------------
INTERNATIONAL  STOCKS                          30%
--------------------------------------------------
BONDS                                           5%
==================================================
TOTAL  ALLOCATION                             100%

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND
(THE  MODERATELY  AGGRESSIVE  FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

ASSET  CLASSES             TARGET  ALLOCATION  MIX
====================================================
U.S.  STOCKS                                     55%
----------------------------------------------------
  LARGE  CAP  STOCKS               35%
----------------------------------------------------
  MID  CAP  STOCKS                 15%
----------------------------------------------------
  SMALL  CAP  STOCKS                5%
----------------------------------------------------
INTERNATIONAL  STOCKS                            25%
----------------------------------------------------
BONDS                                            15%
----------------------------------------------------
SHORT-TERM  INVESTMENTS                           5%
====================================================
TOTAL  ALLOCATION                               100%

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND
(THE  MODERATE  FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

ASSET  CLASSES             TARGET ALLOCATION MIX
====================================================
U.S.  STOCKS                                     45%
---------------------------------------------------
  LARGE  CAP  STOCKS               30%
---------------------------------------------------
  MID  CAP  STOCKS                 10%
---------------------------------------------------
  SMALL  CAP  STOCKS                5%
---------------------------------------------------
INTERNATIONAL  STOCKS                            15%
---------------------------------------------------
BONDS                                            25%
---------------------------------------------------
SHORT-TERM  INVESTMENTS                          15%
====================================================
TOTAL  ALLOCATION                               100%

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE
FUND  (THE  MODERATELY  CONSERVATIVE  FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

ASSET CLASSES              TARGET  ALLOCATION  MIX
====================================================
U.S.  STOCKS                                     30%
----------------------------------------------------
  LARGE  CAP  STOCKS               20%
----------------------------------------------------
  MID  CAP  STOCKS                 10%
----------------------------------------------------
INTERNATIONAL  STOCKS                            10%
----------------------------------------------------
BONDS                                            35%
----------------------------------------------------
SHORT-TERM  INVESTMENTS                          25%
====================================================
TOTAL  ALLOCATION                               100%

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND  (THE
CONSERVATIVE  FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

ASSET CLASSES              TARGET  ALLOCATION  MIX
====================================================
U.S.  STOCKS                                     15%
----------------------------------------------------
  LARGE  CAP  STOCKS               10%
----------------------------------------------------
  MID  CAP  STOCKS                  5%
----------------------------------------------------
INTERNATIONAL  STOCKS                             5%
----------------------------------------------------
BONDS                                            35%
----------------------------------------------------
SHORT-TERM  INVESTMENTS                          45%
====================================================
TOTAL  ALLOCATION                               100%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL  RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

FUND  RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to exe-cute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS  OF  THE  UNDERLYING  INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL  RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because some investments have a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS  OF  U.S.  STOCKS  AND  INTERNATIONAL  STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings,

FUND  SUMMARIES


production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of medium sized and small capitalization companies, such Underlying Funds' investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS  OF  BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS  OF  SHORT-TERM  INVESTMENTS.

The risks that apply to bonds, as described above, also apply to a Fund's short-term investments, but to a lesser degree. This is because a Fund's short-term investments are investing in investments that have shorter maturities and that are often of higher quality than those of the bonds.

PERFORMANCE

The following bar charts and tables present the performance of the Funds. The bar charts show each Fund's annual total returns on a before-tax basis and without sales charges. The tables show the Funds' average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of broad-based securities indices. The bar charts and tables provide some indication of the risks of investing in each Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL  RETURN  -  AGGRESSIVE  FUND  CLASS  A  SHARES  1
(YEAR  ENDED  DECEMBER  31)

[GRAPHIC OMITTED]

2001             -11.42%

Best  quarter:    10.64%  4th  qtr.  of  2001
Worst  quarter:  -14.43%  3rd  qtr.  of  2001

-----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average  annual  returns(1)  -  Aggressive  Fund  -       One       Since
as  of  December  31,  2001                              year    Inception(2)
=============================================================================
Class  A  shares  -  Before  Taxes                      -16.54%       -14.81%
-----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions    -16.65%       -15.05%
-----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions
and  Sales  of  Shares(3)                               -10.08%       -11.81%
-----------------------------------------------------------------------------
Class  B  shares                                        -16.48%       -14.48%
-----------------------------------------------------------------------------
Class  C  shares(4)                                     -13.83%       -12.97%
-----------------------------------------------------------------------------
Service  Class  shares                                  -11.45%       -11.84%
-----------------------------------------------------------------------------
Aggressive  Fund  Composite  Index(5,9)                 -13.75%       -14.01%
-----------------------------------------------------------------------------
LB  Aggregate  Bond  Index(6,9)                           8.42%        10.14%
-----------------------------------------------------------------------------
MSCI  EAFE  Index(7,9)                                  -21.21%       -19.89%
-----------------------------------------------------------------------------
S&P  Index(8,9)                                         -11.88%       -13.05%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on March 31, 2000.
3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
5 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (65%), the MSCI EAFE Index (30%) and the LB Aggregate Bond Index (5%).
6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.
9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

ANNUAL  RETURN  -  MODERATELY  AGGRESSIVE  FUND
CLASS  A  SHARES(1)  (YEAR  ENDED  DECEMBER  31)

[GRAPHIC OMITTED]

2001              -8.69%

Best  quarter:     8.82%  4th  qtr.  of  2001
Worst  quarter:  -11.60%  3rd  qtr.  of  2001

-----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average  annual  returns(1)  -  Moderately  Aggressive  Fund  -     One       Since
as  of  December  31,  2001                                        year    Inception(2)
=======================================================================================
Class  A  shares  -  Before  Taxes                                -13.90%       -11.62%
---------------------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions              -14.16%       -11.97%
---------------------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions
and  Sales  of  Shares(3)                                          -8.47%        -9.37%
---------------------------------------------------------------------------------------
Class  B  shares                                                  -13.89%       -11.26%
---------------------------------------------------------------------------------------
Class  C  shares(4)                                               -11.14%        -9.71%
---------------------------------------------------------------------------------------
Service  Class  shares                                             -8.78%        -8.54%
---------------------------------------------------------------------------------------
Moderately  Aggressive  Fund  Composite  Index(5,9)               -10.31%       -10.38%
---------------------------------------------------------------------------------------
LB  Aggregate  Bond  Index(6,9)                                     8.42%        10.14%
---------------------------------------------------------------------------------------
MSCI  EAFE  Index(7,9)                                            -21.21%       -19.89%
---------------------------------------------------------------------------------------
S&P  Index(8,9)                                                   -11.88%       -13.05%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on March 31, 2000.
3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
5 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (55%), the MSCI EAFE Index (25%) and the LB Aggregate Bond Index (20%).
6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.
9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND  SUMMARIES



ANNUAL  RETURN  -  MODERATE  FUND  CLASS  A  SHARES  (1)  (YEAR
ENDED  DECEMBER  31)

[GRAPHIC OMITTED]

2001             -4.89%

Best  quarter:    6.77%  4th  qtr.  of  2001
Worst  quarter:  -8.36%  3rd  qtr.  of  2001

---------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average  annual  returns(1)  -  Moderate  Fund -        One        Since
as  of  December  31,  2001                             year    Inception(2)
============================================================================
Class  A  shares  -  Before  Taxes                     -10.40%        -7.50%
----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions   -10.90%        -8.09%
----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions
and  Sales  of  Shares(3)                               -6.34%        -6.25%
----------------------------------------------------------------------------
Class  B  shares                                       -10.10%        -7.05%
----------------------------------------------------------------------------
Class  C  shares(4)                                     -7.32%        -5.44%
----------------------------------------------------------------------------
Service  Class  shares                                  -4.75%        -4.22%
----------------------------------------------------------------------------
Moderate  Fund  Composite  Index(5,9)                   -5.31%        -5.16%
----------------------------------------------------------------------------
LB  Aggregate  Bond  Index(6,9)                          8.42%        10.14%
----------------------------------------------------------------------------
MSCI  EAFE  Index(7,9)                                 -21.21%       -19.89%
----------------------------------------------------------------------------
S&P  Index(8,9)                                        -11.88%       -13.05%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on March 31, 2000.
3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
5 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (45%), the LB Aggregate Bond Index (40%) and the MSCI EAFE Index (15%).
6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.
9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

ANNUAL  RETURN  -  MODERATELY  CONSERVATIVE  FUND  CLASS  A
SHARES  1  (YEAR  ENDED  DECEMBER  31)

2001             -1.23%

Best  quarter:    4.56%  4th  qtr.  of  2001
Worst  quarter:  -4.69%  3rd  qtr.  of  2001

----------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns (1) - Moderately Conservative Fund -         One       Since
as  of  December  31,  2001                                         year    Inception(2)
========================================================================================
Class  A  shares  -  Before  Taxes                                  -6.87%        -4.11%
----------------------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions                -7.86%        -5.19%
----------------------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions
and  Sales  of  Shares(3)                                           -4.19%        -3.80%
----------------------------------------------------------------------------------------
Class  B  shares                                                    -6.65%        -3.60%
----------------------------------------------------------------------------------------
Class  C  shares(4)                                                 -3.78%        -1.98%
----------------------------------------------------------------------------------------
Service  Class  shares                                              -1.16%        -0.72%
----------------------------------------------------------------------------------------
Moderately  Conservative  Fund  Composite  Index(5,9)               -0.77%        -0.18%
----------------------------------------------------------------------------------------
LB  Aggregate  Bond  Index(6,9)                                      8.42%        10.14%
----------------------------------------------------------------------------------------
MSCI  EAFE  Index(7,9)                                             -21.21%       -19.89%
----------------------------------------------------------------------------------------
S&P  Index(8,9)                                                    -11.88%       -13.05%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on March 31, 2000.
3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
5 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Composite Index is a combination of the LB Aggregate Bond Index (60%), the S&P 500 Index (30%) and the MSCI EAFE Index (10%).
6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.
9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

ANNUAL  RETURN  -  CONSERVATIVE  FUND  CLASS  A  SHARES(1)     (YEAR
ENDED  DECEMBER  31)

2001              2.20%

Best  quarter:    2.34%  4th  qtr.  of  2001
Worst  quarter:  -1.25%  3rd  qtr.  of  2001

------------------
1 This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average  annual  returns(1) -  Conservative  Fund  -     One       Since
as  of  December  31,  2001                             year    Inception(2)
============================================================================
Class  A  shares  -  Before  Taxes                      -3.71%        -1.00%
----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions    -5.09%        -2.38%
----------------------------------------------------------------------------
Class  A  shares  -  After  Taxes  on  Distributions
and  Sales  of  Shares(3)                               -2.27%        -1.49%
----------------------------------------------------------------------------
Class  B  shares                                        -3.46%        -0.46%
----------------------------------------------------------------------------
Class  C  shares(4)                                     -0.52%         1.19%
----------------------------------------------------------------------------
Service  Class  shares                                   2.13%         2.47%
----------------------------------------------------------------------------
Conservative  Fund  Composite  Index(5,9)                3.82%         4.93%
----------------------------------------------------------------------------
LB  Aggregate  Bond  Index(6,9)                          8.42%        10.14%
----------------------------------------------------------------------------
MSCI  EAFE  Index(7,9)                                 -21.21%       -19.89%
----------------------------------------------------------------------------
S&P  Index(8,9)                                        -11.88%       -13.05%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on March 31, 2000.
3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
5 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the LB Aggregate Bond Index (80%), the S&P 500 Index (15%) and the MSCI EAFE Index (5%).
6 The LB Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
7 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
8 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major domestic industries and the performance of the broad domestic economy.
9 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES  AND  EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Currently only Service Class, Class A and Class C shares are avail-able as described in "Buying, Selling and Exchanging Fund Shares" beginning on page 18.

FEE TABLE - SERVICE CLASS SHARES

Shareholder Fees (1)                    Moderately                 Moderately
(fees paid directly from   Aggressive   Aggressive    Moderate    Conservative   Conservative
your investment)              Fund         Fund         Fund          Fund           Fund
==============================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                            None         None         None           None           None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less                           None         None         None           None           None
----------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                  Moderately                Moderately
Are deducted from          Aggressive   Aggressive   Moderate     Conservative   Conservative
Fund assets)               Fund         Fund         Fund         Fund           Fund
==============================================================================================
Management Fees                  0.13%        0.13%        0.13%          0.13%          0.13%
Distribution and/or
Service (12b-1) Fees             0.25%        0.25%        0.25%          0.25%          0.25%
Other Expenses (2)               0.29%        0.26%        0.20%          0.42%          0.43%
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.67%        0.64%        0.58%          0.80%          0.81%
Amount of Fee Waivers/
Expense Reimbursements           0.06%        0.03%          N/A          0.19%          0.20%
==============================================================================================
NET EXPENSES AFTER
WAIVERS (3)                      0.61%        0.61%          N/A          0.61%          0.61%

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
3 Gartmore Mutual Fund Capital Trust (GMF), the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses to 0.61% for the Service Class shares of each Fund through February 28, 2003. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES
================================================================================



FEE TABLE - CLASS A SHARES

Shareholder Fees(1)                       Moderately   Moderately
(fees paid directly from     Aggressive   Aggressive    Moderate    Conservative   Conservative
your investment)                Fund         Fund         Fund          Fund           Fund
=================================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)(2)              5.75%        5.75%        5.75%          5.75%          5.75%
------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(3)                         None         None         None           None           None
------------------------------------------------------------------------------------------------


Annual Fund Operating
Expense (expenses that                    Moderately                Moderately
Are deducted from            Aggressive   Aggressive   Moderate     Conservative   Conservative
Fund assets)                 Fund         Fund         Fund         Fund           Fund
=================================================================================================
Management Fees                    0.13%        0.13%        0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%        0.25%        0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------
Other Expenses(4)                  0.29%        0.26%        0.20%          0.42%          0.43%
=================================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                 0.67%        0.64%        0.58%          0.80%          0.81%
------------------------------------------------------------------------------------------------
Amount of Fee
Waivers/Expense
Reimbursements                       N/A          N/A          N/A          0.09%          0.10%
=================================================================================================
NET EXPENSES AFTER
WAIVERS(5)                           N/A          N/A          N/A          0.71%          0.71%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C Sales Charges."
3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without sales charges.
4 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
5 GMF and the Funds have entered into a written contract limiting operating expenses to 0.71% for the Class A shares of each Fund through February
     28, 2003. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE - CLASS B SHARES

Shareholder Fees(1)                      Moderately   Moderately
(fees paid directly from    Aggressive   Aggressive    Moderate    Conservative   Conservative
your investment)               Fund         Fund         Fund          Fund           Fund
==============================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)          None         None         None         None           None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                       5.00%        5.00%        5.00%          5.00%          5.00%
----------------------------------------------------------------------------------------------


Annual Fund Operating
Expense (expenses that                   Moderately                Moderately
Are deducted from           Aggressive   Aggressive   Moderate     Conservative   Conservative
Fund assets)                Fund         Fund         Fund         Fund           Fund
==============================================================================================
Management Fees                   0.13%        0.13%        0.13%          0.13%          0.13%
----------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees              1.00%        1.00%        1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------
Other Expenses(3)                 0.29%        0.26%        0.20%          0.42%          0.43%
==============================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)             1.42%        1.39%        1.33%          1.55%          1.56%
----------------------------------------------------------------------------------------------
Amount of Fee
Waived Expense
Reimbursements                    0.11%        0.08%        0.02%          0.24%          0.25%
==============================================================================================
NET EXPENSES AFTER
WAIVERS (4)                       1.31%        1.31%        1.31%          1.31%          1.31%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares."
3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
4 GMF and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2003. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

Fee Table - Class C Shares

Shareholder Fees (1)                         Moderately                  Moderately
(fees paid directly from     Aggressive      Aggressive      Moderate   Conservative   Conservative
your investment)                Fund            Fund           Fund         Fund           Fund
====================================================================================================
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                 1.00%              1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a
percentage of offering
or sale price, whichever
is less)(2)                        1.00%              1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                    Moderately                    Moderately
Are deducted from            Aggressive   Aggressive         Moderate   Conservative   Conservative
====================================================================================================
Fund assets)                 Fund         Fund               Fund       Fund           Fund
----------------------------------------------------------------------------------------------------
Management Fees                    0.13%              0.13%      0.13%          0.13%          0.13%
----------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               1.00%              1.00%      1.00%          1.00%          1.00%
----------------------------------------------------------------------------------------------------
Other Expenses (3)                 0.29%  0.26% 0.20% 0.42%      0.43%
====================================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                 1.42%              1.39%      1.33%          1.55%          1.56%
----------------------------------------------------------------------------------------------------
Amount of Fee
Waived Expense
Reimbursements                     0.11%              0.08%      0.02%          0.24%          0.25%
----------------------------------------------------------------------------------------------------
NET EXPENSES AFTER
WAIVERS (4)                        1.31%              1.31%      1.31%          1.31%          1.31%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
4 GMF and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2003. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
====================================================================
Aggressive Fund
  Class A Shares              $   640  $    777  $    927  $   1,362
  Class B Shares              $   633  $    739  $    966  $ 1,39  2
  Class C Shares              $   332  $    534  $    858  $   1,776
  Service Class Shares        $    62  $    208  $    367  $     829
--------------------------------------------------------------------

Moderately Aggressive Fund
  Class A Shares              $   637  $    768  $    911  $   1,327
  Class B Shares              $   633  $    732  $    953  $ 1,3  60
  Class C Shares              $   332  $    528  $    845  $   1,745
  Service Class Shares        $    62  $    202  $    354  $     796
--------------------------------------------------------------------

Moderate Fund
  Class A Shares              $   631  $    750  $    880  $   1,259
  Class B Shares              $   633  $    719  $    927  $ 1,29  6
  Class C Shares              $   332  $    515  $    820  $   1,684
  Service Class Shares        $    59  $    186  $    324  $     726
--------------------------------------------------------------------

Moderately Conservative Fund
  Class A Shares              $   643  $    807  $    985  $   1,500
  Class B Shares              $   633  $    766  $  1,022  $ 1,52  8
  Class C Shares              $   332  $    561  $    914  $   1,907
  Service Class Shares        $    62  $    236  $    425  $     972
--------------------------------------------------------------------

Conservative Fund
  Class A Shares              $   643  $    809  $    990  $   1,510
  Class B Shares              $   633  $    768  $  1,026  $ 1,53  8
  Class C Shares              $   332  $    563  $    918  $   1,917
  Service Class Shares        $    62  $    239  $    430  $     983
--------------------------------------------------------------------

FUND SUMMARIES
================================================================================



You would pay the following expenses on the same investment if you did not sell your shares:(1)

                              1 Year   3 Years   5 Years   10 Years
====================================================================
Aggressive Fund
  Class B Shares              $   133  $    439  $    766  $  1,39 2
  Class C Shares              $   232  $    534  $    858  $   1,776
--------------------------------------------------------------------
Moderately Aggressive Fund
  Class B Shares              $   133  $    432  $    753  $  1,3 60
  Class C Shares              $   232  $    528  $    845  $   1,745
--------------------------------------------------------------------
Moderate Fund
  Class B Shares              $   133  $    419  $    727  $  1,29 6
  Class C Shares              $   232  $    515  $    820  $   1,684
--------------------------------------------------------------------
Moderately Conservative Fund
  Class B Shares              $   133  $    466  $    822  $  1,52 8
  Class C Shares              $   232  $    561  $    914  $   1,907
--------------------------------------------------------------------
Conservative Fund
  Class B Shares              $   133  $    468  $    826  $  1,53 8
  Class C Shares              $   232  $    563  $    918  $   1,917

---------------
1 Expenses paid on the same investment in Class A and Service Class shares do not change whether or not you sell your shares.

INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, they will be shareholders of those funds and will indirectly bear a proportionate share of the applicable expenses of the Underlying Funds (including management fees). These Underlying Fund fees are in addition to the fees and expenses described in the Funds' fee tables above. Depending on which Underlying Funds are held by a Fund and in what proportion, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the Underlying Funds for their most recent fiscal year and each Fund's target allocation as described above. Based on these hypothetical calculations, the combined average expense ratio for the Underlying Funds that is borne indirectly by each of the Funds would have been the following:

Aggressive Fund               0.29%
-----------------------------------
Moderately Aggressive Fund    0.29%
-----------------------------------
Moderate Fund                 0.28%
-----------------------------------
Moderately Conservative Fund  0.28%
-----------------------------------
Conservative Fund             0.28%

Expenses will differ depending on how the Funds allocate assets among the Underlying Funds.

MORE ABOUT THE FUNDS
================================================================================



PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are designed:

- To help achieve an investor's retirement savings objectives through asset allocation.
-    To maximize long-term total returns at an acceptable level of risk.
-    To allow for easy asset allocation.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Funds, investors can adjust their investment strategies when one or more of these factors change. Most investors usually move into more conservatively managed Funds as they near retirement or other investment goals.

PRINCIPAL INVESTMENT STRATEGIES

The Investor Destinations Series are designed to provide diversification across major asset classes based on your time horizon as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.


                                         Moderately               Moderately
Underlying                  Aggressive   Aggressive   Moderate   Conservative   Conservative
Investments                    Fund         Fund        Fund         Fund           Fund
=============================================================================================
U.S. STOCKS:
---------------------------------------------------------------------------------------------
Nationwide S&P 500 Index            40%          35%        30%            20%            10%
---------------------------------------------------------------------------------------------
Mid Cap Index Funds                 15%          15%        10%            10%             5%
---------------------------------------------------------------------------------------------
Small Cap Index Funds               10%           5%         5%             0%             0%
---------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
---------------------------------------------------------------------------------------------
International Index Funds           30%          25%        15%            10%             5%
---------------------------------------------------------------------------------------------
BONDS:
---------------------------------------------------------------------------------------------
Bond Index Funds                     5%          15%        25%            35%            35%
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
---------------------------------------------------------------------------------------------
Gartmore Morley Enhanced
  Income Fund                        0%         2.5%       7.5%          12.5%          22.5%
---------------------------------------------------------------------------------------------
Gartmore Money Market Fund           0%           0%         0%             0%             0%
---------------------------------------------------------------------------------------------
Nationwide Contract                  0%         2.5%       7.5%          12.5%          22.5%
=============================================================================================
TOTAL ALLOCATION                   100%         100%       100%           100%           100%

MORE ABOUT THE FUNDS
================================================================================



ASSET CLASSES AND UNDERLYING
INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page __, for a discussion of some of these risks. Additional information about the investment strategies and the risks of the Funds is included above and in the Statement of Additional Information (SAI).

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. The Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any sales load when selling shares to the Funds. There is also no sales charge on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds will invest in the NATIONWIDE S&P 500 INDEX FUND (THE S&P 500 INDEX
FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock
Price Index 1 . The S&P 500 is a market-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500.
The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the S&P 500 Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The S&P 500 Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Fund may also engage in securities lending.

The Funds may also invest in other large cap index funds which seek to match the performance of the S&P 500.

U.S.  STOCKS - MID CAP STOCKS

The Funds may invest in the NATIONWIDE MID CAP MARKET INDEX FUND (THE MID CAP MARKET INDEX FUND). The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Market Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Market Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Mid Cap Market Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

-------------------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

U.S. STOCKS - SMALL CAP STOCKS

The Funds may invest in the NATIONWIDE SMALL CAP INDEX FUND (THE SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds may invest in the NATIONWIDE INTERNATIONAL INDEX FUND (THE INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds may invest in the NATIONWIDE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS: GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND). The Enhanced Income Fund seeks to provide a high level of cur-rent income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its goals, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade

MORE ABOUT THE FUNDS
================================================================================



debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The
Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund or to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives, including the potential availability and use of wrap contracts, to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Gartmore Money Market Fund may also invest in floating- and adjustable-rate obligations and asset-backed commercial paper. Typically, the Gartmore Money Market Fund's dollar-weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. Each of the Funds (except the Aggressive Fund) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the port-folio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The SAI contains additional information about the Funds, the Underlying Funds, and the short-term investments including other investment techniques. To obtain a copy of the SAI, see the back cover page of the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, certain Underlying Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, an Underlying Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of November 30, 2001, GMF and its affiliates had approximately $26.3 billion in assets under management of which $14 billion was managed by GMF.

GMF initially allocates each Fund's assets among the underlying investments as described above. GMF also monitors these allocations and the assumptions upon which they were made. GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by each Fund for the fiscal year ended October 31, 2001, expressed as a percentage of the Fund's average daily net assets, was as follows:

Fund                               Fee
=======================================

The Aggressive Fund               0.13%
---------------------------------------
The Moderately Aggressive Fund    0.13%
---------------------------------------
The Moderate Fund                 0.13%
---------------------------------------
The Moderately Conservative Fund  0.13%
---------------------------------------
The Conservative Fund             0.13%
---------------------------------------

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to-not duplicative of-the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



CHOOSING A SHARE CLASS

Currently, only Service Class , which are available to a limited group of institutional investors (as described below), and Class A and Class C shares, when sales charges are waived, are being sold. In the future, all classes of shares may be sold.

Once the shares are all available, the following sales charges will generally apply:

Front-end sales charge when you purchase:
  Class A shares
  Class C shares

Contingent Deferred Sales Charge (CDSC)(1):
  Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Service Class shares

Sales charges are paid to the Funds' distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Funds' Distributor. It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' Distributor, after March 1, 2002.

Class A, Class B, Class C, and Service Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Service Class shares.

If you want lower annual fund expenses, Class A shares (and Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares and $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                  Class B shares                              Class C shares
---------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means         No front-end sales charge, so your     Front-end sales charge means that
that a portion of your initial       full investment immediately goes       a portion of your initial investment
investment goes toward the           toward buying shares                   goes toward the sales charge and
sales charge, and  is not invested                                          is not invested Front-end sales charge
                                                                            on Class C is lower than Class A
---------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the        No reductions of the CDSC available,   Like Class B shares, no reductions of the
sales  charge available              but waivers available                  CDSC are available, but waivers are available
---------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B          Higher distribution and service fees   Higher distribution and service fees than
and Class C shares mean higher       than Class A shares mean higher        Class A shares mean higher fund expenses
dividends per share                  fund expenses and lower dividends      and lower dividends per share
                                     per share
---------------------------------------------------------------------------------------------------------------------------
Conversion features are not          After seven years, Class B shares      Unlike Class B shares, Class C shares do not
applicable                           convert into Class A shares, which     automatically convert into another class
                                     reduces your  future fund expenses
---------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are      CDSC if shares are sold within six     CDSC of 1% is applicable if shares are sold in
sold back to the Fund (1)            years: 5% in the first year, 4% in     the first year after purchase
                                     the second, 3% in the third and
                                     fourth years, 2% in the fifth, and
                                     1% in the sixth year
---------------------------------------------------------------------------------------------------------------------------
No maximum investment limit          Investments of $250,000 or more        Investments of $1,000,000 or more may be
                                     may be rejected (2)                    rejected (3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
2 This limit was calculated based on a seven year holding period.
3 This limit was calculated based on a one year holding period.

Class C shares. Service Class shares are currently offered to tax deferred retirement plans either directly or through a group annuity contract.

BUYING SHARES

PURCHASE PRICE The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charges. A separate NAV is calculated for each class of shares of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class of shares is determined by dividing the total market value of the securities owned by a Fund allocated to such class, less liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:
- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

- It has not received any orders to purchase, sell, or exchange shares.
- Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA) as the Fund's administrator, or its agent, deter-mines that a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's or an Underlying Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

MINIMUM INVESTMENTS - CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                              $2,000
-----------------------------------------------------------------
To open an IRA account (per Fund)                          $1,000
-----------------------------------------------------------------
Additional investments (Per Fund)                          $  100
-----------------------------------------------------------------
To start an Automatic Asset Accumulation Plan              $1,000
-----------------------------------------------------------------
Additional Automatic Asset Accumulation Plan transaction   $   50

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                               Sales Charge          Dealer
                                  as a             Commission
                              percent age of          as a
                           --------------------  percentage of
                             Offering Amount        Offering
Amount of purchase             Price Invested        Price
===============================================================
Less than $50,000              5.75%      6.10%           5.25%
---------------------------------------------------------------
50,000 to $99,999             4.50       4.71            4.00
---------------------------------------------------------------
100,000 to $249,999           3.50       3.63            3.00
---------------------------------------------------------------
250,000 to $499,999           2.50       2.56            1.75
---------------------------------------------------------------
500,000 to $999,999           2.00       2.04            1.25
---------------------------------------------------------------
1 million to $24,999,999      0.50       0.50            0.50
---------------------------------------------------------------
25 million or more            0.25       0.25            0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:
-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales  charge  decreases  as  the  amount  of  your  investment  increases.
-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore mutual fund shares
     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares of a Fund are purchased instead
          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperatives, Inc.

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be placed at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

BUYING, SELLING AND EXCHANGING FUND SHARES SELLING SHARES
================================================================================



SELLING SHARES

You can sell or, in other words, redeem, your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Funds receive your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if any emergency exists.

SIGNATURE GUARANTEE - CLASS A,
CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON
CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month. Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will waive the CDSC if the Class B or Class C shares are sold following the death or disability of the shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawal from IRA account after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee-Class A, Class B and Class C Shares" above. Eligible entities wishing to sell Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the automated voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling Fund Shares" on page 26.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and a Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods, as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES - CLASS A,
CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits each class of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class               As a % of daily net assets
===================================================
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)
---------------------------------------------------
Service shares  0.25% (distribution or service fee)
---------------------------------------------------

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Service Class shares.

Generally, there is no sales charge for exchanges of Class B, Class C or Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B and Class C shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class
A) shares, the time you held the Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 26.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-637-0012 or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore
U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):

Fund                                                Exchange Fee
=================================================================
Gartmore Emerging Markets Fund                              2.00%
-----------------------------------------------------------------
Gartmore International Growth Fund                          2.00%
-----------------------------------------------------------------
Gartmore International Small Cap Growth Fund                2.00%
-----------------------------------------------------------------
Gartmore Global Financial Services Fund                     2.00%
-----------------------------------------------------------------
Gartmore Global Utilities Fund                              2.00%
-----------------------------------------------------------------
Gartmore Global Health Sciences Fund                        2.00%
-----------------------------------------------------------------
Gartmore Worldwide Leaders Fund                             2.00%
-----------------------------------------------------------------
Gartmore U.S. Leaders Fund                                  2.00%
-----------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                           2.00%
-----------------------------------------------------------------
Gartmore Global Technology and Communications Fund          2.00%
-----------------------------------------------------------------
Gartmore Millennium Growth Fund                             1.50%
-----------------------------------------------------------------
Gartmore Value Opportunities Fund                           1.50%
-----------------------------------------------------------------
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution. The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual report, which is available upon request.



GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND                       CLASS A SHARES                 CLASS B SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND)    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(a)          2001          2000(a)+
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.37   $       10.00   $       9.33   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.09            0.02           0.04           (0.02)
Net realized and unrealized gains (losses) on investments            (2.01)          (0.65)         (2.00)          (0.65)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (1.92)          (0.63)         (1.96)          (0.67)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.07)              -          (0.05)              -
Return of capital                                                    (0.02)              -          (0.01)              -
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.09)              -          (0.06)              -
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.01)          (0.63)         (2.02)          (0.67)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE   END OF PERIOD                               $       7.36   $        9.37   $       7.31   $        9.33
                                                              -------------  --------------  -------------  --------------
  Total Return (excluding sales charge)                            (20.53%)      (6.30%)(b)       (21.12%)      (6.70%)(b)
                                                              =============  ==============  =============  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          7   $           9   $          7   $           9
Ratio of expenses to average net assets                               0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets           1.09%        0.34%(c)          0.50%      (0.28%)(c)
Ratio of expenses to average net assets*                              3.71%      394.30%(c)          4.47%      393.40%(c)
Portfolio turnover**                                                190.23%         253.64%        190.23%         253.64%
===========================================================================================================================

                                                                                CLASS C                SERVICE
                                                                                 SHARES              CLASS SHARES
                                                                              PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                                2001(d)          2001          2000(a)+
===========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        8.44   $       9.37   $       10.00
                                                                             --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.03)          0.10           (0.01)
Net realized and unrealized gains (losses) on investments                            (1.05)         (2.01)          (0.62)
                                                                             --------------  -------------  --------------
  Total investment activities                                                        (1.08)         (1.91)          (0.63)
                                                                             --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                    -          (0.08)              -
Return of capital                                                                        -          (0.02)              -
                                                                             --------------  -------------  --------------
  Total distributions                                                                    -          (0.10)              -
                                                                             --------------  -------------  --------------
Net increase (decrease) in net asset value                                           (1.08)         (2.01)          (0.63)
                                                                             --------------  -------------  --------------
NET ASSET VALUE   END OF PERIOD                                              $        7.36   $       7.36   $        9.37
                                                                             ==============  =============  ==============
  Total Return (excluding sales charge)                                         (12.80%)(b)       (20.55%)      (6.30%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     26,663   $       1,410
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                      (0.62%)(c)          0.38%      (0.11%)(c)
Ratio of expenses to average net assets*                                         125.82%(c)          1.62%       56.64%(c)
Portfolio turnover**                                                                190.23%        190.23%         253.64%
===========================================================================================================================

*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**   PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+    NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)  FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d)  FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.


                                                                              27
FINANCIAL HIGHLIGHTS
================================================================================



GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND                      CLASS A SHARES               CLASS B SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND)     YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                      2001        2000(a)         2001        2000(a)+
======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      9.59   $      10.00   $      9.56   $      10.00
                                                              ------------  -------------  ------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.17           0.06          0.12           0.03
Net realized and unrealized gains (losses) on investments           (1.71)         (0.47)        (1.71)         (0.47)
                                                              ------------  -------------  ------------  -------------
  Total investment activities                                       (1.54)         (0.41)        (1.59)         (0.44)
                                                              ------------  -------------  ------------  -------------
DISTRIBUTIONS:
Net investment income                                               (0.13)             -         (0.09)             -
                                                              ------------  -------------  ------------  -------------
  Total distributions                                               (0.13)             -         (0.09)             -
                                                              ------------  -------------  ------------  -------------
Net increase (decrease) in net asset value                          (1.67)         (0.41)        (1.68)         (0.44)
                                                              ------------  -------------  ------------  -------------
NET ASSET VALUE  END OF PERIOD                                $      7.92   $       9.59   $      7.88   $       9.56
                                                              ============  =============  ============  =============
  Total Return (excluding sales charge)                            (16.16)     (4.08%)(b)        (0.17)     (4.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      8.00   $         10   $         8   $         10
Ratio of expenses to average net assets                              0.71%       0.71%(c)         1.31%       1.31%(c)
Ratio of net investment income (loss) to average net assets          1.44%       1.10%(c)         1.32%     (0.49%)(c)
Ratio of expenses to average net assets*                             3.28%     396.10%(c)         4.04%     397.48%(c)
Portfolio turnover**                                               226.13%        270.89%       226.13%        270.89%
======================================================================================================================

                                                                                CLASS C              SERVICE
                                                                                SHARES             CLASS SHARES
                                                                             PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                                              OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                                  2001(d)          2001       2000(a)+
======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                       $       8.83   $      9.59   $      10.00
                                                                            -------------  ------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                       (0.04)         0.15           0.07
Net realized and unrealized gains (losses) on investments                          (0.88)        (1.67)         (0.47)
                                                                            -------------  ------------  -------------
  Total investment activities                                                      (0.92)        (1.52)         (0.40)
                                                                            -------------  ------------  -------------
DISTRIBUTIONS:
Net investment income                                                                  -         (0.16)         (0.01)
                                                                            -------------  ------------  -------------
  Total distributions                                                                  -         (0.16)         (0.01)
                                                                            -------------  ------------  -------------
Net increase (decrease) in net asset value                                         (0.92)        (1.68)         (0.41)
                                                                            -------------  ------------  -------------
NET ASSET VALUE  END OF PERIOD                                              $       7.91   $      7.91   $       9.59
                                                                            =============  ============  =============
  Total Return (excluding sales charge)                                       (10.42%)(b)        (0.16)     (4.04%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                          $       0.00   $    36,670   $        998
Ratio of expenses to average net assets                                          1.31%(c)         0.61%       0.61%(c)
Ratio of net investment income (loss) to average net assets                    (0.68%)(c)         1.15%       1.23%(c)
Ratio of expenses to average net assets*                                       124.67%(c)         1.44%      66.76%(c)
Portfolio turnover**                                                              226.13        226.13%        270.89%
======================================================================================================================

*     RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**    PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+     NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)   FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)   NOT ANNUALIZED.
(c)   ANNUALIZED.
(d)   FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS
================================================================================



GARTMORE INVESTOR DESTINATIONS MODERATE FUND                         CLASS A SHARES              CLASS B SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND)      YEAR ENDED    PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                     2001+       2000(a)+          2001       2000(a)+
======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      9.81   $      10.00   $      9.81   $      10.00
                                                              ------------  -------------  ------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.22           0.11          0.19           0.08
Net realized and unrealized gains (losses) on investments           (1.23)         (0.23)        (1.25)         (0.24)
                                                              ------------  -------------  ------------  -------------
  Total investment activities                                       (1.01)         (0.12)        (1.06)         (0.16)
                                                              ------------  -------------  ------------  -------------
DISTRIBUTIONS:
Net investment income                                               (0.16)         (0.07)        (0.11)         (0.03)
                                                              ------------  -------------  ------------  -------------
  Total distributions                                               (0.16)         (0.07)        (0.11)         (0.03)
                                                              ------------  -------------  ------------  -------------
Net increase (decrease) in net asset value                          (1.17)         (0.19)        (1.17)         (0.19)
                                                              ------------  -------------  ------------  -------------
NET ASSET VALUE - END OF PERIOD                               $      8.64   $       9.81   $      8.64   $       9.81
                                                              ============  =============  ============  =============
  Total Return (excluding sales charge)                             (0.10)     (1.21%)(b)        (0.11)     (1.61%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         9   $         10   $         9   $         10
Ratio of expenses to average net assets                              0.71%       0.71%(c)         1.31%       1.31%(c)
Ratio of net investment income (loss) to average net assets          2.40%       1.97%(c)         2.11%       1.35%(c)
Ratio of expenses to average net assets*                             2.39%     392.91%(c)         4.08%     393.51%(c)
Portfolio turnover**                                               258.23%        366.93%       258.23%        366.93%
======================================================================================================================
                                                                               CLASS C              SERVICE
                                                                               SHARES             CLASS Shares
                                                                             PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                                              OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                                  2001(d)          2001       2000(a)+
======================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                       $       9.32   $      9.82   $      10.00
                                                                            -------------  ------------  -------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                       (0.04)         0.19           0.11
Net realized and unrealized gains (losses) on investments                          (0.62)        (1.19)         (0.22)
                                                                            -------------  ------------  -------------
  Total investment activities                                                      (0.66)        (1.00)         (0.11)
                                                                            -------------  ------------  -------------
DISTRIBUTIONS:
Net investment income                                                                  -         (0.19)         (0.07)
                                                                            -------------  ------------  -------------
  Total distributions                                                                  -         (0.19)         (0.07)
                                                                            -------------  ------------  -------------
Net increase (decrease) in net asset value                                         (0.66)        (1.19)         (0.18)
                                                                            -------------  ------------  -------------
NET ASSET VALUE - END OF PERIOD                                             $       8.66   $      8.63   $       9.82
                                                                            =============  ============  =============
  Total Return (excluding sales charge)                                        (7.08%)(b)        (0.10)     (1.10%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                          $       0.00   $    58,228   $        871
Ratio of expenses to average net assets                                          1.31%(c)         0.01%       0.61%(c)
Ratio of net investment income (loss) to average net assets                    (0.67%)(c)         0.02%       2.04%(c)
Ratio of expenses to average net assets*                                       123.09%(c)         0.01%     114.83%(c)
Portfolio turnover**                                                                2.58%         2.58%         3.67%
======================================================================================================================

*     RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**    PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF
      SHARES.
+     NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)   FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)   NOT ANNUALIZED.
(c)   ANNUALIZED.
(d)   FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS
================================================================================



GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND          CLASS A SHARES                CLASS B SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS                       YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
MODERATELY CONSERVATIVE FUND)                                   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001+        2000(a)+           2001        2000(a)+
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.89   $       10.00   $       9.89   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.35            0.18           0.29            0.14
Net realized and unrealized gains (losses) on investments            (0.75)          (0.17)         (0.75)          (0.17)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (0.40)           0.01          (0.46)          (0.03)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.30)          (0.12)         (0.23)          (0.08)
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.30)          (0.12)         (0.23)          (0.08)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (0.70)          (0.11)         (0.69)          (0.11)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE   END OF PERIOD                               $       9.19   $        9.89   $       9.20   $        9.89
                                                              =============  ==============  =============  ==============
  Total Return (excluding sales charge)                             (4.06%)        0.10%(b)        (4.67%)      (0.26%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         10   $          10   $         10   $          10
Ratio of expenses to average net assets                               0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets           3.66%        3.02%(c)          3.14%        2.44%(c)
Ratio of expenses to average net assets*                              3.81%      438.49%(c)          4.52%      439.61%(c)
Portfolio turnover**                                                235.84%         425.17%        235.84%         425.17%
==========================================================================================================================
                                                                                 CLASS C               SERVICE
                                                                                 SHARES              CLASS SHARES
                                                                               PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                                    2001(d)           2001        2000(a)+
                                                                             --------------  -------------  --------------
NET ASSET VALUE - BEGINNING OF PERIOD                                        $        9.64   $       9.90   $       10.00
                                                                             --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                         (0.04)          0.31            0.16
Net realized and unrealized gains (losses) on investments                            (0.38)         (0.70)          (0.14)
                                                                             --------------  -------------  --------------
  Total investment activities                                                        (0.42)         (0.39)           0.02
                                                                             --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                    -          (0.31)          (0.12)
                                                                             --------------  -------------  --------------
  Total distributions                                                                    -          (0.31)          (0.12)
                                                                             --------------  -------------  --------------
Net increase (decrease) in net asset value                                           (0.42)         (0.70)          (0.10)
                                                                             --------------  -------------  --------------
NET ASSET VALUE   END OF PERIOD                                              $        9.22   $       9.20   $        9.90
                                                                             ==============  =============  ==============
  Total Return (excluding sales charge)                                          (4.36%)(b)        (3.99%)        0.18%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $           0   $     14,772   $       2,231
Ratio of expenses to average net assets                                            1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                      (0.79%)(c)          3.34%        2.85%(c)
Ratio of expenses to average net assets*                                         122.29%(c)          2.50%       32.84%(c)
Portfolio turnover**                                                                235.84%        235.84%         425.17%
==========================================================================================================================

*     RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**    PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF
      SHARES.
+     NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)   FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)   NOT ANNUALIZED.
(c)   ANNUALIZED.
(d)   FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS
================================================================================



GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND                  CLASS A         SHARES         CLASS B         SHARES
(FORMERLY NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND)   YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                   2001+         2000(a)+        2001.00        2000(a)+
===========================================================================================================================
NET ASSET VALUE   BEGINNING OF PERIOD                          $       9.99   $       10.00   $       9.99   $       10.00
                                                               -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                           0.45            0.23           0.38            0.19
Net realized and unrealized gains (losses) on investments             (0.28)          (0.08)         (0.28)          (0.08)
                                                               -------------  --------------  -------------  --------------
  Total investment activities                                          0.17            0.15           0.10            0.11
                                                               -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                 (0.38)          (0.16)         (0.30)          (0.12)
                                                               -------------  --------------  -------------  --------------
  Total distributions                                                 (0.38)          (0.16)         (0.30)          (0.12)
                                                               -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                            (0.21)          (0.01)         (0.20)          (0.01)
                                                               -------------  --------------  -------------  --------------
NET ASSET VALUE   END OF PERIOD                                $       9.78   $        9.99   $       9.79   $        9.99
                                                               =============  ==============  =============  ==============
  Total Return (excluding sales charge)                                1.71%        1.49%(b)          1.04%        1.12%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                             $         10   $          10   $         10   $          10
Ratio of expenses to average net assets                                0.71%        0.71%(c)          1.31%        1.31%(c)
Ratio of net investment income (loss) to average net assets            4.45%        3.86%(c)          3.82%        3.26%(c)
Ratio of expenses to average net assets*                               6.91%      441.97%(c)          7.70%      443.13%(c)
Portfolio turnover**                                                 176.59%         449.16%        176.59%         449.16%
===========================================================================================================================
                                                                              CLASS C         SERVICE
                                                                              SHARES          CLASS          Shares
                                                                              PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                                     2001(d)       2001.00        2000(a)+
===========================================================================================================================
NET ASSET VALUE   BEGINNING OF PERIOD                                         $        9.97   $      10.00   $       10.00
                                                                              --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                          (0.05)          0.41            0.24
Net realized and unrealized gains (losses) on investments                             (0.13)         (0.24)          (0.09)
                                                                              --------------  -------------  --------------
  Total investment activities                                                         (0.18)          0.17            0.15
                                                                              --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                     -          (0.38)          (0.15)
                                                                              --------------  -------------  --------------
  Total distributions                                                                     -          (0.38)          (0.15)
                                                                              --------------  -------------  --------------
Net increase (decrease) in net asset value                                            (0.18)         (0.21)
                                                                              --------------  -------------
NET ASSET VALUE   END OF PERIOD                                               $        9.79   $       9.79   $       10.00
                                                                              ==============  =============  ==============
  Total Return (excluding sales charge)                                           (1.81%)(b)          1.75%        1.57%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                            $           0   $     11,459   $         492
Ratio of expenses to average net assets                                             1.31%(c)          0.61%        0.61%(c)
Ratio of net investment income (loss) to average net assets                       (0.90%)(c)          4.17%        4.32%(c)
Ratio of expenses to average net assets*                                          121.18%(c)          2.58%      154.74%(c)
Portfolio turnover**                                                                 176.59%        176.59%         449.16%
===========================================================================================================================

*     RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED AND/OR REIMBURSED.
**    PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
+     NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a)   FOR THE PERIOD FROM MARCH 31, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)   NOT ANNUALIZED.
(c)   ANNUALIZED.
(d)   FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

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






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

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



Gartmore Funds

P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM                                               GG-0007 1/02

Filed Via Rule 497

Gartmore  Mutual  Funds            March  1,  2002

                                   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



-  Nationwide Large Cap Growth Fund

-  Nationwide Small Cap Fund


TABLE  OF  CONTENTS
======================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . .   2
Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . .   9
Principal Risks
Temporary Defensive Positions

MANAGEMENT . . . . . . . . . . . . . . . . . . . .  10
Investment Adviser
Multi-Manager Structure
Subadvisers

BUYING, SELLING AND EXCHANGING FUND SHARES . . . .  12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . .  20
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . .  21

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

FUND  SUMMARIES
================================================================================



This prospectus provides information about two of the Gartmore Mutual Funds (formerly Nationwide Mutual Funds): the Nationwide Large Cap Growth Fund and the Nationwide Small Cap Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  SHARE  CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

ABOUT  EACH  FUND  GENERALLY

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Specifically, the fund invests primarily in equity securities of U.S. large capitalization companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000 Growth Index.1 As of December 31, 2001, the market capitalizations of companies in the Russell 1000 Growth Index ranged from $241 million to $398 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Growth Index may, at any given time, be higher or lower.

The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

There are two building blocks in the subadviser's active management of the Fund. Under normal conditions the subadviser generally buys and sells securities based on whether securities fit within this model: 1 The Russell 1000 Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

1.   STOCK  SELECTION

The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

-    Value  (price-to-book,  price-to-earnings,  cash  flow to enterprise value)
-    Momentum  (earnings  momentum,  price  momentum,  sustainable  growth)
-    Risk  (market  risk,  company-specific  risk,  earnings  risk)
- Research (fundamental research ratings of the subadviser and other analysts)

Each of these factors is carefully evaluated in the multifactor model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast. In this process, the subadviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

2.   PORTFOLIO  CONSTRUCTION

A proprietary computer optimizer calculates many security combinations (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - NATIONWIDE LARGE CAP GROWTH FUND
================================================================================



MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A  HARES(1) (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

1999                                   34.6%
2000                                  -23.0%
2001                                  -20.7%


Best quarter:    22.82%  4th qtr. of 1999
Worst quarter:  -21.79%  1st qtr. of 2001

---------------

(1) These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                     One       Since
Average annual returns(1)-as of December 31, 2001    year    Inception (2)
==========================================================================
Class A shares - Before Taxes                       -25.27%         -3.36%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -25.27%         -3.94%
--------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                               -15.39%         -2.84%
--------------------------------------------------------------------------
Class B shares - Before Taxes                       -25.65%         -3.34%
--------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    -23.27%         -2.76%
--------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -20.47%         -1.30%
--------------------------------------------------------------------------
Russell 1000(R) Growth Index(5)                     -20.42%         -1.14%

---------------
(1) These returns reflect performance after sales charges, if any, and expenses are deducted.
(2)  The Fund began operations on November 2, 1998.
(3) The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.
(4) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
(5) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                               Institutional
                                                                     Service
Shareholder Fees(1) (paid       Class A   Class B   Class C            Class
directly from your investment)   shares    shares    shares           shares
============================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)              5.75%(2)     None     1.00%             None
----------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)           None
----------------------------------------------------------------------------

                                                               Institutional
Annual Fund Operating                                                Service
Expenses                        Class A   Class B   Class C            Class
(deducted from Fund assets)      shares    shares    shares           shares
============================================================================
Management Fees                    0.80%     0.80%     0.80%           0.80%
----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%     1.00%     1.00%  None
----------------------------------------------------------------------------
Other Expenses6(6)                 0.50%     0.36%     0.36%           0.58%
============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)              1.55%     2.16%     2.16%           1.38%

---------------
(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 14.
(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 16.
(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.
(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
(6) "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
(7) GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for Class A shares, 1.95% for Class B and C shares and 1.05% for Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A Shares         $   724  $  1,036  $  1,371  $   2,314
-------------------------------------------------------------
Class B Shares         $   719  $    976  $  1,359  $   2,266
-------------------------------------------------------------
Class C Shares         $   417  $    769  $  1,248  $   2,568
-------------------------------------------------------------
Institutional Service
Class Shares           $   140  $    437  $    755  $   1,657

You would pay the following expenses on the same investment if you did not sell your shares(1):

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   219  $    676  $  1,159  $   2,266
------------------------------------------------------
Class C Shares  $   317  $    769  $  1,248  $   2,568

---------------
(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. GMF has selected INVESCO, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index1. As of December 31, 2001, the market capitalizations of companies in the Russell 2000 Index ranged from $4.1 million to $2.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of Earnings Momentum, Relative Value, Management Action and Price Trend. The Fund sells securities that no longer meet the subadviser's expectations.

The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. These investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

---------------
(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1)  (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

1999                                    18.6%
2000                                     4.5%
2001                                    -1.9%

Best Quarter:     17.32%      4th qtr of 1999
Worst Quarter:   -17.83%      3rd qtr of 2001

---------------
(1) These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                     One        Since
Average annual returns-as of December 31, 2001(1)    Year   Inception (2)
=========================================================================
Class A shares - Before Taxes                       -7.50%          7.23%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -7.50%          5.99%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(3)                               -4.56%          5.25%
-------------------------------------------------------------------------
Class B shares - Before Taxes                       -7.59%          7.79%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)                    -4.57%          8.28%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   -1.72%          9.45%
-------------------------------------------------------------------------
Russell 2000(R) Index (5)                            2.49%          9.86%

---------------
(1) These returns reflect performance after sales charges, if any, and expenses are deducted.
(2)  The Fund began operations on November 2, 1998.
(3) The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the taxes generated if the shares had been sold.
(4) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through March 1, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
(5) The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE SMALL CAP FUND
================================================================================



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                 Institutional
                                                                       Service
Shareholder Fees(1) (paid         Class A   Class B   Class C            Class
directly from your investment)     shares    shares    shares           shares
==============================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                5.75%(2)     None      1.00%           None
------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicible)   None(3)     5.00%(4)  1.00%(5)        None
------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)            1.50%     1.50%     1.50%           1.50%


                                                                 Institutional
Annual Fund Operating                                                  Service
Expenses                          Class A   Class B   Class C            Class
(deducted from Fund assets)       shares    shares    shares            shares
==============================================================================
Management Fees                      0.95%     0.95%     0.95%           0.95%
------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                 0.25%     1.00%     1.00%           None
------------------------------------------------------------------------------
Other Expenses(7)                    0.48%     0.34%     0.34%           0.57%
==============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                1.68%     2.29%     2.29%           1.52%

---------------
(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page 14.
(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 16.
(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 16.
(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
(6) A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares - Redemption Fees" on page 17 and "Buying, Selling and Exchanging Fund Shares
     - Excessive Exchange Activity" on page 19.
(7) "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
(8) GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.35% for Class A shares, 2.10% for Class B and C shares and 1.20% for Institutional Service Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
=============================================================
Class A Shares         $   736  $  1,074  $  1,435  $   2,448
-------------------------------------------------------------
Class B Shares         $   732  $  1,015  $  1,425  $   2,398
-------------------------------------------------------------
Class C Shares         $   431  $    808  $  1,313  $   2,699
-------------------------------------------------------------
Institutional Service
-------------------------------------------------------------
Class Shares           $   155  $    480  $    829  $   1,813

You would pay the following expenses on the same investment if you did not sell your shares:

                       1 year   3 years   5 years   10 years
=============================================================
Class B Shares        $   232  $    715  $  1,225  $   2,398
-------------------------------------------------------------
Class C Shares        $   330  $    808  $  1,313  $   2,699

---------------
(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS
================================================================================



PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND). Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.
- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates a Fund's assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of each Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999, and advises mutual funds. As of November 30, 2001, GMF and its affiliates had approximately $26.3 billion in assets under management of which $14 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to subadvisers) paid by the Funds for the fiscal year ended October 31, 2001- expressed as a percentage of a Fund's average daily net assets-were as follows:

Fund                                            Fee
=====================================================
Large Cap Growth Fund                           0.80%
-----------------------------------------------------
Small Cap Fund                                  0.95%

MULTI-MANAGER  STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. If a new non-affiliate subadviser is hired for either of the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for a Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

SUBADVISERS

Subject to the supervision of GMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

LARGE CAP GROWTH FUND-GOLDMAN SACHS ASSET MANAGEMENT

Goldman Sachs Asset Management (GSAM), a unit of the Investment Management Division (IMD) of Goldman, Sachs & Co. (Goldman Sachs), which was established September 1, 1999, serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. The Goldman Sachs Group, LP., which controlled the Subadviser, merged into The Goldman Sachs Group Inc. as a result of an initial public offering. As of December 31, 2001, GSAM, along with other units of IMD have assets under management of $329.6 billion. GSAM is located at 32 Oldslip, 24th Floor, New York, New York 10005.

Out of its management fee, GMF paid GSAM an annual subadvisory fee for the fiscal year ended October 31, 2001, based on the Fund's average daily net assets, of 0.40%

In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Managing Director are the portfolio managers for the Large Cap Growth Fund.

Mr. Jones joined GSAM as a portfolio manager in 1989. Mr. Pinter joined GSAM in 1990 and become a portfolio manager in 1992. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

SMALL CAP FUND-INVESCO, INC.

INVESCO, which has been a registered investment adviser since 1998, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of December 31, 2001, INVESCO managed approximately $116.8 billion in investments for corporate and institutional clients, as well as other investment companies. INVESCO is located at 101 Federal Street, 8th Floor, Boston, Massachusetts 02110.

Out of its management fee, GMF pays INVESCO an annual subadvisory fee for the fiscal year ended October 31, 2001, based on the Fund's average daily net assets, of 0.55%

INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc managed approximately $397.9 billion as of December 31, 2001, through specialized investment management teams dedicated to clients and financial markets in their region of the world.

PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Group, which is comprised of 23 investment professionals who have an average of 15 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply: Front-end Sales Charge when you purchase:

     Class A shares
     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class Shares

Sales charges are paid to the Funds' distributor (the Distributor) which either retains them or pays them to a selling representative. Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Funds' Distributor. It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' Distributor, after March 1, 2002.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front-end sales charges. If you do not want to pay an upfront sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-front sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                   Class B shares                            Class C shares
======================================================================================================================

Front-end sales charge means        No front-end sales charge, so your full   Front-end sales charge means that a
that a portion of your initial      investment immediately goes toward        portion of your initial investment goes
 investment goes toward the         buying shares                             toward the sales charge and is
sales charge, and is not invested                                             not invested. Front-end sales charge
                                                                              on Class C is lower than Class A
----------------------------------------------------------------------------------------------------------------------
Reductions and waivers of           No reductions of the CDSC available,      Like Class B shares, no reductions of
 the sales charge                   but waivers available                     The CDSC are available, but waivers
available                                                                     are available
---------------------------------------------------------------------------------------------------------------------
Lower expenses than Class           Higher distribution and service fees      Higher distribution and service fees
B and Class C shares                Than Class A shares mean higher           Than Class A shares mean higher
mean higher dividends               fund expenses and lower dividends         Fund expenses and lower dividends
per share                           per share                                 per share
----------------------------------------------------------------------------------------------------------------------
Conversion features are not         After seven years, Class B shares         Unlike Class B shares, Class C
applicable                          Convert into Class A shares, which        shares do not automatically
                                    reduces your future fund expenses         convert into another class
----------------------------------------------------------------------------------------------------------------------
No sales charge when shares         CDSC if shares are sold within six        CDSC of 1% is applicable if shares
are sold back to the Fund(1)        years:  5% in the first year, 4% in the   are sold in
                                    second, 3% in the third and fourth        the first year after purchase
                                    years, 2% in the fifth, and 1% in the
                                    sixth year
----------------------------------------------------------------------------------------------------------------------
No maximum investment limit         Investments of $250,000 or more           Investments of $1,000,000 or more
                                    may be rejected(2)                        may be rejected(3)

---------------
(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
(2)  This limit was calculated based on a seven year holding period.
(3)  This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B, & C SHARES
To open an account (per Fund)                                      $ 2,000
--------------------------------------------------------------------------
To open an IRA account (per Fund)                                  $ 1,000
--------------------------------------------------------------------------
Additional investments (per Fund)                                  $   100
--------------------------------------------------------------------------
To start an Automatic
Asset Accumulation Plan                                            $ 1,000
--------------------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction                                      $    50
--------------------------------------------------------------------------

MINIMUM INVESTMENT -
INSTITUTIONAL SERVICE CLASS SHARES
To open an account (per Fund)                                      $50,000
--------------------------------------------------------------------------
Additional investments                                                None
==========================================================================

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                             Dealer
                                    Sales Charge             Commission
                                       as a                     as a
                                   percentage of           percentage of
                            ----------------------------  ---------------
                              Offering         Amount         Offering
Amount of Purchase             Price          Invested         Price
=========================================================================
Less than $50,000                  5.75%           6.10%           5.25%
-------------------------------------------------------------------------
50,000 to $99,000                  4.50            4.71            4.00
-------------------------------------------------------------------------
100,000 to $249,000                3.50            3.63            3.00
-------------------------------------------------------------------------
250,000 to $499,999                2.50            2.56            1.75
-------------------------------------------------------------------------
500,000 to $999,999                2.00            2.04            1.25
-------------------------------------------------------------------------
1 million to $24,999,999           0.50            0.50            0.50
-------------------------------------------------------------------------
25 million or more                 0.25            0.25            0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares;
-    The purchase can be made in any combination of Gartmore Funds; and
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:
- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:
-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     ----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A shares you already own (except the Gartmore Money Market
     Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance Companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:
- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore Fund shares.
     - Sales of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares are purchased instead.
     To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to; Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voiceresponse system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                 1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call our Customer Service or contact your sales representative.

SELLING  SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of

Sale within    1 year   2 years   3 years   4 years   5 years   6 years   7 years or more
-----------------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%                0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

REDEMPTION FEES

The Nationwide Small Cap Fund will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section above entitled "Signature guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.


BY TELEPHONE. Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800- 637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record can be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 20.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES.

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of a Fund pays the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class               As a % of daily net assets
=======================================================
Class A shares      0.25% (distribution or service fee)
-------------------------------------------------------
Class B shares      1.00% (0.25% service fee)
-------------------------------------------------------
Class C shares      1.00% (0.25% service fee)

Institutional Service Shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the funds for Class A shares of any other fund within the Gartmore Funds, but you can not exchange Class A shares for Class B shares, Class C shares or Institutional Service Class shares.

Generally, there is no sales charge for exchanges of Class B shares, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class
A) shares, the time you hold Class B or Class C (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 20.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 15 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):

Fund                                                Exchange Fee
-----------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . . . .  2.00%

Gartmore International Growth Fund . . . . . . . . . . . .  2.00%

Gartmore International Small Cap Growth Fund . . . . . . .  2.00%

Gartmore Global Financial Services Fund. . . . . . . . . .  2.00%

Gartmore Global Utilities Fund . . . . . . . . . . . . . .  2.00%

Gartmore Global Health Sciences Fund . . . . . . . . . . .  2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . .  2.00%

Gartmore U.S. Leaders Fund . . . . . . . . . . . . . . . .  2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . .  2.00%

Gartmore Global Technology and Communications Fund . . . .  2.00%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . .  1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . .  1.50%

Nationwide Small Cap Fund. . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                               CLASS A SHARES                                      CLASS B SHARES
                                  YEAR ENDED     YEAR ENDED     PERIOD ENDED       YEAR ENDED        YEAR ENDED     PERIOD ENDED
NATIONWIDE LARGE CAP GROWTH       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,        OCTOBER 31,       OCTOBER 31,    OCTOBER 31,
FUND                                 2001           2000          1999(a)             2001              2000          1999(a)
=================================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD            $      14.37   $      13.58   $       10.00   $            14.18   $      13.50   $       10.00
                                 -------------  -------------  --------------  -------------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)            (0.04)         (0.04)          (0.04)               (0.11)         (0.06)          (0.12)
Net realized and unrealized
gains (losses) on investments           (5.55)          1.03            3.62                (5.55)     0.94 3.62
                                 -------------  -------------  --------------  -------------------  -------------  --------------
  Total investment activities           (5.59)          0.99            3.58                (5.66)          0.88            3.50
                                 -------------  -------------  --------------  -------------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                      (0.43)         (0.20)              -                (0.43)         (0.20)              -
In excess of net realized
gains                                   (0.06)             -               -                (0.06)             -               -
                                 -------------  -------------  --------------  -------------------  -------------  --------------
  Total distributions                   (0.49)         (0.20)              -                (0.49)         (0.20)              -
                                 -------------  -------------  --------------  -------------------  -------------  --------------
Net increase (decrease) in net
asset value                             (6.08)          0.79             .58                (6.15)          0.68            3.50
                                 -------------  -------------  --------------  -------------------  -------------  --------------
NET ASSET VALUE -
  END OF PERIOD                  $       8.29   $      14.37   $       13.58   $             8.03   $      14.18   $       13.50
                                 =============  =============  ==============  ===================  =============  ==============
Total Return (excluding sales
charge)                               (39.92%)          7.26%       35.80%(b)             (40.98%)          6.48%       35.00%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period
(000)                            $     33,579   $     40,643   $      33,410   $            2,247   $      3,234   $       1,179
Ratio of expenses to average
net assets                               1.20%          1.20%        1.20%(c)                1.95%          1.95%        1.95%(c)
Ratio of net investment income
(loss) to average net assets           (0.47%)        (0.33%)                   (0.27%)(c) (1.21%)        (1.06%)      (0.97%)(c)
Ratio of expenses to average
net assets*                              1.88%          1.74%        1.69%(c)                3.70%          3.33%        5.26%(c)
Portfolio turnover**                    78.02%         86.68%          65.27%               78.02%         86.68%          65.27%
=================================================================================================================================

==========================================================================================================================
                                                              CLASS C SHARES         INSTITUTIONAL SERVICE CLASS SHARES
                                                                PERIOD ENDED     YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                                 OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                    2001(D)            2001           2000        1999(A)
==========================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $        9.91   $      14.41   $      13.60   $       10.00
                                                              --------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.03)         (0.03)         (0.03)          (0.01)
Net realized and unrealized gains (losses) on investments             (1.84)         (5.55)          1.04            3.61
                                                              --------------  -------------  -------------  --------------
    Total investment activities                                       (1.87)         (5.58)           .01            3.60
                                                              --------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net realized gains                                                        -          (0.43)         (0.20)              -
In excess of net realized gains                                           -           0.06)             -               -
                                                              --------------  -------------  -------------  --------------
    Total distributions                                                   -          (0.49)         (0.20)              -
                                                              --------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                            (1.87)         (6.07)          0.81            3.60
                                                              --------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $        8.04   $       8.34   $      14.41   $       13.60
                                                              ==============  =============  =============  ==============
    Total Return (excluding sales charge)                        (18.87%)(b)       (39.73%)          7.40%       36.00%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          35   $      7,505   $      9,904   $       4,594
Ratio of expenses to average net assets                             1.95%(c)          1.05%           .05%        1.05%(c)
Ratio of net investment income (loss) to average net assets       (1.20%)(c)        (0.33%)        (0.17%)      (0.09%)(c)
Ratio of expenses to average net assets*                            4.51%(c)          1.62%          1.54%        3.46%(c)
Portfolio turnover**                                                  78.02%         78.02%         86.68%          65.27%
==========================================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(A) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(B)  NOT ANNUALIZED.
(C)  ANNUALIZED.
(D) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

FINANCIAL HIGHLIGHTS
================================================================================



                                                CLASS A SHARES                                CLASS B SHARES
                                   YEAR ENDED     YEAR ENDED     PERIOD ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
NATIONWIDE SMALL CAP FUND          OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                      2001           2000          1999(A)          2001           2000          1999(A)
============================================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD             $      13.12   $      11.19   $       10.00   $      13.02                  $11.17 $10.00
                                  -------------  -------------  --------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)             (0.02)         (0.02)           0.03          (0.09)         (0.08)          (0.05)
Net realized and unrealized
gains (losses) on
 investments                             (1.23)          2.05            1.19          (1.24)          2.03            1.22
                                  -------------  -------------  --------------  -------------  -------------  --------------
Total investment activities              (1.25)          2.03            1.22          (1.33)          1.95            1.17
                                  -------------  -------------  --------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                        -              -           (0.03)             -              -               -
Net realized gains                       (1.03)         (0.10)              -          (1.03)         (0.10)              -
In excess of net realized gains          (0.05)             -               -          (0.05)             -               -
                                  -------------  -------------  --------------  -------------  -------------  --------------
Total distributions                      (1.08)          0.10)          (0.03)         (1.08)         (0.10)              -
                                  -------------  -------------  --------------  -------------  -------------  --------------
Net increase (decrease) in
net asset value                          (2.33)          1.93            1.19          (2.41)          1.85            1.17
                                  -------------  -------------  --------------  -------------  -------------  --------------
NET ASSET VALUE -
END OF PERIOD                     $      10.79   $      13.12   $       11.19   $      10.61   $      13.02   $       11.17
                                  =============  =============  ==============  =============  =============  ==============
Total Return (excluding
sales charge)                          (10.09%)         18.25%       12.18%(b)       (10.84%)         17.56%       11.70%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
period (000)                      $     21,190   $     23,922   $      19,830   $        854   $        748   $         215
Ratio of expenses to average
 net assets                               1.35%          1.35%        1.35%(c)          2.10%          2.10%        2.10%(c)
Ratio of net investment income
(loss) to
average net assets                      (0.17%)        (0.16%)        0.29%(c)        (0.93%)        (0.90%)      (0.46%)(c)
Ratio of expenses to average
net assets*                               2.00%          2.10%        2.24%(c)          3.74%          3.82%        6.57%(c)
Portfolio turnover**                    119.03%        139.27%          81.24%        119.03%        139.27%          81.24%
============================================================================================================================

==============================================================================================================================
                                                             CLASS C SHARES           INSTITUTIONAL SERVICE CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                                                OCTOBER 31,     OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                                                   2001(D)            2001              2000          1999(A)
==============================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       11.33   $      13.15   $          11.20   $       10.00
                                                              --------------  -------------  -----------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.04)             -              (0.01)           0.04
Net realized and unrealized gains (losses) on investments             (0.66)         (1.23)              2.06            1.19
                                                              --------------  -------------  -----------------  --------------
Total investment activities                                           (0.70)         (1.23)              2.05            1.23
                                                              --------------  -------------  -----------------  --------------
DISTRIBUTIONS:
Net investment income                                                     -              -                  -           (0.03)
Net realized gains                                                        -          (1.03)              0.10)              -
In excess of net realized gains                                           -          (0.05)                 -               -
                                                              --------------  -------------  -----------------  --------------
Total distributions                                                       -          (1.08)             (0.10)          (0.03)
                                                              --------------  -------------  -----------------  --------------
Net increase (decrease) in net asset value                            (0.70)         (2.31)              1.95            1.20
                                                              --------------  -------------  -----------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       10.63   $      10.84             $13.15          $11.20
                                                              ==============  =============  =================  ==============
Total Return (excluding sales charge)                             (6.18%)(b)        (9.90%)             18.44%       12.36%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          20   $      4,485          $   4,192          $1,759
Ratio of expenses to average net assets                             2.10%(c)          1.20%              1.20%        1.20%(c)
Ratio of net investment income (loss) to average net assets       (1.26%)(c)        (0.04%)            (0.01%)        0.39%(c)
Ratio of expenses to average net assets*                            5.62%(c)          1.79%              1.92%        4.87%(c)
Portfolio turnover**                                                 119.03%        119.03%            139.27%          81.24%
==============================================================================================================================

* DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.
(d) FOR THE PERIOD FROM MARCH 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

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





                      [This Page Left Blank Intentionally]

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

- Semi-Annual Report To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR  INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                               GG-0007 1/02

Filed via Rule 497


Gartmore Mutual Funds                   March 1, 2002


                                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



-    Nationwide(R)  S&P  500  Index  Fund

-    Nationwide(R)  Mid  Cap  Market  Index  Fund

-    Nationwide(R)  Small  Cap  Index  Fund

-    Nationwide(R)  International  Index  Fund

-    Nationwide(R)  Bond  Index  Fund

TABLE OF CONTENTS
================================================================================



FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Nationwide S&P 500 Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund
Nationwide International Index Fund
Nationwide Bond Index Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Principal Investments and Techniques
Investment Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . .  27
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES
================================================================================


This Prospectus provides information about the following five Gartmore Mutual Funds (formerly referred to as Nationwide(R) Mutual Funds): Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Small Cap Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that any Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes-Class A, Class B, Class C and Institutional Class. In addition, the Nationwide S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets. Having different classes simply lets you choose the cost structure that is right for you.

 The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 27.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index prior to the deduction of Fund expenses. Each Fund will be substantially invested in securities in the applicable index. Each of the Funds may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The S&P 500 Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500)(1). The Fund will attempt to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

----------------
1 "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

FUND SUMMARIES - NATIONWIDE S&P 500 INDEX FUND
================================================================================



For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Local Fund shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Local Fund shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-LOCAL FUND SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1999                 20.1%
2000                 -9.4%
2001                -12.4%

Best Quarter:   14.59% 4th qtr of 1999
Worst Quarter: -14.61% 3rd qtr of 2001

--------------
1    These  returns  do  not  reflect  the  effect  of  taxes.

Average annual returns-as of December 31, 2001(1)                    One       Since
                                                                    Year    Inception(2)
=========================================================================================
Class A shares  Before Taxes(3)                                    -17.37%        -0.66%
----------------------------------------------------------------------------------------
Class B Shares  Before Taxes(4)                                    -17.23%        -0.13%
----------------------------------------------------------------------------------------
Class C Shares  Before Taxes(5)                                    -14.58%         0.43%
----------------------------------------------------------------------------------------
Service Class Shares  Before Taxes(6)                              -12.33%         0.82%
----------------------------------------------------------------------------------------
Institutional Service Class Shares  Before Taxes(6)                -12.16%         1.01%
----------------------------------------------------------------------------------------
Institutional Class Shares  Before Taxes(7)                        -11.85%         1.33%
----------------------------------------------------------------------------------------
Local Fund Shares  Before Taxes                                    -12.02%         1.13%
----------------------------------------------------------------------------------------
Local Fund Shares  After Taxes on Distribution                     -12.28%         0.68%
----------------------------------------------------------------------------------------
Local Fund Shares  After Taxes on Distribution
and Sale of Shares                                                  -7.32%         0.75%
----------------------------------------------------------------------------------------
S&P 5008                                                           -11.88%         2.01%

--------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund's Local Fund Shares began operations on July 24, 1998.
3 Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares' maximum sales charge but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
4 Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B Shares' contingent deferred sales charge but not its expenses.
     Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
5 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. The returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
6 Performance includes that of Local Fund shares, which was achieved prior to the creation of the Service Class and Institutional Service Class on November 2, 1998. These returns have not been restated to reflect the fees of these classes. Had Service Class and Institutional Service Class been in existence for the time periods presented, the performance of each class would have been lower as a result of their additional expenses.
7 Performance includes that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 30, 1999, and does not reflect Institutional Class shares' lower expenses.
8 The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page 3. The since inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES
================================================================================



This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                              Institutional
Shareholder Fees(1)                                 Service         Service   Institutional    Local
(paid directly from   Class A   Class B   Class C    Class            Class           Class    Class
your investment)       Shares    Shares    Shares    Shares          Shares          Shares   Shares
----------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)       5.75%(2)      None     1.00%      None            None            None    None
-----------------------------------------------------------------------------------------------------
Maximum
Deferred Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)         None(3)  5.00%(4)  1.00%(5)      None            None            None    None
-----------------------------------------------------------------------------------------------------

Annual Fund                                                   Institutional
Operating Expenses                                  Service         Service   Institutional    Local
(deducted from        Class A   Class B   Class C     Class           Class           Class    Class
Fund assets)          Shares    Shares    Shares    Shares           Shares          Shares   Shares
-----------------------------------------------------------------------------------------------------
Management
Fees                     0.13%     0.13%     0.13%     0.13%           0.13%           0.13%   0.13%
-----------------------------------------------------------------------------------------------------
Distribution
and/or
Service (12b-1)
Fees                     0.25%     1.00%     1.00%     0.15%            None            None   0.07%
-----------------------------------------------------------------------------------------------------
Other
Expenses(6)              0.45%     0.20%     0.20%     0.20%           0.43%           0.20%   0.20%
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES(7)              0.83%     1.33%     1.33%     0.48%           0.56%           0.33%    0.40%

--------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.
3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.63% for Class A shares, 1.23% for Class B and C shares, 0.63% for Service Class shares, 0.48% for Institutional Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years   5 years   10 years
==========================================================================
Class A Shares                      $   655  $    825  $  1,009  $   1,541
--------------------------------------------------------------------------
Class B Shares                      $   635  $    721  $    929  $   1,399
--------------------------------------------------------------------------
Class C Shares                      $   334  $    517  $    821  $   1,685
--------------------------------------------------------------------------
Service Class Shares                $    49  $    154  $    269  $     604
--------------------------------------------------------------------------
Institutional Service Class Shares  $    57  $    179  $    313  $     701
--------------------------------------------------------------------------
Institutional Class Shares          $    34  $    106  $    185  $     418
--------------------------------------------------------------------------
Local Fund Shares                   $    41  $    128  $    224  $     505

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                     1 year   3 years   5 years   10 years
==========================================================================
Class B Shares                      $   135  $    421  $    729  $   1,399

Class C Shares                      $   337  $    517  $    821  $   1,685

--------------
1 Expenses paid on the same investment for all shares other than Class B and Class C shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (the S&P 400)1 as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The S&P 400 is composed of 400 domestic stocks of medium sized companies with market capitalizations as of December 31, 2001 ranging primarily between $225 million to $10.5 billion. The Fund may also invest in derivative instruments linked to the S&P 400. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 400 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

----------------
1 "Standard & Poor's", "S&P", "S&P 400", "Standard & Poor's 400", and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the Index, see the SAI.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES1 (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2000                18.3%
2001                -1.8%

Best Quarter:  17.99% 4th qtr of 2001
Worst Quarter: -16.81% 3rd qtr of 2001

----------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                    One       Since
Average annual returns-as of December 31, 2001(1)   Year   Inception(2)
=======================================================================
Class A shares--Before Taxes                       -7.42%         4.95%
-----------------------------------------------------------------------
Class A shares--After Taxes on Distributions       -7.75%         3.77%
-----------------------------------------------------------------------
Class A shares--After Taxes on Distributions and
Sale of Shares(3)                                  -4.51%         3.39%
-----------------------------------------------------------------------
Class B shares--Before Taxes(4)                    -7.38%         6.28%
-----------------------------------------------------------------------
Class C shares--Before Taxes(5)                    -4.35%         7.19%
-----------------------------------------------------------------------
Institutional Class shares--Before Taxes           -1.16%         8.70%
-----------------------------------------------------------------------
S&P 400(6)                                         -0.62%         8.07%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund began operations on December 29, 1999.
3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares and is the same as the performance shown for Class A shares prior to commencement of Class B on May 25, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.
5 These returns are based on performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. The returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
6 The S&P 400 is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE MID CAP MARKET INDEX FUND
================================================================================



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Mid Cap Market Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
==================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)      None     1.00%           None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)              None(3)   5.00%(4)  1.00%(5)           None

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C           Class
(deducted from Fund assets)           shares    shares    shares           shares
==================================================================================
Management Fees                          0.22%     0.22%     0.22%           0.22%
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.31%     0.24%     0.24%           0.24%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.78%     1.46%     1.46%           0.46%
==================================================================================

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   650  $    810  $    983  $   1,486
------------------------------------------------------------------
Class B shares              $   649  $    762  $    997  $   1,475
------------------------------------------------------------------
Class C shares              $   347  $    557  $    889  $   1,829
------------------------------------------------------------------
Institutional Class shares  $    47  $    148  $    258  $     579

You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
==================================================================
Class B shares              $   149  $    462  $    797  $   1,475

Class C shares              $   247  $    557  $    889  $   1,829

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index1 (the Russell 2000) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Russell 2000 and derivative instruments linked to the Russell 2000. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller- capitalization U.S. companies in a wide range of businesses.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the Russell 2000 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a narrower portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000 Index, may perform differently from the securities in the Russell 2000 Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts

----------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND SUMMARIES - NATIONWIDE SMALL CAP INDEX FUND
================================================================================



or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.


ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1998              -2.3%
1999              21.8%
2000              -6.2%
2001               1.7%

Best Quarter:   21.10% 4th qtr of 2001
Worst Quarter: -20.90% 3rd qtr of 2001

----------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

                                                   One           Since
Average annual returns as of December 31, 2001(1)  Year   Inception(2)
======================================================================
Class A shares  Before Taxes(2)                   -4.13%         7.14%
----------------------------------------------------------------------
Class A shares  After Taxes on Distributions(2)   -4.40%         6.99%
----------------------------------------------------------------------
Class A shares  After Taxes on Distributions
and Sale of Shares(2,3)                           -2.53%         5.77%
----------------------------------------------------------------------
Class B shares  Before Taxes(4)                   -3.32%         8.20%
----------------------------------------------------------------------
Class C shares  Before Taxes(5)                   -0.38%         8.26%
----------------------------------------------------------------------
Institutional Class shares  Before Taxes(2)        2.34%         8.73%
----------------------------------------------------------------------
Russell 2000(6)                                    2.49%         9.15%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2 The Series began operations on April 9, 1997. These returns prior to December 29, 1999, include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares, but not for fees applicable to Class A and Institutional Class of the Fund, and reflect performance of the Series prior to commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of Class A shares of the Fund would have been lower as a result of its additional expenses.
3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares through November 29, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.
5 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
6 The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)      None     1.00%          None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)               None(3)  5.00%(4)  1.00%(5)           None

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C           Class
(deducted from Fund assets)            shares    shares    shares          shares
==================================================================================
Management Fees                          0.20%     0.20%     0.20%           0.20%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.55%     0.40%     0.40%           0.40%
==================================================================================
TOTAL ANNUAL FUND                        1.00%     1.60%     1.60%           0.60%
OPERATING EXPENSES(7)

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year. Since Class C shares had not commenced operations as of the date of this prospectus, this is an estimate for the current fiscal year.
7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.79% for Class A shares, 1.39% for Class B and C shares and 0.29% for Institutional Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A Shares              $   671  $    875  $  1,096  $   1,729
------------------------------------------------------------------
Class B Shares              $   663  $    805  $  1,071  $   1,664
------------------------------------------------------------------
Class C Shares              $   362  $    600  $    962  $   1,981
------------------------------------------------------------------
Institutional Class Shares  $    61  $    192  $    335  $     750

You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
==================================================================
Class B Shares              $   163  $    505  $    871  $   1,664
Class C Shares              $   261  $    600  $    962  $   1,981

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the EAFE Index) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the EAFE Index and in derivatives linked to the EAFE Index. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, less information about issuers and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market and currency exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices or currency rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE
================================================================================



The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2000                -13.7%
2001                -22.5%

Best Quarter:   6.51% 4th qtr of 2001
Worst Quarter: -14.63% 3rd qtr of 2001

----------------
1 These annual returns do not include sales charges or the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                     One          Since
Average annual returns-as of December 31, 2001(1)   Year    Inception(2)
========================================================================
Class A shares - Before Taxes                      -26.94%       -20.48%
------------------------------------------------------------------------
Class A shares - After Taxes on Distributions      -27.19%       -20.74%
------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                             -16.40%       -16.08%
------------------------------------------------------------------------
Class B shares - Before Taxes                      -27.05%       -20.00%
------------------------------------------------------------------------
Class C shares - Before Taxes(4)                   -24.78%       -19.18%
------------------------------------------------------------------------
Institutional Class shares - Before Taxes          -22.25%       -17.75%
------------------------------------------------------------------------
EAFE Index(5)                                      -21.21%       -17.66%

----------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Fund commenced operations on December 29, 1999.
3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.
4 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
5 The EAFE Index is an unmanaged index that measures the performance of equity securities of companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARIES - NATIONWIDE INTERNATIONAL INDEX FUND
================================================================================



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the International Index Fund.


                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)      None     1.00%          None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)               None(3)  5.00%(4)  1.00%(5)          None

Annual Fund Operating                                               Institutional
Expenses                              Class A   Class B   Class C           Class
(deducted from Fund assets)            shares    shares    shares          shares
==================================================================================
Management Fees                          0.27%     0.27%     0.27%           0.27%
----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(6)                        0.42%     0.31%     0.31%           0.31%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.94%     1.58%     1.58%           0.58%

----------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.86% for Class A shares, 1.46% for Class B and C shares and 0.36% for Institutional Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   665  $    857  $  1,065  $   1,663
------------------------------------------------------------------
Class B shares              $   661  $    799  $  1,060  $   1,626
------------------------------------------------------------------
Class C shares              $   359  $    594  $    952  $   1,960
------------------------------------------------------------------
Institutional Class shares  $    59  $    186  $    324  $     726

You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
==================================================================
Class B shares              $   161  $    499  $    860  $   1,626
Class C shares              $   269  $    594  $    952  $   1,960

----------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND
================================================================================



OBJECTIVE AND PRINCIPAL STRATEGIES

The Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (the Aggregate Bond Index) as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are included in or correlated with the Aggregate Bond Index and in derivative instruments linked to that index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.

The Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. Because the Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

FOREIGN RISK. The Bond Index Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in dollar-denominated foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs, less information about issuers and delayed settlement.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND
================================================================================



DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways.
Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES1 (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1998                9.0%
1999               -1.0%
2000               11.6%
2001                7.2%

Best Quarter:   5.31% 4th qtr of 2000
Worst Quarter: -1.02% 2nd qtr of 1999

---------------
1 The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 3, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2001, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

                                                    One           Since
Average annual returns as of December 31, 2001(1)   year   Inception(2)
=======================================================================
Class A shares - Before Taxes(2)                    0.96%         6.26%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)   -1.10%         5.22%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions
 and Sale of Shares(2)                              0.56%         4.57%
-----------------------------------------------------------------------
Class B shares - Before Taxes(3)                    2.12%         7.26%
-----------------------------------------------------------------------
Class C shares - Before Taxes(4)                    5.01%         7.34%
-----------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)        7.85%         7.83%
-----------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(5)             8.44%         7.96%

---------------
1    These returns reflect performance after sales charges, if any, and expenses are deducted.
2    The Series began operations on April 3, 1997. These returns include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A shares but not for fees applicable to Class A and
     Institutional Class shares of the Fund and reflect the performance of the Series prior to the commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of Class
     A shares of the Fund would have been lower as a result of its additional expenses.


                                                                              16

================================================================================



3 These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares prior to the commencement of Class B shares on October 12, 2001. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.
4 These returns are based on the performance shown for Class B shares of the Fund through December 31, 2001, which was achieved prior to the creation of Class C shares. These returns have been restated for sales charges but not fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
5 The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Bond Index Fund.

                                                                    Institutional
Shareholder Fees(1)                   Class A   Class B   Class C           Class
(paid directly from your investment)   shares    shares    shares          shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as percentage
of offering price)                    5.75%(2)      None     1.00%           None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)               None(3)  5.00%(4)  1.00%(5)           None

                                                                    Institutional
Annual Fund Operating Expenses        Class A   Class B   Class C   Class
(deducted from Fund assets)           shares    shares    shares    shares
=================================================================================
Management Fees                          0.22%     0.22%     0.22%          0.22%
---------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                     0.25%     1.00%     1.00%           None
---------------------------------------------------------------------------------
Other Expenses(6)                        0.41%     0.23%     0.23%          0.23%
=================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                    0.88%     1.45%     1.45%          0.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" beginning on page 29.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Institutional Class shares. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Class A shares              $   660  $    840  $  1,035  $   1,597
------------------------------------------------------------------
Class B shares              $   648  $    759  $    992  $   1,508
------------------------------------------------------------------
Class C shares              $   346  $    554  $    884  $   1,818
------------------------------------------------------------------
Institutional Class shares  $    46  $    144  $    252  $     567


                                                                              17

FUND SUMMARIES - NATIONWIDE BOND INDEX FUND
================================================================================



You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
==================================================================
Class B shares              $   148  $    459  $    792  $   1,508
Class C shares              $   246  $    554  $    884  $   1,818

---------------
1 Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS
================================================================================



PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, Fund management attempts to produce total returns over periods of one year and longer for each Fund before taking into account estimated expenses as follows: 10 basis points (a basis point is one one-hundredth of one percent (0.01%)), for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. These levels of correlation are goals, and there can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of a Fund's performance to that of a target index will be reported in the Funds' annual report.

Each Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options, futures contracts, options on futures contracts and/or swap agreements linked to the performance of its index. Derivatives allow a Fund to increase or decrease its exposure to its target index quickly and at less cost than buying or selling stocks. Each Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

SHORT-TERM INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index as described above. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S.
Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (as of December 31, 2001, these companies ranged from $4.1 million to $2.3 billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market- weighted index, which means that the largest stocks represented

MORE ABOUT THE FUNDS
================================================================================



in the Index have the most effect on the Index's performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the yearly update.

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's Ratings Group (S&P). S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company. This strategy is known as "full replication." However, when the investment manager believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the investment manager's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transactions costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the investment manager believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

S&P may update the S&P 400 periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited (Morgan Stanley). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects of a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may update the EAFE Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

BOND INDEX FUND

The Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year. The Aggregate Bond Index includes:

-    U.S. government and government agency securities.
-    Securities issued by supranational entities, such as the World Bank.
-    Securities issued by foreign governments and U.S. and foreign corporations.
-    Mortgage backed securities.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment.

Lehman Brothers may update the Aggregate Bond Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

================================================================================



The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund will usually invest a substantial portion of its assets in mortgage-backed securities. Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

MORTGAGE BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment- grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

COLLATERALIZED MORTGAGE OBLIGATIONS are mortgage-backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

INVESTMENT RISKS

BOND INDEX FUND

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage passthrough securities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

MORE ABOUT THE FUNDS
================================================================================



STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements involve the risk that the value of the security on the delivery date may be less than its purchase price.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it generally will ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the disclosure and accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.
- CURRENCY. A significant portion of the International Index Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what such Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP INDEX FUND AND MID CAP
MARKET INDEX FUND

SMALL CAP RISK. Historically, the securities of small companies and some medium companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.
-    Have limited distribution capabilities for their products or services.

================================================================================



Certain small cap companies in which such Funds invest may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities.

FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index or, in case of an option on a future, the ability to enter into a futures contract at a prespecified price) from another party at a specified price with a specified time period.

SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
- CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.
- CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

SHORT SALES. In selling a security the Fund does not own (a short sale), a Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

ILLIQUID SECURITIES. (Each Fund, except S&P 500 Index Fund) Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES. (Each Fund, except S&P 500 Index Fund) Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

MORE ABOUT THE FUNDS
================================================================================



Restricted securities may be illiquid. A Fund may be unable to sell them on a short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, a Fund will not be able to sell the security.

RULE 144A SECURITIES. (Each Fund, except S&P 500 Index Fund) Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

MANAGEMENT
================================================================================



INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Gartmore Mutual Funds and Gartmore Variable Investment Trust. As of November 30, 2001, GMF and its affiliates had approximately $26.3 billion in assets under management of which $14 billion was managed by GMF.

The Fund pays GMF a management fee which is based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the S&P 500 Index Fund for the fiscal year ended October 31, 2001, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.11%

For the remaining Funds, for the period ended October 14, 2001, each Fund had a different structure whereby all of their respective assets were invested in another fund (Series) that had the same objective as the Fund. In this structure, management fees were paid to Fund Asset Management, L.P., (FAM), subadviser to each of these Funds, at the Series level as follows:

                                                                    Fee Rate
                                                       (as a % of the Series
                                                         average net assets)
============================================================================
Master Small Cap Series                                                0.08%
----------------------------------------------------------------------------
Master Mid Cap Series                                               0.01%(1)
----------------------------------------------------------------------------
Master International (Capitalization Weighted) Series               0.01%(1)
----------------------------------------------------------------------------
Master Aggregate Bond Series                                           0.06%

----------------
1 FAM entered into contractual arrangements to provide that the management fee for each Series, when combined with administrative fees of certain funds that invest in such Series, would not exceed specified amounts. As a result of these contractual arrangements, FAM received a management fee of 0.01% from the Master Small Cap Series and the Master Aggregate Bond Series.

Beginning October 15, 2001 the structure of these Funds was changed and their assets are managed directly. Each such Fund now pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fees payable by the Funds, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                   Fee
-------------------------------------------
Nationwide Small Cap Index Fund       0.20%
-------------------------------------------
Nationwide Mid Cap Market Index Fund  0.22%
-------------------------------------------
Nationwide International Index Fund   0.27%
-------------------------------------------
Nationwide Bond Index Fund            0.22%

MULTI-MANAGER STRUCTURE

GMF and Gartmore Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multimanager structure that allows GMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds

-    performing initial due diligence on prospective subadvisers for a Fund
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of GMF and the Trustees, Fund Asset Management, L.P.
(FAM) P.O. Box 9011, Princeton, New Jersey 08543-9011, the Funds' subadviser, manages each Fund's assets in accordance with that Fund's investment objective and strategies. FAM makes investment decisions for each Fund and, in connection with

MANAGEMENT
================================================================================



such investment decisions, places purchase and sell orders for securities.

FAM is an affiliate of Merrill Lynch & Co. FAM and its advisory affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001. This amount includes assets managed for Merrill Lynch affiliates.

Out of its management fee, GMF pays FAM an annual subadvisory fee, based on each Fund's average daily net assets, as follows:

Fund                                      Assets             Fee
==================================================================
Nationwide S&P 500 Index              up to $200 million     0.05%
                                      next $800 million      0.03%
                                      $ 1 billion or more    0.02%
------------------------------------------------------------------
Nationwide Small Cap Index Fund       All assets             0.07%
------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund  All assets             0.09%
------------------------------------------------------------------
Nationwide Bond Index Fund            All assets             0.09%
------------------------------------------------------------------
Nationwide International Index Fund   All assets             0.14%

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four, or seven in the case of the S&P 500 Index Fund, different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Class, Service Class, Institutional Service Class and Local Fund shares are available to a limited group of investors, such as certain funds of funds.

The following sales charges will generally apply:

Front-end sales charge when you purchase:

-    Class A shares
-    Class C shares

Contingent Deferred Sales Charge (CDSC)

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on the remaining Classes.

Sales charges are paid to the Fund's distributor, (the Distributor), which either retains them or pays a selling representative. Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Funds' Distributor. It is anticipated that Gartmore Distribution Services, Inc. will become the Funds' Distributor, after March 1, 2002.

Class A, Class B, Class C, Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or are paid by the Distributor to brokers for distribution and shareholder services.

Class A, Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class, Service Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares                                       Class B shares                         Class C shares
=================================================================================================================================
Front-end sales charge means that a       No front-end sales charge, so your full  Front-end sales charge means that a portion of
portion of your initial investment goes   investment immediately goes toward       your initial investment goes toward the sales
toward the sales charge, and is           buying shares                            charge and is not invested. Front-end Sales
not invested                                                                       Charge on Class C is lower than Class A
---------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC available,     Like Class B shares, no reductions of the
charge available                          but waivers available                    CDSC are available, but waivers are available
---------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and           Higher distribution and service fees     Higher distribution and service fees than
Class C shares mean higher dividends      than Class A and Class D shares mean     Class A shares mean higher fund expenses
per share                                 higher fund expenses and lower           and lower dividends per share
                                          dividends per share
---------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable    After seven years, Class B shares        Unlike Class B shares, Class C shares do not
                                          convert into Class A shares, which       automatically convert into another class
                                          reduces your future fund expenses
---------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are           CDSC if shares are sold within six       CDSC of 1% is applicable if shares are sold in
sold back to a Fund(1)                    years: 5% in the first year, 4% in the   the first year after purchase
                                          second, 3% in the third and fourth
                                          years, 2% in the fifth, and 1% in the
                                          sixth year
---------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $250,000 or more may be   Investments of $1,000,000 or more may be
                                          rejected(2)                              rejected(3)

----------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
2    This limit was calculated based on a seven year holding period.
3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



For investors who are eligible to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY SERVICE CLASS SHARES

Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan-or variable insurance contract- directed-purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by GMF or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF, or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services
- high net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to
     Section 401(a) of the Code.

WHO CAN BUY LOCAL FUND SHARES

Local Fund shares are sold to the funds of funds (mutual funds investing primarily in other mutual funds).

BUYING SHARES
================================================================================



PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV), next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

MINIMUM INVESTMENTS-CLASS A,
CLASS B AND CLASS C SHARES

To open an account (per Fund)       $    2,000
----------------------------------------------
To open an IRA account
(per Fund)                          $    1,000
----------------------------------------------
Additional investments
(per Fund)                          $      100
----------------------------------------------
To start an Automatic Asset
Accumulation Plan                   $    1,000
----------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction       $       50
----------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                          $   50,000
----------------------------------------------
Additional investments              None
----------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account
(per Fund)                          $1,000,000
----------------------------------------------
Additional investments None

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

FRONT-END SALES CHARGES

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                                     Sales Charge              Dealer
                                         as a                Commission
                                    percentage of                as a
                           ------------------------------    percentage of
                              Offering         Amount         Offering
Amount of purchase             Price          Invested         Price
==========================================================================
Less than $50,000                   5.75%           6.10%           5.25%
--------------------------------------------------------------------------
50,000 to $99,000                   4.50            4.71            4.00
--------------------------------------------------------------------------
100,000 to $249,000                 3.50            3.63            3.00
--------------------------------------------------------------------------
250,000 to $499,999                 2.50            2.56            1.75
--------------------------------------------------------------------------
500,000 to $999,999                 2.00            2.04            1.25
--------------------------------------------------------------------------
1 million to $24,999,999            0.50            0.50            0.50
--------------------------------------------------------------------------
25 million or more                  0.25            0.25            0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the purchase of any Gartmore Mutual Funds (Gartmore Funds) Class A shares.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance Companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Please call 1-800-848- 0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following:
     -    Sales of non-Gartmore mutual fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead. To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF or GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.)

================================================================================



Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase the shares using one of the methods described below. When you buy shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail your application with a check or money order made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.
Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice-response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE 1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



SELLING SHARES

You can sell-also known as redeeming-your shares of the Funds at any time, subject to certain restrictions as described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                 1      2       3       4       5       6    7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

================================================================================



HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee-Class A, Class B or Class C shares". Eligible entities wishing to sell Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800- 637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page 36.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds including downloading a prospectus as well as your own personal account. You may also perform transactions, such as purchases, redemptions and exchanges.
The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Funds to compensate the Distributor for expenses associated with distributing and selling their shares and providing shareholder services. Service Class and Local Fund shares are also covered by the Distribution Plan.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, certain shares of the Funds pay the Distributor compensation accrued daily and paid monthly, not exceeding an annual amount of:

Class                 As a % of daily net assets
=========================================================
Class A shares        0.25% (distribution or service fee)
---------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
---------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
---------------------------------------------------------
Service Class shares  0.15% (distribution or service fee)
---------------------------------------------------------
Local Fund shares     0.07% (service fee)

Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares.

Generally there is no sales charge for exchanges of Class B, Class C, Institutional Service Class, Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Gartmore Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held the Class B or Class C (or Class
A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 36.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 31 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will processed on the date a Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can

================================================================================



automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-637-0012 or by logging on to our website at www.gartmorefunds. com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):

Fund                                                Exchange Fee
=================================================================
Gartmore Emerging Markets Fund                              2.00%
-----------------------------------------------------------------
Gartmore International Growth Fund                          2.00%
-----------------------------------------------------------------
Gartmore International Small Cap Growth Fund                2.00%
-----------------------------------------------------------------
Gartmore Global Financial Services Fund                     2.00%
-----------------------------------------------------------------
Gartmore Global Utilities Fund                              2.00%
-----------------------------------------------------------------
Gartmore Global Health Sciences Fund                        2.00%
-----------------------------------------------------------------
Gartmore Worldwide Leaders Fund                             2.00%
-----------------------------------------------------------------
Gartmore U.S. Leaders Fund                                  2.00%
-----------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                           2.00%
-----------------------------------------------------------------
Gartmore Global Technology and Communications Fund          2.00%
-----------------------------------------------------------------
Gartmore Millennium Growth Fund                             1.50%
-----------------------------------------------------------------
Gartmore Value Opportunities Fund                           1.50%
-----------------------------------------------------------------
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION AND TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the S&P 500 Index, Small Cap Index, Mid Cap Market Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund distributes any available income dividends to shareholders daily and pays them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified taxdeferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividendreceived deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net shortterm capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in our account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, longterm capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS
================================================================================



The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information for the period ended April 30, 2001, this information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Class B shares in the Nationwide Small Cap Index Fund and Class C shares for each of the Funds had not been offered to the public as of October 31, 2001.


                                                                      CLASS A SHARES               CLASS B SHARES
                                                                YEAR ENDED     PERIOD ENDED    YEAR ENDED    PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                   2001          2000(a)+         2001         2000(a)+
==========================================================================================================================
NET ASSET VALUE- BEGINNING OF PERIOD                          $       12.46   $       12.73   $     12.42   $        12.73
                                                              --------------  --------------  ------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                           0.06            0.05          0.01           (0.01)
Net realized and unrealized gains (losses) on investments             (3.17)          (0.24)        (3.16)          (0.25)
                                                              --------------  --------------  ------------  --------------
  Total investment activities                                         (3.11)          (0.19)        (3.15)          (0.26)
                                                              --------------  --------------  ------------  --------------
DISTRIBUTIONS:
Net investment income                                                 (0.06)          (0.08)        (0.01)          (0.05)
Net realized gains                                                    (0.11)              -         (0.11)              -
In excess of net realized gains                                       (0.06)              -         (0.06)              -
                                                              --------------  --------------  ------------  --------------
  Total distributions                                                 (0.23)          (0.08)        (0.18)          (0.05)
                                                              --------------  --------------  ------------  --------------
Net increase (decrease) in net asset value                            (3.34)          (0.27)        (3.33)          (0.31)
                                                              --------------  --------------  ------------  --------------
NET ASSET VALUE- END OF PERIOD                                $        9.12   $       12.46   $      9.09    $      12.42
                                                              ==============  ==============  ============  ==============
Total Return (excluding sales charge)                               (25.24%)        5.71%(b)      (25.65%)        5.17%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $       3,237   $        2,214   $     1,879   $         987
Ratio of expenses to average net assets                                0.63%        0.63%(c)         1.23%        1.23%(c)
Ratio of net investment income (loss) to average net assets            0.70%        0.47%(c)         0.11%      (0.12%)(c)
Ratio of expenses to average net assets*                               1.03%        0.88%(c)         2.21%        2.05%(c)
Portfolio turnover**                                                   1.85%           9.72%         1.85%           9.72%
==========================================================================================================================

                                                                                               INSTITUTIONAL CLASS SHARES
                                                                                               YEAR ENDED    PERIOD ENDED
                                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                                  2001         2000(a)+
==========================================================================================================================
NET ASSET VALUE- BEGINNING OF PERIOD                                                        $        12.49  $       12.73
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                         0.11            0.09
Net realized and unrealized gains (losses) on investments                                           (3.17)          (0.25)
                                                                                            --------------  --------------
  Total investment activities                                                                       (3.06)          (0.16)
                                                                                            --------------  --------------
DISTRIBUTIONS:
Net investment income                                                                               (0.11)          (0.08)
Net realized gains                                                                                  (0.11)              -
In excess of net realized gains                                                                     (0.06)              -
                                                                                            --------------  --------------
  Total distributions                                                                               (0.28)          (0.08)
                                                                                            --------------  --------------
Net increase (decrease) in net asset value                                                          (3.34)          (0.24)
                                                                                            --------------  --------------
NET ASSET VALUE- END OF PERIOD                                                              $      9.15 $           12.49
                                                                                            ==============  ==============
  Total Return (excluding sales charge)                                                           (24.84%)        6.01%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                          $     107,955   $      92,190
                                                                                            --------------  --------------
Ratio of expenses to average net assets                                                              0.23%        0.23%(c)
Ratio of net investment income (loss) to average net assets                                          1.10%        0.83%(c)
Ratio of expenses to average net assets*                                                             0.29%        0.30%(c)
Portfolio turnover**                                                                                 1.85%           9.72%
==========================================================================================================================

+   NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS
    WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.

FINANCIAL HIGHLIGHTS
===========================================================================================================



                                                                          SERVICE CLASS SHARES
                                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000          1999(a)
===========================================================================================================
NET ASSET VALUE  BEGINNING OF PERIOD                          $      12.45   $       11.91   $        9.66
                                                              -------------  --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07            0.07            0.09
Net realized and unrealized gains (losses) on investments            (3.17)           0.56            2.25
                                                              -------------  --------------  --------------
  Total investment activities                                        (3.10)           0.63            2.34
                                                              -------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.07)          (0.07)          (0.09)
Net realized gains                                                   (0.11)          (0.02)              -
In excess of net realized gains                                      (0.06)              -               -
                                                              -------------  --------------  --------------
  Total distributions                                                (0.24)          (0.09)          (0.09)
                                                              -------------  --------------  --------------
Net increase (decrease) in net asset value                           (3.34)           0.54            2.25
                                                              -------------  --------------  --------------
NET ASSET VALUE  END OF PERIOD                                $       9.11   $       12.45   $       11.91
                                                              =============  ==============  ==============
  Total Return (excluding sales charge)                            (25.22%)           5.25%       24.27%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $    233,943   $     189,443   $      72,049
Ratio of expenses to average net assets                               0.63%           0.63%        0.63%(c)
Ratio of net investment income (loss) to average net assets           0.70%           0.54%        0.69%(c)
Ratio of expenses to average net assets*                              0.69%           0.70%        0.83%(c)
Portfolio turnover**                                                  1.85%           9.72%          55.07%
===========================================================================================================
                                                                   INSTITUTIONAL SERVICE CLASS SHARES
                                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                               OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                  2001            2000          1999(a)
===========================================================================================================
NET ASSET VALUE  BEGINNING OF PERIOD                          $      12.48   $       11.94   $        9.66
                                                              -------------  --------------  --------------
Investment Activities:
Net investment income (loss)                                          0.08            0.08             0.1
Net realized and unrealized gains (losses) on investments            (3.17)           0.56            2.27
                                                              -------------  --------------  --------------
  Total investment activities                                        (3.09)           0.64            2.37
                                                              -------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.08)          (0.09)
Net realized gains                                                   (0.11)          (0.02)              -
In excess of net realized gains                                      (0.06)              -               -
                                                              -------------  --------------  --------------
  Total distributions                                                (0.25)          (0.10)          (0.09)
                                                              -------------  --------------  --------------
Net increase (decrease) in net asset value                           (3.34)           0.54            2.28
                                                              -------------  --------------  --------------
NET ASSET VALUE  END OF PERIOD                                $       9.14   $       12.48   $       11.94
                                                              =============  ==============  ==============
  Total Return (excluding sales charge)                            (25.04%)           5.37%       24.64%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $     35,097   $      31,917   $      17,389
Ratio of expenses to average net assets                               0.48%           0.48%        0.48%(c)
Ratio of net investment income (loss) to average net assets           0.84%           0.69%        0.87%(c)
Ratio of expenses to average net assets*                              0.54%           0.55%        0.67%(c)
Portfolio turnover**                                                  1.85%           9.72%          55.07%
===========================================================================================================

*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT
    OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE
    CLASSES OF SHARES.
(a) FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1999.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.


                                                                                  LOCAL FUND SHARES
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
NATIONWIDE S&P 500 INDEX FUND                                  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000-          1999          1998(A)
=========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      12.48   $      11.95   $       9.66   $       10.00
                                                              -------------  -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07           0.11           0.12            0.04
Net realized and unrealized gains (losses) on investments            (3.14)          0.54           2.27           (0.35)
                                                              -------------  -------------  -------------  --------------
  Total investment activities                                        (3.07)          0.65           2.39           (0.31)
                                                              -------------  -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.07)         (0.10)         (0.10)          (0.03)
Net realized gains                                                   (0.11)         (0.02)             -               -
In excess of net realized gains                                      (0.06)             -              -               -
                                                              -------------  -------------  -------------  --------------
  Total distributions                                                (0.24)         (0.12)         (0.10)          (0.03)
                                                              -------------  -------------  -------------  --------------
Net increase (decrease) in net asset value                           (3.31)          0.53           2.29           (0.34)
                                                              -------------  -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.17   $      12.48   $      11.95   $        9.66
                                                              =============  =============  =============  ==============
  Total Return (excluding sales charge)                            (24.91%)          5.43%         24.85%      (3.08%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $         96   $     10,555   $     30,674   $      22,325
Ratio of expenses to average net assets                               0.35%          0.35%          0.35%        0.35%(c)
Ratio of net investment income (loss) to average net assets           0.94%          0.84%          1.05%        1.55%(c)
Ratio of expenses to average net assets*                              0.37%          0.38%          0.52%        0.64%(c)
Portfolio turnover**                                                  1.85%          9.72%         55.07%           3.07%
=========================================================================================================================

+   NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS
    WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(A) FOR THE PERIOD FROM JULY 24, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.
(B) NOT ANNUALIZED.
(C) ANNUALIZED.

FINANCIAL HIGHLIGHTS
===========================================================================================================



                                                                    CLASS A SHARES          CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED    PERIOD ENDED
NATIONWIDE MID CAP MARKET INDEX FUND                           OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                  2001          2000(a)         2001(d)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      11.77           10.00   $       11.62
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07            0.09               -
Net realized and unrealized gains (losses) on investments            (1.50)           1.76           (1.83)
                                                              -------------  --------------  --------------
  Total investment activities                                        (1.43)            1.85          (1.83)
                                                              -------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.08)              -
Net realized gains                                                   (0.39)              -           (0.04)
In excess of net realized gains                                      (0.08)              -           (0.01)
                                                              -------------  --------------  --------------
  Total distributions                                                (0.55)          (0.08)          (0.05)
                                                              -------------  --------------  --------------
Net increase (decrease) in net asset value                           (1.98)           1.77           (1.88)
                                                              -------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       9.79   $       11.77   $        9.74
                                                              =============  ==============  ==============
  Total Return (excluding sales charge)                            (12.57%)       18.51%(b)     (16.05%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      9,028   $               $           6
Ratio of expenses to average net assets                               0.81%        0.81%(c)        1.41%(c)
Ratio of net investment income (loss) to average net assets           0.56%        0.95%(c)      (0.38%)(c)
Ratio of expenses to average net assets*                              1.27%        3.12%(c)        3.66%(c)
Portfolio turnover**                                                119.76%          35.19%         119.76%
===========================================================================================================

                                                                             INSTITUTIONAL CLASS SHARES
                                                                             YEAR ENDED      PERIOD ENDED
                                                                             OCTOBER 31,     OCTOBER 31,
                                                                                 2001        2000(a)+
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                11.80   $       10.00
                                                                             --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                          0.10            0.14
Net realized and unrealized gains (losses) on investments                            (1.49)           1.76
                                                                             --------------  --------------
  Total investment activities                                                        (1.39)           1.90
                                                                             --------------  --------------
DISTRIBUTIONS:
Net Investment Income                                                                (0.10)          (0.10)
Net realized gains                                                                   (0.39)              -
In excess of net realized gains                                                      (0.08)              -
                                                                             --------------  --------------
  Total distributions                                                                (0.57)          (0.10)
                                                                             --------------  --------------
Net increase (decrease) in net asset value                                           (1.96)           1.80
                                                                             --------------  --------------
NET ASSET VALUE - END OF PERIOD                                                       9.84   $       11.80
                                                                             ==============  ==============
  Total Return (excluding sales charge)                                            (12.17%)       19.03%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets, at end of period (000)                                                  26,719   $
Ratio of expenses to average net assets                                               0.31%        0.31%(c)
Ratio of net investment income (loss) to average net assets                           1.08%        1.49%(c)
Ratio of expenses to average net assets*                                              1.00%        2.76%(c)
Portfolio turnover**                                                                119.76%          35.19%
===========================================================================================================

*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED,
    THE RATIOS WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES
    OF SHARES. NET INVESTMENT INCOME (LOSS) IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.
(d) FOR THE PERIOD FROM MAY 25, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

                                                                     CLASS A SHARES          INSTITUTIONAL CLASS SHARES
                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
NATIONWIDE SMALL CAP INDEX FUND                                OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(A)          2001          2000(A)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.67   $       10.00   $       9.70   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.07            0.07           0.11            0.09
Net realized and unrealized gains (losses) on investments            (1.32)          (0.34)         (1.32)          (0.32)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (1.25)          (0.27)         (1.21)          (0.23)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.06)         (0.11)          (0.07)
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.08)          (0.06)         (0.11)          (0.07)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (1.33)          (0.33)         (1.32)          (0.30)
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       8.34   $        9.67   $       8.38   $        9.70
                                                              =============  ==============  =============  ==============
  Total Return (excluding sales charge)                            (12.95%)      (2.71%)(b)       (12.54%)      (2.30%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      4,098   $          32   $     11,366   $       2,301
Ratio of expenses to average net assets                               0.79%        0.79%(c)          0.29%        0.29%(c)
Ratio of net investment income (loss) to average net assets           0.75%        1.00%(c)          1.30%        1.69%(c)
Ratio of expenses to average net assets*                              1.64%      329.04%(c)          1.94%       19.76%(c)
Portfolio turnover**                                                 50.19%          48.27%         50.19%          48.27%
==========================================================================================================================

*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS
    WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.

FINANCIAL HIGHLIGHTS
==========================================================================================================================


                                                                     CLASS A SHARES                CLASS B SHARES
                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
NATIONWIDE INTERNATIONAL INDEX FUND                            OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000(A)          2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.65   $       10.00   $       8.62   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.08            0.06           0.04            0.02
Net realized and unrealized gains (losses) on investments            (2.28)          (1.36)         (2.30)          (1.38)
                                                              -------------  --------------  -------------  --------------
  Total investment activities                                        (2.20)          (1.30)         (2.26)          (1.36)
                                                              -------------  --------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.08)          (0.05)         (0.04)          (0.02)
                                                              -------------  --------------  -------------  --------------
  Total distributions                                                (0.08)          (0.05)         (0.04)          (0.02)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.28)          (1.35)         (2.30)          (1.38)
                                                              =============  ==============  =============  ==============
NET ASSET VALUE - END OF PERIOD                               $       6.37   $        8.65   $       6.32   $        8.62
  Total Return (excluding sales charge)                            (25.44%)     (13.03%)(b)       (26.17%)     (13.62%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $     10,877   $         230   $         59   $          53
Ratio of expenses to average net assets                               0.86%        0.86%(c)          1.46%        1.46%(c)
Ratio of net investment income (loss) to average net assets           1.17%        1.01%(c)          0.42%        0.39%(c)
Ratio of expenses to average net assets*                              3.97%       49.77%(c)          7.41%       63.29%(c)
Portfolio turnover**                                                 30.18%           5.66%         30.18%           5.66%
==========================================================================================================================

                                                                                             INSTITUTIONAL CLASS SHARES
                                                                                             YEAR ENDED     PERIOD ENDED
                                                                                             OCTOBER 31,    OCTOBER 31,
                                                                                                2001          2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                                                        $       8.66   $       10.00
                                                                                             -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                                         0.10            0.09
Net realized and unrealized gains (losses) on investments                                           (2.29)          (1.35)
                                                                                             -------------  --------------
  Total investment activities                                                                       (2.19)          (1.26)
                                                                                             -------------  --------------
DISTRIBUTIONS:
Net investment income                                                                               (0.10)          (0.08)
                                                                                             -------------  --------------
  Total distributions                                                                               (0.10)          (0.08)
                                                                                             -------------  --------------
Net increase (decrease) in net asset value                                                          (2.29)          (1.34)
                                                                                             -------------  --------------
NET ASSET VALUE - END OF PERIOD                                                              $       6.37   $        8.66
                                                                                             =============  ==============
  Total Return (excluding sales charge)                                                           (25.28%)     (12.65%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                                           $     32,422   $       2,858
Ratio of expenses to average net assets                                                              0.36%        0.36%(c)
Ratio of net investment income (loss) to average net assets                                          1.42%        1.16%(c)
Ratio of expenses to average net assets*                                                             2.60%        8.18%(c)
Portfolio turnover**                                                                                30.18%           5.66%
==========================================================================================================================

*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS
    WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.

                                                                    CLASS A SHARES              CLASS B
                                                                                                 SHARES
                                                               YEAR ENDED     PERIOD ENDED    PERIOD ENDED
NATIONWIDE BOND INDEX FUND                                     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                  2001          2000(a)         2001(d)
==========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      10.08   $       10.00   $       10.75
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.570             0.5            0.02
Net realized and unrealized gains (losses) on investments             0.93            0.08            0.18
                                                              -------------  --------------  --------------
  Total investment activities                                         1.50            0.58            0.20
                                                              -------------  --------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.57)          (0.50)          (0.02)
Net realized gains                                                   (0.08)              -               -
                                                              -------------  --------------  --------------
  Total distributions                                                (0.65)          (0.50)          (0.02)
                                                              -------------  --------------  --------------
Net increase (decrease) in net asset value                            0.85            0.08            0.18
                                                              -------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                               $      10.93   $       10.08   $       10.93
                                                              =============  ==============  ==============
  Total Return (excluding sales charge)                              15.28%        5.92%(b)        1.85%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      9,693   $       8,352   $          10
Ratio of expenses to average net assets                               0.81%        0.81%(c)        1.41%(c)
Ratio of net investment income (loss) to average net assets           5.04%        6.06%(c)        3.05%(c)
Ratio of expenses to average net assets*                              1.12%        3.48%(c)        1.63%(c)
Portfolio turnover**                                                150.27%          35.74%         150.27%
===========================================================================================================
                                                                              INSTITUTIONAL CLASS SHARES
                                                                              YEAR ENDED      PERIOD ENDED
                                                                              OCTOBER 31,     OCTOBER 31,
                                                                                 2001          2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD
                                                                             $       10.09   $       10.00
                                                                             --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                                          0.63            0.54
Net realized and unrealized gains (losses) on investments                             0.91            0.09
                                                                             --------------  --------------
  Total investment activities                                                         1.54            0.63
                                                                             --------------  --------------
DISTRIBUTIONS:
Net investment income                                                                (0.63)          (0.54)
Net realized gains                                                                   (0.08)              -
                                                                             --------------  --------------
  Total distributions                                                                (0.71)          (0.54)
                                                                             --------------  --------------
Net increase (decrease) in net asset value                                            0.83            0.09
                                                                             --------------  --------------
NET ASSET VALUE - END OF PERIOD
                                                                             $       10.92   $       10.09
                                                                             ==============  ==============
  Total Return (excluding sales charge)                                              15.71%        6.47%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                           $      45,750   $       3,763
Ratio of expenses to average net assets                                               0.31%        0.31%(c)
Ratio of net investment income (loss) to average net assets                           5.51%        6.49%(c)
Ratio of expenses to average net assets*                                              1.10%       10.87%(c)
Portfolio turnover**                                                                150.27%          35.74%
===========================================================================================================

*   DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT
    OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
**  PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE
    CLASSES OF SHARES.
(a) FOR THE PERIOD FROM DECEMBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b) NOT ANNUALIZED.
(c) ANNUALIZED.
(d) FOR THE PERIOD FROM OCTOBER 12, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2001.

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                                                                              44

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



Filed via Rule 497


Gartmore Funds



P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                               GG-0007 1/02

NorthPointe Small Cap Value Fund        March 1, 2002

                                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================



FUND SUMMARY. . . . . . . . . . . . . . . . . . . .   2

MORE ABOUT THE FUND . . . . . . . . . . . . . . . .   5
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . . .   7
Investment Adviser
Subadviser
Prior Performance of the Portfolio Managers

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . .   8
Buying Shares
Selling Shares
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . .  10
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . .  11

ADDITIONAL INFORMATION. . . . . . . . . . .  BACK COVER

FUND SUMMARY
================================================================================


This prospectus provides information about the NorthPointe Small Cap Value Fund (the "Fund"), a series of Gartmore Mutual Funds (formerly Nationwide(R) Mutual Funds). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More about the Fund" beginning on page 5. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

The Fund's investment adviser, Gartmore Mutual Fund Capital Trust (GMF), has selected NorthPointe Capital LLC as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are those whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R) 2000(1) Index. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2001, the market capitalizations of companies in the Russell 2000 ranged from $4.1 million to $2.3 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

---------------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts (REITs).

The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing, if the price fits the subadviser's price target or to control the overall risk of the portfolio.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience shortterm volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in these securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. This return is shown on a before-tax basis. The table shows the Fund's average annual total returns on a before-tax and after-tax basis for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-INSTITUTIONAL CLASS SHARES(1)
(YEAR ENDED DECEMBER 31)

[GRAPH OMITTED]

2001             8.69%

Best Quarter:   14.39% 2nd qtr. of 2001
Worst Quarter: -13.22% 3rd qtr. of 2001

---------------
1    This annual return does not reflect the effect of taxes.

                                                                       Since
Average annual returns(1) - as of December 31, 2001        1 year   Inception(2)
================================================================================

Institutional Class shares-Before Taxes                    8.69%       15.95%
--------------------------------------------------------------------------------
Institutional Class shares-After Taxes on Distributions    6.22%       14.05%
--------------------------------------------------------------------------------
Institutional Class shares-After Taxes on
Distributions and Sale of Shares                           5.36%       11.91%
--------------------------------------------------------------------------------
Russell 2000 (R) Index(3)                                 2.49% -      2.37%

-----------------
1 These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.
2    The Fund began operations on June 29, 2000.
3 The Russell 2000 Index is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FUND SUMMARY
================================================================================



FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.

                                               Institutional
                                                   Class
                                                   shares
=============================================================
Shareholder Fees
(paid directly from your investment)                     None
Institutional
Annual Fund Operating Expenses Class
(deducted from Fund assets) shares
Management Fees                                         0.85%
-------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                 None
Other Expenses(1)                                       0.27%
=============================================================
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                 1.12%
-------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements            0.12%
=============================================================
NET EXPENSES AFTER WAIVERS                              1.00%

-----------------
1 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
2 GMF, the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2003. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Institutional Class shares  $   102  $    344  $    605  $   1,352

MORE ABOUT THE FUND
================================================================================



PRINCIPAL INVESTMENTS AND TECHNIQUES
The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PREFERRED STOCK. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management
-    Lack a proven track record
-    Be unable to generate funds necessary for growth or development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-    Market products or services which may become quickly obsolete.

MORE ABOUT THE FUND
================================================================================



Small cap companies in the technology and biotechnology sectors may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS - There are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.
- CURRENCY - Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

RISK ASSOCIATED WITH VALUE STOCKS. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of the Fund's subadviser. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999 and manages mutual fund assets. As of November 30, 2001, GMF and its affiliates had approximately $26.3 billion in assets under management of which $14 billion was managed by GMF.

The Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fee paid for the fiscal year ended October 31, 2001 (including fees paid to the Fund's subadviser), expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.85%.

SUBADVISER

NorthPointe Capital, LLC (NorthPointe), 101 West Beaver Road, Suite 1125, Troy, Michigan 48084 is the Fund's subadviser. Subject to the supervision of GMF and the Trustees, NorthPointe manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee for the fiscal year ended October 31, 2001, based on the Fund's average daily net assets of 0.85%.

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and between June 1995 and December 1999, co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGERS

As described above, Mr. Petherick and Ms. Champagne were primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to the Fund. That Fund was the Loomis Sayles Small Cap Value Fund (the "Prior Fund"). They managed the Prior Fund together beginning in June 1995 through December 1999. Performance for the Prior Fund follows. This performance for the Prior Fund reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The Prior Fund's performance is shown for the Institutional Shares which have been in existence for the longest period of time; the expenses of the Institutional Shares are lower than the expenses for Institutional Class Shares of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND-INSTITUTIONAL SHARES


                                                   Annualized   Russell
                                                       Total       2000
                                                      Return*     Index
=========================================================================
1 year ended December 31, 1999                            0.37%    21.26%
-------------------------------------------------------------------------
Period from July 1, 1995 until December 31, 1999**       15.61%    15.21%
----------------

* Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses. Likewise, total returns for the Prior Fund would have been lower if the expenses associated with the NorthPointe Small Cap Value Fund were applied to the Prior Fund.
** Mr. Petherick and Ms. Champagne began co-managing the Institutional Class shares of the Loomis Sayles Small Cap Value Fund in June of 1995.

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities. The securities found in the Russell 2000 Index are similar, but not identical, to those in the Fund's portfolio as well as those securities which were found in the portfolio of the Prior Fund that was managed by Mr. Petherick and Ms. Champagne.

We have included performance information about the Prior Fund for comparison purposes, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

The performance of the Prior Fund when managed by Mr. Petherick and Ms. Champagne may not be comparable to the performance of the Fund because of the following differences:

-    brokerage commissions and dealer spreads
-    expenses (including management fees)
- the size of the investment in a particular security in relation to the portfolio size
- the timing of purchases and sales (including the affect of market conditions at that time)
-    the timing of cash flows into the portfolio
-    the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance information is based on information found in Factset. The Fund believes that it is reliable, but the Fund has not independently verified it.

BUYING, SELLING AND EXCHANGING FUND SHARES
================================================================================



BUYING SHARES

The Fund's Institutional Class shares are available for purchase only by the following:

-    Funds of funds offered by GMF or other affiliates of the Trust.
- Tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund.
- Institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts.
- A bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee.
- Registered investment advisers investing on behalf of institutions and high net-worth individuals whose money is entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.
- High net worth individuals desiring to purchase shares of the Fund directly through the Fund's distributor provided they are able to satisfy the minimum investment requirements described below.

Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Fund's Distributor. It is anticipated that Gartmore Distribution Services, Inc. will become the Fund's Distributor, after March 1, 2002.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
- There are no changes in the value of the Fund's portfolio which would affect the NAV.

If current prices are not available, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

MINIMUM INVESTMENTS

To open an account      $3,000,000
----------------------------------
Additional investments  $   50,000
----------------------------------

These minimum investment amounts may be waived under certain circumstances.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Fund shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                      1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                    1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

SELLING SHARES

You can sell-also known as redeeming-your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

HOW TO PLACE YOUR SALE ORDER

If you wish to sell your shares you should contact Customer Service at 1-800-848-0920 for information regarding such sales.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in that new fund meets that fund's minimum investment requirement.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-Exchanging Fund Shares" on page 10.

HOW TO PLACE YOUR EXCHANGE ORDER

You should contact the Fund at 1-800-848-0920 to get information on how to request an exchange of shares. Your exchange will be processed on the date the Fund receives your request. If your request is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-637- 0012, or by logging on to our website at www.gartmorefunds.com. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):

Fund                                                Exchange Fee
-----------------------------------------------------------------
Gartmore Emerging Markets Fund                              2.00%
Gartmore International Growth Fund                          2.00%
Gartmore International Small Cap Growth Fund                2.00%
Gartmore Global Financial Services Fund                     2.00%
Gartmore Global Utilities Fund                              2.00%
Gartmore Global Health Sciences Fund                        2.00%
Gartmore Worldwide Leaders Fund                             2.00%
Gartmore U.S. Leaders Fund                                  2.00%
Gartmore U.S. Growth Leaders Fund                           2.00%
Gartmore Global Technology and Communications Fund          2.00%
Gartmore Millennium Growth Fund                             1.50%
Gartmore Value Opportunities Fund                           1.50%
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION AND TAXES
================================================================================



The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified taxdeferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding. You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

FINANCIAL HIGHLIGHTS
================================================================================



The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual report, which is available upon request.


                                                             INSTITUTIONAL    Class Shares
                                                              YEAR ENDED      PERIOD ENDED
NORTHPOINTE SMALL CAP VALUE FUND                              OCTOBER 31,     OCTOBER 31,
                                                                 2001           2000(a)
===========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                       $        10.50   $       10.00
                                                            ---------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.13            0.02
Net realized and unrealized gains (losses) on investments             0.62            0.49
                                                            ---------------  --------------
  Total investment activities                                         0.75            0.51
                                                            ---------------  --------------
DISTRIBUTIONS:
Net investment income                                                (0.11)          (0.01)
                                                            ---------------  --------------
  Total distributions                                                (0.11)          (0.01)
                                                            ---------------  --------------
Net increase (decrease) in net asset value                            0.64            0.50
                                                            ---------------  --------------
NET ASSET VALUE   END OF PERIOD                             $        11.14   $       10.50
                                                            ===============  ==============
  Total Return (excluding sales charge)                               7.13%        5.14%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $       30,470   $      23,359
Ratio of expenses to average net assets                               1.00%        1.00%(c)
Ratio of net investment income to average net assets                  1.00%        0.82%(c)
Ratio of expenses to average net assets*                              1.38%        1.79%(c)
Portfolio turnover                                                  150.45%          49.93%
===========================================================================================

*     DURING THE PERIOD CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH
      WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
(a)   FOR THE PERIOD FROM JUNE 29, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2000.
(b)   NOT ANNUALIZED.
(c)   ANNUALIZED.

[This Page Left Blank Intentionally]

[This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM                                               GG-0007 1/02


Filed  via Rule 497


Gartmore Morley Capital                  March 1, 2002
Accumulation Fund
(formerly, Nationwide (R)               As with all mutual funds, the Securities
Morley Capital Accumulation Fund)       and Exchange Commission has not approved
                                        or disapproved this Fund's shares or
                                        determined whether this prospectus is
                                        complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
================================================================================



FUND SUMMARY. . . . . . . . . . . . . . . . . . .   2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . .   6
Principal Investments and Techniques
Temporary Defensive Positions

MANAGEMENT. . . . . . . . . . . . . . . . . . . .   8
Investment Adviser
Portfolio Managers

BUYING AND SELLING FUND SHARES. . . . . . . . . .   9
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . .  13
Distributions of Income and Capital Gains
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . .  14

ADDITIONAL INFORMATION. . . . . . . . . .  BACK COVER

FUND SUMMARY
================================================================================



This prospectus provides information about the Gartmore Morley Capital Accumulation Fund (formerly Nationwide (R) Morley Capital Accumulation Fund) (the "Fund"), a series of Gartmore Mutual Funds (formerly Nationwide (R) Mutual Funds). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes-Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares-Choosing a Share Class" beginning on page 9.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

To achieve its goals, under nor-mal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's port-folio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

DURATION a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

HIGH GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the two highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Rating Group or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

PRINCIPAL RISKS

Because the value of the securities held by the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a secu-

FUND SUMMARY
================================================================================



rity may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a debt security that the Fund purchases cannot be sold, or cannot be sold quickly, at an accept-able price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table pro-vide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-SERVICE CLASS SHARES (1)
(YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

2000                        5.65%
2001                        5.85%

Best Quarter:  1.58% 4th qtr. of 2001
Worst Quarter: 1.17% 2nd qtr. of 2000
---------------
1    These annual returns do not reflect the effect of taxes.

                                                                  Since
Average annual returns (1)- as of December 31, 2001  1 year   Inception (2)
===========================================================================
Service Class shares - Before Taxes                    5.85%          5.49%
---------------------------------------------------------------------------
IRA Class shares - Before Taxes                        5.84%          5.48%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes              6.27%          5.90%
---------------------------------------------------------------------------
Lipper Money Market Fund Index 3                       3.80%          4.82%

---------------
1 These returns reflect performance after expenses are deducted. Please call 1-800-637-0012 for the Fund's current 30-day yield.
2    The Fund commenced operations on February 1, 1999.
3 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                          Service   Institutional     IRA
Shareholder Fees (1)                                       Class        Class        Class
(paid directly from your investment)                       shares       shares      shares
===========================================================================================
Redemption Fee (as a percentage of
the amount redeemed)(2)                                      2.00%           2.00%    2.00%
-------------------------------------------------------------------------------------------

                                                          Service   Institutional   IRA
Annual Fund Operating Expenses                            Class         Class       Class
(deducted from fund assets)                               shares        shares      shares
===========================================================================================
Management Fees                                              0.25%           0.25%    0.25%
-------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                     0.25%            None    0.25%
-------------------------------------------------------------------------------------------
Other Expenses (3)                                           0.55%           0.41%    0.51%
===========================================================================================

TOTAL ANNUAL FUND OPERATING EXPENSES(4)                      1.05%           0.66%    1.01%

---------------
1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.
2 You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger (Trigger) is active the day your redemption order is received by the Fund. See "Selling Shares-Redemption fees" on page 11 to determine when the Trigger is considered to be active.
3 "Other Expenses" have been restated to reflect revised fees for fund administration, transfer agency and custody services and other fee changes implemented for the current fiscal year.
4 Gartmore Morley Capital Management, Inc. (GMCM), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.95% for Service Class and IRA Class shares and 0.55% for Institutional Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
==================================================================
Service Class shares        $   107  $    334  $    579  $   1,283
------------------------------------------------------------------
Institutional Class shares  $    67  $    211  $    368  $     822
------------------------------------------------------------------
IRA Class shares            $   103  $    322  $    558  $   1,236

MORE ABOUT THE FUND
================================================================================



PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques in an effort to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies. These agencies and securities include:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
-    The Federal Home Loan Banks.
-    The Federal National Mortgage Association (FNMA).
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC).
-    The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks like mortgage-backed securities.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable- rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable- rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their amortized cost plus accrued interest. Under normal circumstances, the value of a wrap con-tract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objective, and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT ADVISER

Gartmore Morley Capital Management, Inc. (formerly, Morley Capital Management, Inc.) (GMCM), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc. As of November 30, 2001, GMCM and its affiliates had approximately $26.3 billion in assets under management, of which $10.8 billion was managed by GMCM.

The Fund pays GMCM an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2001, expressed as a percentage of the Fund's average daily net assets, was 0.25%.

Until March 5, 2001, Gartmore Trust Company (formerly Union Bond & Trust Company) served as the Fund's investment adviser.

PORTFOLIO MANAGERS

Perpetua M. Phillips and Parker D. Bridgeport are co-portfolio managers of the Fund. Ms. Phillips joined GMCM in 1999 and has over twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips also began co-managing the Gartmore Morley Enhanced Income Fund. Prior to joining GMCM, Ms. Philips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999). Mr. Bridgeport has sixteen years of experience in finance and investments, including fixed income portfolio management and trading and credit analysis, most recently for GE Financial Assurance where he worked for six years, prior to joining GMCM in June 2001. Mr. Bridgeport also co-managed the Gartmore Morley Enhanced Income Fund. Both Ms. Phillips and Mr Bridgeport are members of GMCM's Investment & Strategy Committee.

BUYING AND SELLING FUND SHARES
================================================================================



CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Fund's distributor (the Distributor), or paid by the Distributor to brokers for distribution and shareholder services. Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Funds' Distributor. It is anticipated that Gartmore Distribution Services, Inc. will become the Fund's Distributor, after March 1, 2002. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

Qualified (or other retirement) plan-or contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:
- employee benefit plans qualified under Section 401(a) of the Internal Revenue Code.
-    governmental plans as defined in Section 414(d) of the Internal Revenue
     Code.
- eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code.
- employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code.
- bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code.
-    other plans eligible to invest in bank-maintained collective funds.

WHO CAN BUY IRA CLASS SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of any class of the Fund's shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS-SERVICE CLASS
To open an account                  25,000
------------------------------------------
Additional investments                None
------------------------------------------
MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS
To open an account                  25,000
------------------------------------------
Additional investments                None
------------------------------------------
MINIMUM INVESTMENTS-IRA CLASS
To open an account
(including an Automatic
Asset Accumulation Plan)             1,000
------------------------------------------
Additional investments                 100
------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction           50
------------------------------------------

These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848- 0920 for more information. If you purchase shares through an account at a broker, different minimum account requirements may apply.

BUYING AND SELLING FUND SHARES
================================================================================


The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL. Complete and mail the application with a check or money order made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and writing instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchase, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week.

CUSTOMER SERVICE 1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell-also known as redeeming-your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Generally, we will pay you for shares that you sell within three days after receiving your order to sell.

Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, under extraordinary circumstances the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past business 10 days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:

- death, disability, retirement, employment termination, loans, hard-ships or other withdrawals permitted by the terms of your employee benefit plan; or
- an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain

BUYING AND SELLING FUND SHARES
================================================================================



circumstances. Please refer to the section entitled "Signature Guarantee-IRA Class Shares" on page 11. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-IRA CLASS SHARES

If the value of your IRA Class shares falls below $1,000, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000. Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Service Class and IRA Class shares of the Fund to compensate the Distributor for expenses associated with distributing and selling its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.



DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. All income and capital gains distributions will be reinvested in shares of the Fund.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes. Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS
================================================================================



The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain in formation reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




GARTMORE MORLEY CAPITAL                                                 SERVICE CLASS SHARES
ACCUMULAION FUND                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
(FORMERLY NATIONWIDE MORLEY                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
CAPITAL ACCUMULATION FUND)                                       2001           2000          1999(A)
========================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                                       $      10.00   $      10.00   $       10.00
                                                            -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                        0.55           0.53            0.35
Net realized and unrealized gains (losses) on investments              -           0.01              --
                                                            -------------  -------------  --------------
  Total investment activities                                       0.55           0.54            0.35
                                                            -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                              (0.55)         (0.54)          (0.35)
                                                            -------------  -------------  --------------
  Total distributions                                              (0.55)         (0.54)          (0.35)
                                                            -------------  -------------  --------------
Net increase (decrease) in net asset value                             -              -               -
                                                            -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                             $      10.00   $      10.00   $       10.00
                                                            =============  =============  ==============
  Total Return (excluding sales charge)                             5.64%          5.52%        3.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                          $     24,871   $      8,820   $       1,051
Ratio of expenses to average net assets                             0.95%          0.95%        0.95%(c)
Ratio of net investment income to average net assets                5.45%          5.51%        4.74%(c)
Ratio of expenses to average net assets*                            1.23%          1.80%        6.10%(c)
Portfolio turnover**                                               59.67%         28.30%           8.20%
========================================================================================================

GARTMORE MORLEY CAPITAL                                              INSTITUTIONAL CLASS SHARES
ACCUMULAION FUND                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
(FORMERLY NATIONWIDE MORLEY                                   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
CAPITAL ACCUMULATION FUND)                                        2001           2000          1999(A)
=========================================================================================================
NET ASSET VALUE -
  BEGINNING OF PERIOD                                        $      10.00   $      10.00   $       10.00
                                                             -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         0.59           0.57            0.38
Net realized and unrealized gains (losses) on investments               -           0.01               -
                                                             -------------  -------------  --------------
  Total investment activities                                        0.59           0.58            0.38
                                                             -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                                               (0.59)         (0.58)        (0.38)_
                                                             -------------  -------------  --------------
  Total distributions                                               (0.59)         (0.58)          (0.38)
                                                             -------------  -------------  --------------
Net increase (decrease) in net asset value                              -              -               -
                                                             -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                              $      10.00   $      10.00   $       10.00
                                                             =============  =============  ==============
  Total Return (excluding sales charge)                              6.06%          5.93%        3.91%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                           $     15,531   $      8,973   $       5,130
Ratio of expenses to average net assets                              0.55%          0.55%        0.55%(c)
Ratio of net investment income to average net assets                 5.83%          5.85%        5.17%(c)
Ratio of expenses to average net assets*                             0.83%          1.47%        4.18%(c)
Portfolio turnover**                                                59.67%         28.30%           8.20%
=========================================================================================================

=========================================================================================
                                                          IRA CLASS SHARES
                                              YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                 2001           2000          1999(A)
=========================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD        $      10.00   $      10.00   $       10.00
                                             -------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                         0.55           0.53            0.35
Net realized and unrealized gains (losses)
    on investments                                      -           0.01               -
                                             -------------  -------------  --------------
  Total investment activities                        0.55           0.54            0.35
                                             -------------  -------------  --------------
DISTRIBUTIONS:
Net investment income                               (0.55)         (0.54)          (0.35)
                                             -------------  -------------  --------------
  Total distributions                               (0.55)         (0.54)          (0.35)
                                             -------------  -------------  --------------
Net increase (decrease) in net asset value              -              -               -
                                             -------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD              $      10.00   $      10.00   $       10.00
                                             =============  =============  ==============
  Total Return (excluding sales charge)              5.64%          5.51%        3.60%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)           $      2,073   $      1,867   $       1,829
Ratio of expenses to average net assets              0.95%          0.95%        0.95%(c)
Ratio of net investment income to average
   net assets                                        5.46%          5.38%        4.77%(c)
Ratio of expenses to average net assets*             1.19%          1.81%        4.65%(c)
Portfolio turnover**                                59.67%         28.30%           8.20%
=========================================================================================

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(b)  Not annualized.
(c)  Annualized.

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




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




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

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495



GARTMORE FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
WWW.GARTMOREFUNDS.COM                                              GG-0007 1/02


Filed via Rule 497


[PICTURE OMITTED]

SHELVED SERIES


Gartmore Asia-Pacific Leaders Fund
Gartmore European Leaders Fund
Gartmore Global Small Companies Fund
Gartmore OTC Fund
Nationwide (R) Growth Focus Fund


Gartmore Funds


PROSPECTUS
MAY 1, 2002




                                [GRAPHIC OMITTED]




Look BEYOND(SM).


                                   As  with all mutual funds, the Securities and
                                   Exchange  Commission  has  not  approved  or
GARTMORE                           disapproved these Funds' shares or determined
------------------                 whether  this  prospectus  is  complete  or
GLOBAL INVESTMENTS                 accurate.  To  state  otherwise  is  a crime.

TABLE OF CONTENTS
================================================================================


FUND  SUMMARIES . . . . . . . . . . . . . . . . . . .  2
Gartmore  Asia-Pacific  Leaders  Fund
Gartmore  European  Leaders  Fund
Gartmore  Global  Small  Companies  Fund
Gartmore  OTC  Fund
Nationwide(R)  Growth  Focus  Fund

MORE  ABOUT  THE  FUNDS . . . . . . . . . . . . . . . 17
Principal  Investments  and  Techniques
Principal  Investment  Risks

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .20
Investment  Advisor
Subadviser
Portfolio  Management  Team

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . .22
Choosing  a  Share  Class
Buying  Shares
Selling  Shares
Distribution  Plan
Exchanging  Shares

DISTRIBUTIONS  AND  TAXES . . . . . . . . . . . . . . 31
Distributions  of  Income  Dividends
Distributions  of  Capital  Gains
Reinvesting  Distributions
State  and  Local  Taxes
Selling  Fund  Shares
Exchanging  Fund  Shares

FINANCIAL  HIGHLIGHTS . . . . . . . . . . . . . . . . 32

ADDITIONAL  INFORMATION. . . . . . . . . . .  BACK COVER

FUND  SUMMARIES
================================================================================



This prospectus provides information about five of the Gartmore Mutual Funds (formerly Nationwide(r) Mutual Funds) (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Funds. The Funds' investment objective can be changed without shareholder approval. Use the summary to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Funds.

The Fund Summary contains a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goal or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Asia-Pacific Leaders Fund

-  Class  A
-  Class  B
-  Class  C
-  Institutional  Service  Class

Gartmore European Leaders Fund

-  Class  A
-  Class  B
-  Class  C
-  Institutional  Service  Class

Gartmore Global Small Companies Fund

-  Class  A
-  Class  B
-  Institutional  Service  Class

Gartmore OTC Fund

-  Class  A
-  Class  B
-  Class  C
-  Institutional  Class
-  Institutional  Service  Class

Nationwide(r) Growth Focus Fund

-  Class  A
-  Class  B
-  Institutional  Service  Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page __.

FUND  SUMMARIES  -  GARTMORE  ASIA-PACIFIC  LEADERS  FUND
================================================================================



OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long-term capital growth.

ASIA  PACIFIC  LEADERS

An Asia Pacific leader is defined as an Asian company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. Asia Pacific leaders include companies GGP believes have winning multinational strategies within their industries and may be domiciled in any country in the Asia Pacific area, including: Japan, Australia, New Zealand, Malaysia, China, Thailand, Indonesia, Philippines, Hong Kong, Korea, Taiwan and Singapore.

The rationale for investing in Asia Pacific leaders arises from the increasing importance of companies in the Asia Pacific area to the global economy.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of companies in the Asia Pacific area. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies it believes will have earnings growth greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in the Asia Pacific area. If the portfolio management team thinks that advantageous investment opportunities exist in securities of companies located in Asia Pacific area countries with emerging markets, the Fund may invest in those countries.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 50 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

Because the Fund will invest in companies that demonstrate a potential for outstanding growth, it may invest in equity securities of companies of any market capitalization. Market capitalization means the number of shares of a company's stock outstanding times the price per share. Therefore, it may invest in both older, well-established companies and in small to mid-capitalization, emerging growth companies.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND  SUMMARIES  -  GARTMORE  ASIA-PACIFIC  LEADERS  FUND
================================================================================



FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. With respect to securities of companies in Asia Pacific area countries with emerging markets, the foreign securities risks are magnified since the markets in these countries tend to be less liquid, are subject to greater price volatility, have smaller market capitalizations, are subject to less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally holds a core portfolio of approximately 50 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will begin operations on or about __________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                    Institutional
                                                                       Service
Shareholder fee(1)                    Class A   Class B   Class C       Class
(paid directly from your investment)   shares    shares    shares       shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                     5.75%(2)    None      1.00%      None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price or
sale proceeds, as applicable)           None(3)   5.00%(4)  1.00%(5)    None
---------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%     2.00%     2.00%       2.00%
---------------------------------------------------------------------------------

                                                                    Institutional
                                                                       Service
Shareholder fee(1)                    Class A   Class B   Class C       Class
(paid directly from your investment)   shares    shares    shares       shares
==================================================================================
Management Fees(7)                       1.00%     1.00%     1.00%           1.00%
----------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                             0.25%     1.00%     1.00%            None
----------------------------------------------------------------------------------
Other Expenses(8)                        1.45%     1.30%     1.30%           1.06%
==================================================================================
TOTAL ANNUAL FUND OPERATING
EXPENSES                                 2.70%     3.30%     3.30%           2.06%
----------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement                    0.95%     0.95%     0.95%           0.61%
==================================================================================
NET EXPENSES AFTER WAIVERS(9)            1.75%     2.35%     2.35%           1.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page __.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales chargeSee "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.
6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.
7 Because the Fund will commence operations on or about ____________, 2002, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.
8 As a new Fund, these are estimates for the current fiscal year ending October 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.
9 GGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through ____________, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursement made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
=====================================================
Class A Shares                      $        $
-----------------------------------------------------
Class B Shares                      $        $
-----------------------------------------------------
Class C Shares                      $        $
-----------------------------------------------------
Institutional Service Class Shares  $        $

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                    1 year   3 years
=====================================================
Class B Shares                      $        $
-----------------------------------------------------
Class C Shares                      $        $

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND  SUMMARIES  -  GARTMORE  EUROPEAN  LEADERS  FUND
================================================================================



OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Fund  seeks  long-term  capital  growth.

EUROPEAN  LEADERS

A European leader is defined as a European company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry.

The rationale for investing in European leaders is that the Fund's portfolio provides exposure to a region comparable to the U.S. and offers the opportunity to invest in European companies that are leaders in Europe generally and may also be leaders in their industrial segment globally.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of European companies. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio manager then identifies which of these companies she believes have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible longterm capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in European markets, including the United Kingdom.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations. - GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally holds a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will begin operations on or about ______________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                    Institutional
                                                                       Service
Shareholder Fees(1)                   Class A   Class B   Class C       Class
(paid directly from your investment)   shares    shares    shares       shares
=================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)    None      1.00%          None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price or
sale proceeds, as applicable)          None(3)   5.00%(4)   1.00%(5)       None
---------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)6                 2.00%    2.00%      2.00%         2.00%
---------------------------------------------------------------------------------

                                                               Institutional
                                                                  Service
Annual Fund Operating Expenses   Class A   Class B   Class C       Class
(deducted from Fund assets)       shares    shares    shares       shares
=============================================================================
Management Fees(7)                  1.00%     1.00%     1.00%           1.00%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%           None
-----------------------------------------------------------------------------
Other Expenses(8)                   1.49%     1.34%     2.31%           1.10%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  2.74%     3.34%     4.31%           2.10%
-----------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement               0.99%     0.99%     1.96%           0.65%
=============================================================================
NET EXPENSES AFTER WAIVERS(9)       1.75%     2.35%     2.35%           1.45%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page __.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

FUND  SUMMARIES  -  GARTMORE  EUROPEAN  LEADERS  FUND
================================================================================



4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.
6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.
7 Because the Fund will commence operations on or about ____________, 2002, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.
8 As a new Fund, these are estimates for the current fiscal year ending October 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.
9 GGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through ____________, 2003. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursement made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
=====================================================
Class A Shares                      $        $
-----------------------------------------------------
Class B Shares                      $        $
-----------------------------------------------------
Class C Shares                      $        $
-----------------------------------------------------
Institutional Service Class Shares  $        $

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                    1 year   3 years
=====================================================
Class B Shares                      $        $
-----------------------------------------------------
Class C Shares                      $        $

---------------
1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND  SUMMARIES  -  GARTMORE  GLOBAL  SMALL  COMPANIES  FUND
================================================================================



OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of small U.S. and foreign companies. The Fund looks to invest in small companies with a strong and improving franchise that are well positioned to take advantage of growth opportunities in their industries. The Fund's investment objective may be changed without shareholder approval.

GGAMT, the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the investment managers select regions or countries, and small companies they believe have the potential for unexpected growth.

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. The Fund considers a "small capitalization" company to be one whose market capitalization normally does not exceed $3 billion, at time of purchase. Though considered small by this definition, some companies in which the Fund invests may be among the largest within their respective countries.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's allocation to equity securities of small capitalization companies.

The Fund primarily invests in equity securities of U.S. and foreign small companies which may include equity interests in investment funds or trusts, convertible securities, common and preferred stocks, rights and warrants, real estate investment trust securities and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies, but it will not hold more than 10% of its assets in any one type of these securities.

The subadviser is a growth stock investor and its investment philosophy rests on two fundamental principles:

- Growth investing produces superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) produces average returns. Therefore, the subadviser focuses on identifying unexpected earnings growth.
- The subadviser looks to sell companies where there is significant risk that earnings growth will disappoint against expectations.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FUND  SUMMARIES  -  GARTMORE  GLOBAL  SMALL  COMPANIES  FUND
================================================================================



DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until on or about _________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                          Institutional
                                                             Service
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)   shares    shares      shares
========================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    5.75%(2)    None         None
-----------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicable)       None(3)   5.00%(4)      None

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses            Class A   Class B       Class
(deducted from Fund assets)                shares    shares       shares
============================================================================
Management Fees(5)                           1.15%     1.15%          1.15%
----------------------------------------------------------------------------
Distribution and/or Service (12b-1)Fees      0.25%     1.00%          None
----------------------------------------------------------------------------
Other Expenses(6)                            0.50%     0.35%          0.42%
============================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES         2.15%     2.91%          1.98%
----------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                                0.00%     0.16%          0.16%
============================================================================
NET EXPENSES AFTER WAIVER(7)                 2.15%     2.75%          1.82%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" on page __.
3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page __.
4 A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page __.
5 Because the Fund will commence operations on or about ____________, 2002, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.
6 As a new Fund, these are estimates for the current fiscal year ending October 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.
7 GGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through ____________, 2002. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursement made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
======================================================
Class A Shares                      $   781  $  1,209
-----------------------------------------------------
Class B Shares                      $   794  $  1,201
-----------------------------------------------------
Institutional Service Class Shares  $   201  $    901

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                    1 year   3 years
======================================================
Class B Shares                      $   294  $    901

1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND  SUMMARIES  -  GARTMORE  OTC  FUND
================================================================================



OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of U.S. and foreign companies that are traded in over-the-counter
(OTC) markets.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the remainder of the Fund's portfolio. To achieve its objective, under normal conditions, the Fund invests at least 80%, of its net assets in equity securities companies that are traded in the OTC markets. The Fund also invests in U.S. and foreign emerging growth companies whose securities are traded on a securities exchange. The Fund will invest 25% or more of its assets in companies in any one industry including technology and communications related industries. Companies in the technology and communications related industries may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronic, communications, health-care and bio-technology sectors. Regions or countries and companies are selected that are believed to have the potential to exceed market growth expectations.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts. The Fund will invest primarily in OTC companies across the market spectrum and small and mid-sized emerging growth companies.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.
- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

THE  OTC  MARKET

The OTC market is a network of telephone lines and a computerized quotation system through which securities trades can be made. OTC securities are securities which are principally traded on the OTC market; however, OTC securities can also be listed for trading on a domestic or foreign exchange. Currently the four OTC markets are the NASDAQ (U.S.), JASDAQ (Japan), EASDAQ (Europe) and KOSDAQ (Korea).

EMERGING  GROWTH  COMPANIES

Gartmore believes emerging growth companies are those companies that have a strong franchise in a dynamic industry.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

OTC MARKET RISKS. Companies whose securities are traded in the OTC markets generally have small market capitalizations or are newer companies than those listed on the NYSE or the American Stock Exchange. OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management or financial resources. As a result, the securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies.

In addition to these general risks, the liquidity and trading patterns of securities quoted on the EASDAQ, JASDAQ, or KOSDAQ markets may be substantially different from those of securities quoted on the NASDAQ. These OTC markets are relatively new quotation systems and only a small number of issuer's shares are quoted on these exchanges. As a result, historical trading prices may not be indicative of the prices at which securities listed on these exchanges will trade in the future. In addition, these exchanges have relatively low trading volumes for the stocks which they list. Hence, the price at which stocks will trade on the EASDAQ, JASDAQ or KOSDAQ may be subject to significant price fluctuations.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund will invest 25% or more of its assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual fund, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broadbased market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund did not commence operations until _____________, 2002.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                         Institutional
Shareholder Fees(1)                                         Service     Institutional
(paid directly from your   Class A   Class B   Class C       Class          Class
investment)                 shares    shares    shares      shares         shares
=====================================================================================
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)            5.75%(2)     None    1.00%         None           None
-------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                 None(3)   5.00%(4)  1.00%(5)      None           None
-------------------------------------------------------------------------------------

                                                         Institutional
Annual Fund Operating                                       Service      Institutional
Expenses (deducted from    Class A   Class B   Class C       Class           Class
Fund assets)                shares    shares    shares       shares          shares
=======================================================================================
Management Fees(6)            1.00%     1.00%     1.00%           1.00%           1.00%
---------------------------------------------------------------------------------------

Distribution and/or           0.25%     1.00%     1.00%           None            None
Service (12b-1) Fees
---------------------------------------------------------------------------------------
Other Expenses(7)             1.06%     0.91%     0.91%           0.98%           0.83%
=======================================================================================
TOTAL ANNUAL FUND             2.31%     2.91%     2.91%           1.98%           1.83%
OPERATING EXPENSES
---------------------------------------------------------------------------------------
Amount of Fee Waiver/         0.51%     0.51%     0.51%           0.51%           0.51%
Expense Reimbursement
=======================================================================================
NET FUND AFTER WAIVERS(8)     1.80%     2.40%     2.40%           1.47%           1.32%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

FUND  SUMMARIES  -  GARTMORE  OTC  FUND
================================================================================



2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" on page __.
3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-" Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares on page __."
4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC), on Class A, Class B and Class C shares" on page __.
5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.
6 Because the Fund will commence operations on or about ____________, 2002, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.
7 As a new Fund, these are estimates for the current fiscal year ending October 31, 2002. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.
8 GGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through ____________, 2002. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
=====================================================
Class A Shares                      $   796  $  1,255
-----------------------------------------------------
Class B Shares                      $   794  $  1,201
-----------------------------------------------------
Class C Shares                      $        $
-----------------------------------------------------
Institutional Service Class Shares  $   201  $    621
-----------------------------------------------------
Institutional Class Shares          $   186  $    576

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                    1 year   3 years
=====================================================
Class B Shares                      $   294  $    901
-----------------------------------------------------
Class C Shares                      $        $

----------
1 Expenses paid on the same investment in Class A, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND  SUMMARIES  -  NATIONWIDE(R)  GROWTH  FOCUS  FUND
================================================================================



OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long term capital appreciation.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, American Depository Receipts ("ADRs") and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, the Fund is fully invested.

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization: therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL  RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. Since the Fund normally concentrates in a core portfolio of 20 to 30 stocks, this risk may be increased. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until on or about _________, 2002.

FUND  SUMMARIES  -  NATIONWIDE(R)  GROWTH  FOCUS  FUND
================================================================================



FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                            Institutional
                                                               Service
Shareholder Fees(1)                     Class A   Class B       Class
(paid directly from your investment)     shares    shares      shares
=========================================================================
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of offering price)     5.75%(2)    None         None
-------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed on redemptions
(as a percentage of original purchase
price or sale proceeds, as applicable)   None(3)   5.00%(4)      None
-------------------------------------------------------------------------

                                                               Institutional
                                                                  Service
Annual Fund Operating Expenses             Class A   Class B       Class
(deducted from Fund assets)                 shares    shares       shares
============================================================================
Management Fees(5)                            0.90%     0.90%          0.90%
----------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees      0.25%     1.00%          None
----------------------------------------------------------------------------
Other Expenses(6)                             0.91%     0.76%          0.83%
============================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES(7)       2.06%     2.66%          1.73%

---------------

1    If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.
2    As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying,
     Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" on page __.
3    A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See
     "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent
     deferred sales charge (CDSC) on Class A and Class B shares" on page __.
4    A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class
     B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares- Selling
     Shares-Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page __.
5    Because the Fund will commence operations on or about ____________, 2002, no management fee had been paid by the Fund as of the date of this
     Prospectus, and the management fee presented represents the fee which is payable to GMF under its contract with the Fund
6    "Other Expenses" are estimates of the other operating expenses (without taking into account any expense limitation arrangement between the adviser and the
     Fund) based on estimates for the Fund's first fiscal year ending October
     31, 2002.
7    At least through ______________, 2003, GMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual
     Operating Expenses will not exceed 1.53% for Class A shares, 2.13% for
     Class B shares and 1.20% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years
=====================================================
Class A Shares                      $   772  $  1,184
-----------------------------------------------------
Class B Shares                      $   769  $  1,126
-----------------------------------------------------
Institutional Service Class Shares  $   176  $    545

You would pay the following expenses on the same investment if you did not sell your shares:

                                    1 year   3 years
=====================================================
Class B Shares                      $   269  $    826

MORE  ABOUT  THE  FUNDS
================================================================================



PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the following additional principal investments and techniques described below to increase returns, protect assets or diversify investments. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that its performance will be positive for any period of time.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK (ALL FUNDS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES (ALL FUNDS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS (ALL FUNDS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS (GLOBAL SMALL COMPANIES). The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity

MORE  ABOUT  THE  FUNDS
================================================================================



REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

WARRANTS (ALL FUNDS). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PRINCIPAL  INVESTMENT  RISKS

SMALL CAP RISK (ASIA PACIFIC, GLOBAL SMALL COMPANIES, OTC, GROWTH FOCUS FUND). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.
- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.
- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.
- CURRENCY. A significant portion of the Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

TEMPORARY  DEFENSIVE  POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT
================================================================================



INVESTMENT  ADVISER  -  ALL  FUNDS  EXCEPT
NATIONWIDE  GROWTH  FOCUS  FUND

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of November 31, 2001, GGAMT and its affiliates had approximately $1.1 billion in assets under management of which $41.7 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets as follows:

Fund                                                  Fee
==========================================================
Gartmore Asia Pacific Leaders Fund                   1.00%
----------------------------------------------------------
Gartmore European Leaders Fund                       1.00%
----------------------------------------------------------
Gartmore Global Small Companies Fund                 1.10%
----------------------------------------------------------
Gartmore OTC Fund                                    1.00%

INVESTMENT  ADVISER  -  NATIONWIDE
GROWTH  FOCUS  FUND

Gartmore Mutual Fund Capital Trust (GMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GMF was organized in 1999, and advises mutual funds. As of November 31, 2001, GMF and its affiliates had approximately $26.3 billion in assets under management of which $14 billion was managed by GMF.

GMF also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

The Growth Focus Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperfoms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperfomance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

Assets                     Minimum Fee   Base Fee   Maximum Fee
-------------------------  ------------  ---------  ------------
up to $500 million                0.68%      0.90%         1.12%
500 million - $2 billion          0.62%      0.80%         0.98%
2 billion and more                0.59%      0.75%         0.91%

SUBADVISER  -  ALL  FUNDS  EXCEPT
NATIONWIDE  GROWTH  FOCUS  FUND

Gartmore Global Partners (Gartmore), 121 W. Trade Street, Suite 3030, Charlotte, NC is the subadvisor to the Fund. Subject to the supervision of GGAMT and the Trustees, Gartmore will manage the Fund's assets in accordance with the Fund's investment objective and strategies. Gartmore makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and, as of November 31, 2001, manages more than $1.1 billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:

Fund                                                  Fee
===========================================================
Gartmore Asia Pacific Leaders Fund                    0.50%
-----------------------------------------------------------
Gartmore European Leaders Fund                        0.50%
-----------------------------------------------------------
Gartmore Global Small Companies Fund                 0.575%
-----------------------------------------------------------
Gartmore OTC Fund                                     0.50%

Gartmore takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager.

SUBADVISER  -  NATIONWIDE  GROWTH  FOCUS  FUND

Multi-Management Structure. GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers without the approval of shareholders. The order also allows GMF to revise a subadvisery agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Fund:

-    performing initial due diligence on prospective subadviser for the Fund
- monitoring the performance of the subadviser through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadviser

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that the subadviser or Fund will obtain favorable results at any given time.

The Subadviser. Subject to the supervision of GMF and the Trustees, a subadviser will manage the Fund's assets in accordance with a Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Turner Investment Partners, Inc. (Turner), serves as the subadviser to the Fund. Turner, which was founded in 1998, serves as investment adviser to other investment companies, as well as other separate investment portfolios.

As of December 31, 2001, Turner had approximately $__ billion in assets under management.

For the subadvisory services it provides to the Funds, Turner receives a base subadvisory fee that may be adjusted upward or downward if the fund out- or under-performs its benchmark, the Russell 100 Growth Index, over a 36 month period. No adjustment will take place if the under- or over performance is less than 12% and the subadviser will receive the base fee listed below. The SAI contains more detailed information about any possible performance-based adjustments. The subadvisory fee is payable annually and is based on the Fund's average daily net assets and included breakpoints so fees decrease as assets increase:

                          Minimum   Base   Maximum
Assets                      Fee      Fee     Fee
Up to $500 million           0.33%  0.55%     0.77%
500 million -$2 billion      0.27%  0.45%     0.63%
2 billion and more           0.24%  0.40%     0.56%

PORTFOLIO  MANAGEMENT  TEAM  -
GARTMORE  ASIA  PACIFIC  LEADERS  FUND

Specialists from the Japanese equities and the GGP Pacific and Emerging Markets teams will be responsible for the portfolio management for the Gartmore Asia Pacific Leaders Fund. In that capacity they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

PORTFOLIO  MANAGER  -  GARTMORE
EUROPEAN  LEADERS  FUND

Ann Steele, part of the GGP European Equity team, is the portfolio manager for the Gartmore European Leaders Fund. In that capacity, she is primarily responsible for the day-to-day management of the Fund.

Ms. Steele joined GGP as an investment manager on the European Equity Team in 1993. She has specific responsibility for the German and United Kingdom markets.

PORTFOLIO  MANAGEMENT  TEAM  -  GARTMORE
GLOBAL  SMALL  COMPANIES  FUND

The GGP Global Small Companies Team is responsible for the investment management of the Global Small Companies Fund.

PORTFOLIO  MANAGEMENT  TEAM  -  GARTMORE
OTC  FUND

Nicholas Ford of Gartmore's U.S. Equity Team manages the Gartmore OTC Fund with support from day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Ford joined Gartmore as an investment manager on the Gartmore U.S. Equities Team in 1998. Mr. Ford served as an investment manager for Clerical Medical in London from November 1996 to December 1997 and also as an investment manager for Sun Alliance from 1995 to 1996.

PORTFOLIO  MANAGER  -  NATIONWIDE
GROWTH  FOCUS  FUND

Growth Focus Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Bill McVail.

Robert E. Turner, CFA, Chairman and Chief Investment Officer of Turner has been the lead manager of the Turner Growth Equity, Turner Top 20 and Turner Technology Funds since inception, and is co-manager of the Turner Large Cap Growth Equity and Turner Midcap Growth Funds. Mr. Turner founded Turner Investment Partners, Inc. in 1990. He has 16 years of investment experience.

Christopher K. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Turner Midcap Growth Fund and co-manager of the Turner Small Cap Growth, Turner Top 20 and Turner Technology Funds. Mr. McHugh joined Turner in 1990. He has 11 years of investment experience.

Bill McVail, Senior Equity Portfolio Manager of Turner is the lead manager of the Turner Small Cap Growth Fund and co-manager of the Turner MidCap Growth, Turner Micro Cap Growth and Turner Top 20 Funds. Mr. McVail joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



CHOOSING  A  SHARE  CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
  Class  A  shares
  Class  C  shares

Contingent Deferred Sales Charge (CDSC)*:
  Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of Purchase

No Sales Charges on Institutional Class or Institutional Service Class Shares

Sales charges as paid to the Funds' distributor (the Distributor) which either retains them or pays them to a selling representative. Nationwide Securities, Inc. (formerly Nationwide Advisory Services, Inc.) is currently the Funds' Distributor. It is anticipated that Gartmore Distributor Services, Inc. will become the Funds' Distributor, after March 1, 2002.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an up-front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-from sales charge than you would for Class A share and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order in excess of $250,000 for Class B shares or $1,000,000 or more for Class C shares and an

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                Class B shares                             Class C shares
---------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a portion   No front-end sales charge, so your          Front-end sales charge means that a
of your initial investment goes toward the    full investment immediately goes            portion of your initial investment goes
sales charge, and is not invested             toward buying shares                        toward the sales charge and is not
                                                                                          invested. Front-end sales charge on
                                                                                          Class C is lower than Class A
---------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales           No reductions of the CDSC available, but    Like Class B shares, no reductions of
charge available                              waivers available                           the CDSC are available, but waivers are
                                                                                          available
---------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and Class C       Higher distribution and service fees than   Higher distribution and service fees
shares mean higher dividends per share        Class A shares mean higher fund expenses    than Class A shares mean higher fund
                                              and lower dividends per share               expenses and lower dividends per share
---------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable        After seven years, Class B shares convert   Unlike Class B shares, Class C shares
                                              into Class A shares, which reduces your     do not automatically convert into
                                              future fund expenses                        another class
---------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are sold back     CDSC if shares are sold within six years:   CDSC of 1% is applicable if shares are
to the Fund(1)                                5% in the first year, 4% in the second,     sold in the first year after purchase
                                              3% in the third and fourth years, 2% in
                                              the fifth, and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                   Investments of $250,000 or more may not     Investments of $1,000,000 or more may
                                              be permitted(2)                             not be permitted(3)

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
2    This limit was calculated based on a seven year holding period.
3    This limit was calculated based on a one year holding period.

order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Institutional Service Class or Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO  CAN  BUY  INSTITUTIONAL  SERVICE  CLASS  SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO  CAN  BUY  INSTITUTIONAL  CLASS  SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of Gartmore
     Funds
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
- Institutional advisory accounts of GGAMT or its affiliates and those having client relationships with an affiliate of GGAMT, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated for services it provides exclusively from its clients for such advisory services
- high net worth individuals desiring to purchase shares of the Funds directly through the Distributor, provided they are able to satisfy the minimum investment requirements described below.

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



BUYING  SHARES

Purchase price. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocated to such class, less liabilities allocable to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Funds reserve the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, CLASS B
AND CLASS C SHARES
=================================================
To open an account (per Fund)          $    1,000
-------------------------------------------------
Through the Automatic Asset            $       25
Accumulation plan per transaction
-------------------------------------------------
Additional investments (per Fund)      $      100
-------------------------------------------------
MINIMUM INVESTMENT-INSTITUTIONAL
SERVICE CLASS
=================================================
To open an account (per Fund)          $   50,000
-------------------------------------------------
Additional investments                       None
-------------------------------------------------
INSTITUTIONAL CLASS SHARES
=================================================
To open an account (per Fund)          $1,000,000
-------------------------------------------------
Additional investments                       None
-------------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans. Call 1-800-848-0920 for more information.

IN-KIND PURCHASES. Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS  A  SALES  CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

CLASS  A  SHARES
                               Sales Charge        Dealer
                                  as a           Commission
                              percentage of        as a
                          --------------------  percentage of
                           Offering    Amount    Offering
Amount of purchase           Price    Invested     Price
============================================================
Less than $50,000             5.75%      6.10%       5.25%
------------------------------------------------------------
50,000 to $99,000             4.50       4.71        4.00
------------------------------------------------------------
100,000 to $249,000           3.50       3.63        3.00
------------------------------------------------------------
250,000 to $499,999           2.50       2.56        1.75
------------------------------------------------------------
500,000 to $999,999           2.00       2.04        1.25
------------------------------------------------------------
1 million to $24,999,999      0.50       0.50        0.50
------------------------------------------------------------
25 million or more            0.25       0.25        0.25
------------------------------------------------------------

CLASS  C  SALES  CHARGES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS  A  FINDERS'  FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in a Fund through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Funds Class A shares.

-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION  AND  WAIVER  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above shows how the
     ---------------------------------------------
     sales charge decreases as the amount of your investment increases.
-    Family Member Discount. Members of your family who live at the same address
     -----------------------
     can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.
-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     -----------------------------
     Funds Class A shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and your reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
-    Letter of Intent Discount. State in writing that during a 13-month period
     --------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of a sale of non-Gartmore fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT and GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



CONVERSION  OF  CLASS  B  SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW  TO  PLACE  YOUR  PURCHASE  ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voice-response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL  SHAREHOLDER  SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE  FUNDS                                        1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER  SERVICE                                      1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING  SHARES

You can sell or, in other words, redeem your shares of a Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the appropriate Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

If you sell shares of any class in an amount exceeding $250,000 or 1% of the net asset value of a Fund, under extraordinary circumstances a Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Funds' ability to make such a redemption in kind, see the SAI.

RESTRICTIONS  ON  SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE  GUARANTEE  -  CLASS  A,
CLASS  B  AND  CLASS  C  SHARES

A signature guarantee is required under the following circumstances:

-    If a redemption is over $100,000.
-    If your account registration has changed within the last 10 business days.
- If the redemption check is made payable to anyone other than the registered shareholder.
- If the proceeds are sent to a bank account not previously designated or changed within the past 10 business days.
-    If the proceeds are mailed to an address other than the address of record.

The Fund reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT  DEFERRED  SALES  CHARGE  (CDSC)
ON  CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6   7 years
Sale within   year   years   years   years   years   years   or more
--------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%      0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in a Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW  TO  PLACE  YOUR  SALE  ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800- 848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the automated voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800- 637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling Fund Shares" on page __.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website www.gartmorefunds.com. Your sale of shares will be processed on the date the Funds receive your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS  WITH  LOW  BALANCES  -  CLASS  A,  B  AND  C  SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION  PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares of their shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                        As a % of daily net assets
-===============================================================
Class A shares               0.25% (distribution or service fee)
----------------------------------------------------------------
Class B shares               1.00% (0.25% service fee)
----------------------------------------------------------------
Class C shares               1.00% (0.25% service fee)

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING  SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C, Institutional Class or Institutional Service Class shares.

Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. If you exchange Class B or Class C shares for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C shares, the time you hold the Class B or Class C shares prior to the exchange will be counted for purposes of calculating the CDSC.

CAPITAL  GAINS  TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes--Exchanging Fund Shares" on page __.

HOW  TO  PLACE  YOUR  EXCHANGE  ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund):

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES
================================================================================



Fund                                                Exchange Fee
=================================================================
Gartmore Emerging Markets Fund                              2.00%
-----------------------------------------------------------------
Gartmore International Growth Fund                          2.00%
-----------------------------------------------------------------
Gartmore International Small Cap Growth Fund                2.00%
-----------------------------------------------------------------
Gartmore Global Financial Services Fund                     2.00%
-----------------------------------------------------------------
Gartmore Global Utilities Fund                              2.00%
-----------------------------------------------------------------
Gartmore Global Health Sciences Fund                        2.00%
-----------------------------------------------------------------
Gartmore Worldwide Leaders Fund                             2.00%
-----------------------------------------------------------------
Gartmore U.S. Leaders Fund                                  2.00%
-----------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                           2.00%
-----------------------------------------------------------------
Gartmore Global Technology and Communications Fund          2.00%
-----------------------------------------------------------------
Gartmore Millennium Growth Fund                             1.50%
-----------------------------------------------------------------
Gartmore Value Opportunities Fund                           1.50%
-----------------------------------------------------------------
Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION  AND  TAXES
================================================================================

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS  OF  INCOME  DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS  OF  CAPITAL  GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING  DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

CHANGING  YOUR  DISTRIBUTION  OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE  AND  LOCAL  TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING  FUND  SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING  FUND  SHARES

Exchanging your shares of a Fund for another fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

                      [This Page Left Blank Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR  ADDITIONAL  INFORMATION  CONTACT:

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205
(614)  428-3278  (fax)

FOR  INFORMATION,  ASSISTANCE  AND WIRE  ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR  24-HOUR  ACCOUNT  ACCESS:

1-800-637-0012  (toll  free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The  SEC  charges  a  fee  to
copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA
THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT
FILE  NO.:  811-08495


GARTMORE  FUNDS


Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205

WWW.GARTMOREFUNDS.COM


Filed via Rule 497



                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2002

                              GARTMORE MUTUAL FUNDS
                       (FORMERLY NATIONWIDE MUTUAL FUNDS)

GARTMORE GROWTH FUND                           GARTMORE TAX-FREE INCOME FUND (FORMERLY
GARTMORE TOTAL RETURN FUND                       NATIONWIDE TAX-FREE INCOME FUND)
GARTMORE MILLENNIUM GROWTH FUND                GARTMORE GOVERNMENT BOND FUND (FORMERLY
GARTMORE U.S. GROWTH LEADERS FUND                NATIONWIDE GOVERNMENT BOND FUND)
  (FORMERLY GARTMORE GROWTH 20 FUND)           GARTMORE MORLEY ENHANCED INCOME FUND
GARTMORE VALUE OPPORTUNITIES FUND                (FORMERLY NATIONWIDE MORLEY ENHANCED INCOME
GARTMORE LARGE CAP VALUE FUND                    FUND)
  (FORMERLY NATIONWIDE LARGE CAP VALUE FUND)   GARTMORE MORLEY CAPITAL ACCUMULATION FUND
GARTMORE GLOBAL TECHNOLOGY AND                   (FORMERLY NATIONWIDE MORLEY CAPITAL ACCUMULATION
  COMMUNICATIONS FUND                            FUND)
GARTMORE EMERGING MARKETS FUND                 GARTMORE MONEY MARKET FUND (FORMERLY
GARTMORE INTERNATIONAL GROWTH FUND               NATIONWIDE MONEY MARKET FUND)
GARTMORE WORLDWIDE LEADERS FUND                NATIONWIDE S&P 500 INDEX FUND
  (FORMERLY GARTMORE GLOBAL LEADERS FUND)      NATIONWIDE SMALL CAP INDEX FUND
GARTMORE EUROPEAN LEADERS FUND                 NATIONWIDE MID CAP MARKET INDEX FUND
GARTMORE GLOBAL SMALL COMPANIES FUND           NATIONWIDE INTERNATIONAL INDEX FUND
GARTMORE OTC FUND                              NATIONWIDE BOND INDEX FUND
GARTMORE INTERNATIONAL SMALL CAP GROWTH        GARTMORE INVESTOR DESTINATIONS AGGRESSIVE
  FUND                                           FUND (FORMERLY NATIONWIDE INVESTOR DESTINATIONS
NATIONWIDE LARGE CAP GROWTH FUND                 AGGRESSIVE FUND)
NATIONWIDE SMALL CAP FUND                      GARTMORE INVESTOR DESTINATIONS MODERATELY
NATIONWIDE GROWTH FOCUS FUND                     AGGRESSIVE FUND (FORMERLY NATIONWIDE INVESTOR
GARTMORE GLOBAL HEALTH SCIENCES FUND             DESTINATIONS MODERATELY AGGRESSIVE FUND)
NORTHPOINTE SMALL CAP VALUE FUND               GARTMORE INVESTOR DESTINATIONS MODERATE
GARTMORE ASIA PACIFIC LEADERS FUND               FUND (FORMERLY NATIONWIDE INVESTOR DESTINATIONS
GARTMORE GLOBAL FINANCIAL SERVICES FUND          MODERATE FUND)
GARTMORE GLOBAL UTILITIES FUND                 GARTMORE INVESTOR DESTINATIONS MODERATELY
GARTMORE U.S. LEADERS FUND                       CONSERVATIVE FUND (FORMERLY NATIONWIDE
GARTMORE HIGH YIELD BOND FUND (FORMERLY          INVESTOR DESTINATIONS MODERATELY CONSERVATIVE
  NATIONWIDE HIGH YIELD BOND FUND)               FUND)
GARTMORE BOND FUND (FORMERLY NATIONWIDE BOND   GARTMORE INVESTOR DESTINATIONS CONSERVATIVE
  FUND)                                          FUND (FORMERLY NATIONWIDE INVESTOR DESTINATIONS
                                                 CONSERVATIVE FUND)

     Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 40 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

     This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

          - Gartmore International Growth Fund, Gartmore International Small Cap Growth Fund and Gartmore Emerging Markets Fund dated January 25, 2002;
          - Gartmore U.S. Leaders Fund, Gartmore U.S. Growth Leaders Fund (formerly Gartmore Growth 20 Fund) and Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund) dated January 25, 2002;
          - Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund and Gartmore High Yield Bond Fund (formerly Nationwide High Yield Bond Fund) dated January 25, 2002;
          - Gartmore Global Technology and Communications Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund and Gartmore Global Health Sciences Fund dated January 25, 2002;
          - Gartmore Total Return Fund, Gartmore Growth Fund and Gartmore Large Cap Value Fund (formerly Nationwide Large Cap Fund) dated January 25, 2002;
          - Nationwide Large Cap Growth Fund and Nationwide Small Cap Fund dated March 1, 2002;
          -    NorthPointe Small Cap Value Fund dated March 1, 2002;
          - Gartmore Morley Enhanced Income Fund (formerly Nationwide Morley Enhanced Income Fund), Gartmore Bond Fund (formerly Nationwide Bond Fund), Gartmore Government Bond Fund (formerly Nationwide Government Bond Fund), Gartmore Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund) and Gartmore Money Market Fund (formerly Nationwide Money Market Fund) dated January 25, 2002;
          - Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund dated March 1, 2002;
          - Gartmore Morley Capital Accumulation Fund (formerly Nationwide Morley Capital Accumulation Fund and formerly Morley Capital Accumulation Fund) dated March 1, 2002;
          - Gartmore Investor Destinations Aggressive Fund (formerly Nationwide Investor Destinations Aggressive Fund), Gartmore Investor Destinations Moderately Aggressive Fund (formerly Nationwide Investor Destinations Moderately Aggressive Fund), Gartmore Investor Destinations Moderate Fund (formerly Nationwide Investor Destinations Moderate Fund), Gartmore Investor Destinations Moderately Conservative Fund (formerly Nationwide Investor Destinations Moderately Conservative Fund) and Gartmore Investor Destinations Conservative Fund (formerly Nationwide Investor Destinations Conservative Fund) (collectively, the "Investor Destinations Funds") dated March 1, 2002;
          - Nationwide Growth Focus Fund, Gartmore Global Small Companies Fund, Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund and Gartmore European Leaders Fund dated March 1, 2002;

Shares of the Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore OTC, Nationwide Growth Focus, and Gartmore Global Small Companies Funds are not currently being offered to investors.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 1-800-848-0920.

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

General Information and History . . . . . . . . . . . . . . . . . . . .     1
Additional Information on Portfolio Instruments and Investment Policies     1
Description of Portfolio Instruments and Investment Policies. . . . . .     8
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    56
Trustees and Officers of the Trust. . . . . . . . . . . . . . . . . . .    60
Investment Advisory and Other Services. . . . . . . . . . . . . . . . .    67
Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . . . .    99
Additional Information on Purchases and Sales . . . . . . . . . . . . .   104
Valuation of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .   112
Systematic Investment Strategies. . . . . . . . . . . . . . . . . . . .   114
Investor Privileges . . . . . . . . . . . . . . . . . . . . . . . . . .   115
Investor Services . . . . . . . . . . . . . . . . . . . . . . . . . . .   118
Fund Performance Advertising. . . . . . . . . . . . . . . . . . . . . .   120
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .   136
Additional General Tax Information For All Funds. . . . . . . . . . . .   139
Major Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .   148
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .   172
Appendix A - Debt Ratings . . . . . . . . . . . . . . . . . . . . . . .   173

                        GENERAL INFORMATION AND HISTORY

     Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and formerly Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated October 30, 1997, as subsequently amended. The Trust currently consists of 40 separate series, each with its own investment objective. Each of the Funds, except the Nationwide S&P 500 Index, Gartmore Asia Pacific Leaders, Gartmore European Leaders, Gartmore U.S. Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Nationwide Growth Focus, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide Bond Index, Nationwide International Index, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Utilities and each of the Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

              ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                              INVESTMENT POLICIES


ALL FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the Investor Destinations Funds, this Statement of Additional Information, like the Prospectus for such Funds, uses the term "Fund" to include the Underlying Funds in which the Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

                                        Gartmore  Gartmore  Gartmore  Gartmore   Gartmore   Gartmore  Nationwide    Gartmore
                                         Growth    Total      Bond      Tax     Government   Money     S&P 500        Value
                                                   Return               Free       Bond      Market     Index     Opportunities
TYPE OF INVESTMENT OR TECHNIQUE                                        Income
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
U.S. common stocks                      Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Preferred stocks                        Y         Y                                                               Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Small company stocks                    Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Special situation companies             Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Illiquid securities                     Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Restricted securities                   Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
When-issued / delayed-delivery          Y         Y         Y         Y         Y           Y         Y           Y
securities
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Investment companies                    Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Real estate investment trusts                                                                         Y           Y
(REITS)
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Securities of foreign issuers           Y         Y         Y                               Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Depositary receipts                     Y         Y                                                   Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Securities from developing                                                                                        Y
countries/emerging markets
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Convertible securities                  Y         Y         Y                                                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Long-term debt                                              Y         Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Long-term debt when originally                    Y         Y         Y         Y           Y
issued but with 397 days or less
remaining to maturity
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Short-term debt                         Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Floating and variable rate securities   Y         Y         Y         Y         Y           Y                     Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Zero coupon securities                                      Y         Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Pay-in-kind bonds                                           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Deferred payment securities                                 Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Non-investment grade debt                                   Y         Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Loan participations and assignments                         Y                               Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Sovereign debt (foreign)                                    Y                               Y
(denominated in U.S. $)
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Foreign commercial paper                Y         Y                                         Y
(denominated in U.S. $)
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Duration                                                    Y                   Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
U.S. Government securities              Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------
Money market instruments                Y         Y         Y         Y         Y           Y         Y           Y
--------------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------


                                        Gartmore  Nationwide  Gartmore  Nationwide  Nationwide   Nationwide    Nationwide
                                          High      Growth     Global     Small        Mid      International     Bond
                                         Yield      Focus      Health      Cap         Cap          Index        Index
                                          Bond                Sciences    Index       Market
TYPE OF INVESTMENT OR TECHNIQUE                                                       Index
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
U.S. common stocks                      Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Preferred stocks                        Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Small company stocks                    Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Special situation companies             Y         Y           Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Illiquid securities                     Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Restricted securities                   Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
When-issued / delayed-delivery          Y         Y           Y         Y           Y           Y              Y
securities
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Investment companies                    Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Real estate investment trusts           Y         Y           Y         Y           Y           Y
(REITS)
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Securities of foreign issuers           Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Depositary receipts                     Y         Y           Y         Y           Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Securities from developing              Y         Y           Y
countries/emerging markets
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Convertible securities                  Y         Y           Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Long-term debt                          Y                                                                      Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Long-term debt when originally          Y                                                                      Y
issued but with 397 days or less
remaining to maturity
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Short-term debt                         Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Floating and variable rate securities   Y         Y           Y                                                Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Zero coupon securities                  Y                                                                      Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Pay-in-kind bonds                       Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Deferred payment securities             Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Non-investment grade debt               Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Loan participations and assignments     Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Sovereign debt (foreign)                Y                                                                      Y
(denominated in U.S. $)
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Foreign commercial paper                Y                     Y                                 Y              Y
(denominated in U.S. $)
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Duration                                Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
U.S. Government securities              Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------
Money market instruments                Y         Y           Y         Y           Y           Y              Y
--------------------------------------  --------  ----------  --------  ----------  ----------  -------------  ----------

                                   Gartmore  Nationwide  Nationwide  Gartmore  Gartmore  NorthPointe    Gartmore      Gartmore
                                    Large      Large       Small      Morley    Morley      Small       Investor      Investor
                                     Cap        Cap         Cap      Capital   Enhanced      Cap      Destinations  Destinations
                                    Value      Growth                Accumu-    Income      Value      Aggressive    Moderately
TYPE OF INVESTMENT OR TECHNIQUE                                       lation                                         Aggressive
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
U.S. common stocks                 Y         Y           Y                               Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Preferred stocks                   Y         Y                                           Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Small company stocks               Y         Y           Y                               Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Special situation companies        Y         Y           Y                               Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Illiquid securities                Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Restricted securities              Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
When-issued/delayed-delivery       Y         Y           Y           Y         Y         Y            Y             Y
securities
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Investment companies               Y         Y           Y                     Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Real estate investment             Y         Y           Y                               Y
trusts (REITS)
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Securities of foreign issuers      Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Depository receipts                Y         Y           Y                               Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Securities from developing                                                               Y
countries/emerging markets
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Convertible securities             Y         Y           Y                               Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Long-term debt                     Y         Y           Y           Y         Y                      Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Long-term debt when originally     Y         Y           Y           Y         Y                      Y             Y
issued but with 397 days or less
remaining to maturity
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Short-term debt                    Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Floating and variable              Y         Y           Y           Y         Y         Y            Y             Y
rate securities
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Zero coupon securities                       Y                       Y         Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Pay-in-kind bonds
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Deferred payment securities        Y         Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Non-investment grade debt
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Loan participations                Y
and assignments
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Sovereign debt (foreign)           Y         Y           Y           Y         Y                      Y             Y
(denominated in U.S. $)
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Foreign commercial paper)                                                                             Y             Y
(denominated in U.S. $)
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Duration                                                             Y         Y                      Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
U.S. Government securities         Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------
Money market instruments           Y         Y           Y           Y         Y         Y            Y             Y
---------------------------------  --------  ----------  ----------  --------  --------  -----------  ------------  ------------


                                     Gartmore      Gartmore      Gartmore     Gartmore      Gartmore     Gartmore    Gartmore
                                     Investor      Investor      Investor    Millennium      Global      Emerging  International
                                   Destinations  Destinations  Destinations    Growth      Technology    Markets      Growth
                                     Moderate     Moderately   Conservative                   and
TYPE OF INVESTMENT OR TECHNIQUE                  Conservative                            Communications
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
U.S. common stocks                 Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Preferred stocks                                                             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Small company stocks               Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Special situation companies        Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Illiquid securities                Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Restricted securities              Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
When-issued/delayed-delivery       Y             Y             Y             Y           Y               Y         Y
securities
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Investment companies               Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Real estate investment                                                       Y           Y               Y         Y
trusts (REITS)
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Securities of foreign issuers      Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Depository receipts                Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Securities from developing                                                   Y           Y               Y         Y
countries/emerging markets
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Convertible securities                                                       Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Long-term debt                     Y             Y             Y                                         Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Long-term debt when originally     Y             Y             Y                                         Y         Y
issued but with 397 days or less
remaining to maturity
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Short-term debt                    Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Floating and variable              Y             Y             Y             Y           Y               Y         Y
rate securities
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Zero coupon securities                                                                                   Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Pay-in-kind bonds                                                                                        Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Deferred payment securities                                                                              Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Non-investment grade debt                                                                                Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Loan participations                                                                                      Y         Y
and assignments
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Sovereign debt (foreign)           Y             Y             Y             Y                           Y         Y
(denominated in U.S. $)
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Foreign commercial paper)          Y             Y             Y                                         Y         Y
(denominated in U.S. $)
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Duration                           Y             Y             Y                                         Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
U.S. Government securities         Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Money market instruments           Y             Y             Y             Y           Y               Y         Y
---------------------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------

                                                        Gartmore   Gartmore    Gartmore    Gartmore    Gartmore     Gartmore U.S.
                                                        Worldwide  European  Global Small    OTC     International     Growth
                                                         Leaders   Leaders    Companies                Small Cap      Leaders
TYPE OF INVESTMENT OR TECHNIQUE                                                                         Growth
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
U.S. common stocks                                      Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Preferred stocks                                        Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Small company stocks                                    Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Special situation companies                             Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Illiquid securities                                     Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Restricted securities                                   Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
When-issued / delayed-delivery securities               Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Investment companies                                    Y                                                           Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Real estate investment trusts (REITS)                   Y          Y         Y             Y         Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Securities of foreign issuers                           Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Depository receipts                                     Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Securities from developing countries/emerging markets   Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Convertible securities                                  Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Long-term debt                                                                                       Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Long-term debt when originally issued, but with 397                                                  Y              Y
days or less remaining to maturity
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Short-term debt                                         Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Floating and variable rate securities                              Y                                 Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Zero coupon securities                                             Y                                 Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Pay-in-kind bonds
------------------------------------------------------  ---------  --------  ------------  --------  -------------  -------------
Deferred payment securities                                                                          Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Non-investment grade debt                                                                                           Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Loan participations and assignments
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Sovereign debt (foreign) (denominated in U.S. $)        Y          Y         Y             Y         Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Foreign commercial paper (denominated in U.S. $)        Y          Y         Y             Y         Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Duration                                                Y          Y         Y             Y         Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
U.S. Government securities                              Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------
Money market instruments                                Y          Y         Y             Y         Y              Y
------------------------------------------------------  ---------  --------  ------------  --------  -------------  ------------


                                                          Gartmore         Gartmore       Gartmore     Gartmore
                                                        Asia Pacific        Global         Global    U.S. Leaders
TYPE OF INVESTMENT OR TECHNIQUE                           Leaders     Financial Services  Utilities
------------------------------------------------------  ------------  ------------------  ---------  ------------
U.S. common stocks                                      Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Preferred stocks                                        Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Small company stocks                                    Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Special situation companies                             Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Illiquid securities                                     Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Restricted securities                                   Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
When-issued / delayed-delivery securities               Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Investment companies                                    Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Real estate investment trusts (REITS)                                 Y                   Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Securities of foreign issuers                           Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Depository receipts                                     Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Securities from developing countries/emerging markets   Y             Y                   Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Convertible securities                                  Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Long-term debt                                          Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Long-term debt when originally issued, but with 397     Y             Y                   Y          Y
days or less remaining to maturity
------------------------------------------------------  ------------  ------------------  ---------  ------------
Short-term debt                                         Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Floating and variable rate securities                   Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Zero coupon securities                                  Y             Y                   Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Pay-in-kind bonds
------------------------------------------------------  ------------  ------------------  ---------  ------------
Deferred payment securities                             Y             Y                   Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Non-investment grade debt                               Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Loan participations and assignments
------------------------------------------------------  ------------  ------------------  ---------  ------------
Sovereign debt (foreign) (denominated in U.S. $)
------------------------------------------------------  ------------  ------------------  ---------  ------------
Foreign commercial paper (denominated in U.S. $)                                                     Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Duration
------------------------------------------------------  ------------  ------------------  ---------  ------------
U.S. Government securities                              Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------
Money market instruments                                Y             Y                   Y          Y
------------------------------------------------------  ------------  ------------------  ---------  ------------

                                  Gartmore  Gartmore  Gartmore  Gartmore   Gartmore   Gartmore  Nationwide    Gartmore     Gartmore
                                  Growth    Total      Bond      Tax     Government   Money     S&P 500        Value        High
                                            Return               Free       Bond      Market    Index      Opportunities   Yield
TYPE OF INVESTMENT OR TECHNIQUE                                 Income                                                      Bond
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Mortgage-backed securities                           Y         Y         Y           Y                                    Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Stripped mortgage                                    Y                   Y                                                Y
Securities
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Collateralized mortgage                              Y                   Y                                                Y
Obligations
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Mortgage dollar rolls                                                                                                     Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Asset-backed securities          Y         Y         Y         Y         Y           Y                                    Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Bank and/or Savings and          Y         Y         Y         Y         Y           Y         Y           Y              Y
Loan obligations
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Repurchase agreements            Y         Y         Y         Y         Y           Y         Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Derivatives                      Y         Y         Y         Y                               Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Reverse repurchase                                                                                                        Y
Agreements
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Warrants                         Y         Y                                                               Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Futures                          Y         Y                                                   Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Options                          Y         Y         Y         Y                               Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Foreign currencies                                                                                         Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Forward currency contracts       Y         Y                                                   Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Borrowing money                  Y         Y         Y         Y         Y           Y         Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Lending portfolio securities     Y         Y         Y         Y         Y           Y         Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Short sales                      Y                                                             Y           Y              Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Participation Interests                                                                                                   Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Swap Agreements                                                                                Y                          Y
Wrap Contracts
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Indexed securities               Y         Y                                                   Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Strip Bonds                                          Y                   Y                                                Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Put Bonds                                            Y         Y                                                          Y
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Private Activity and                                                                                                      Y
Industrial Development
Bonds
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Custodial Receipts                                                                                                        Y
Nationwide Contract
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Extendable Commercial                                                                Y
Notes
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------
Standby Commitment                                                                                                        Y
Agreements
-------------------------------  --------  --------  --------  --------  ----------  --------  ----------  -------------  ---------


                                 Nationwide  Gartmore  Nationwide  Nationwide   Nationwide    Nationwide
                                   Growth     Global   Small Cap    Mid Cap    International     Bond
                                   Focus      Health     Index       Market        Index        Index
TYPE OF INVESTMENT OR TECHNIQUE               Sciences                Index
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Mortgage-backed securities                                                                    Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Stripped mortgage                                                                             Y
Securities
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Collateralized mortgage                                                                       Y
Obligations
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Mortgage dollar rolls            Y                                                            Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Asset-backed securities                                                                       Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Bank and/or Savings and          Y           Y         Y           Y           Y              Y
Loan obligations
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Repurchase agreements            Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Reverse repurchase               Y
Agreements
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Derivatives                      Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Warrants                         Y           Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Futures                          Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Options                          Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Foreign currencies               Y           Y                                 Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Forward currency contracts       Y           Y                                 Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Borrowing money                  Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Lending portfolio securities     Y           Y         Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Short sales                      Y           Y         Y           Y           Y              Y
Participation Interests
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Swap Agreements                                        Y           Y           Y              Y
Wrap Contracts
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Indexed securities                                     Y           Y           Y              Y
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Strip Bonds
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Put Bonds
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Private Activity and
Industrial Development
Bonds
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Custodial Receipts
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Nationwide Contract
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Extendable Commercial            Y
Notes
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------
Standby Commitment                                                                            Y
Agreements
-------------------------------  ----------  --------  ----------  ----------  -------------  ----------

                         Gartmore   Nationwide  Nationwide    Gartmore    Gartmore  NorthPointe    Gartmore    Gartmore Investor
                         Large Cap  Large Cap   Small Cap      Morley      Morley    Small Cap     Investor      Destinations
Type of Investment         Value      Growth                  Capital     Enhanced     Value     Destinations     Moderately
or Technique                                                Accumulation   Income                 Aggressive      Aggressive
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Mortgage-backed                                             Y             Y                      Y             Y
Securities
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Stripped mortgage                                           Y             Y
Securities
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Collateralized mortgage                                     Y             Y                      Y             Y
Obligations
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Mortgage dollar rolls                                       Y             Y                      Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Asset-backed securities                                     Y             Y                      Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Bank and/or Savings      Y          Y           Y           Y             Y         Y            Y             Y
and Loan obligations
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Repurchase agreements    Y          Y           Y           Y             Y         Y            Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Reverse repurchase                              Y           Y             Y
Agreements
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Warrants                 Y          Y           Y                                   Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Futures                  Y          Y           Y                         Y         Y            Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Options                  Y          Y           Y                         Y         Y            Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Foreign currencies       Y          Y                                               Y            Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Forward currency         Y          Y           Y                                   Y            Y             Y
Contracts
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Borrowing money          Y          Y           Y           Y             Y         Y            Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Lending portfolio        Y          Y           Y           Y             Y         Y            Y             Y
Securities
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Short sales                                                                                      Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Participation
Interests
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Swap Agreements                     Y                       Y                                    Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Wrap Contracts                                              Y             Y                      Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Indexed securities                                                                               Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Strip Bonds
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Put Bonds
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Private Activity
and Industrial
Development Bonds
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Custodial Receipts
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Nationwide Contract                                                                              Y             Y
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Extendable Commercial                                                                            Y             Y
Notes
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------
Standby Commitment
Agreements
-----------------------  ---------  ----------  ----------  ------------  --------  -----------  ------------  ------------------


                           Gartmore      Gartmore      Gartmore     Gartmore      Gartmore     Gartmore    Gartmore
                           Investor      Investor      Investor    Millennium      Global      Emerging  International
                         Destinations  Destinations  Destinations    Growth      Technology    Markets      Growth
Type of Investment         Moderate     Moderately   Conservative                   and
or Technique                           Conservative                            Communications
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Mortgage-backed          Y             Y             Y                                         Y         Y
Securities
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Stripped mortgage
Securities
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Collateralized mortgage  Y             Y             Y
Obligations
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Mortgage dollar rolls    Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Asset-backed securities  Y             Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Bank and/or Savings      Y             Y             Y             Y           Y               Y         Y
and Loan obligations
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Repurchase agreements    Y             Y             Y             Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Reverse repurchase                                                 Y           Y
Agreements
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Warrants                                                           Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Futures                  Y             Y             Y             Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Options                  Y             Y             Y             Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Foreign currencies       Y             Y             Y                         Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Forward currency         Y             Y             Y             Y           Y               Y         Y
Contracts
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Borrowing money          Y             Y             Y             Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Lending portfolio        Y             Y             Y             Y           Y               Y         Y
Securities
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Short sales              Y             Y             Y             Y           Y               Y         Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Participation
Interests
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Swap Agreements          Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Wrap Contracts           Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Indexed securities       Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Strip Bonds
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Put Bonds
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Private Activity
and Industrial
Development Bonds
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Custodial Receipts
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Nationwide Contract      Y             Y             Y
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Extendable Commercial    Y             Y             Y
Notes
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------
Standby Commitment
Agreements
-----------------------  ------------  ------------  ------------  ----------  --------------  --------  -------------

                                     Gartmore   Gartmore  Gartmore   Gartmore    Gartmore     Gartmore  Gartmore  Gartmore
                                     Worldwide  European   Global      OTC     International    U.S.      Asia     Global
                                      Leaders   Leaders     Small                Small Cap     Growth   Pacific   Financial
Type of Investment or Technique                           Companies               Growth      Leaders   Leaders   Services
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Mortgage-backed securities                                                                    Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Stripped mortgage securities
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Collateralized mortgage obligations
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Mortgage dollar rolls
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Asset-backed securities                                                                       Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Bank and/or Savings and              Y          Y         Y          Y         Y              Y         Y         Y
Loan obligations
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Repurchase agreements                Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Reverse repurchase agreements        Y          Y                                                       Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Warrants                             Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Futures                              Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Options                              Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Foreign currencies                   Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Forward currency contracts           Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Borrowing money                      Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Lending portfolio securities         Y          Y         Y          Y         Y              Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Short sales                          Y          Y         Y                                   Y         Y         Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Participation Interests
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Swap Agreements                                                      Y         Y              Y
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Wrap Contracts
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Indexed securities
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Strip Bonds
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Put Bonds
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Private Activity and
Industrial Development Bond
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Custodial Receipts
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Nationwide Contract
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Extendable Commercial Notes
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------
Standby Commitment Agreements
-----------------------------------  ---------  --------  ---------  --------  -------------  --------  --------  ----------


                                     Gartmore     Gartmore
                                      Global    U.S. Leaders
Type of Investment or Technique      Utilities
-----------------------------------  ---------  ------------
Mortgage-backed securities
-----------------------------------  ---------  ------------
Stripped mortgage securities
-----------------------------------  ---------  ------------
Collateralized mortgage obligations
-----------------------------------  ---------  ------------
Mortgage dollar rolls
-----------------------------------  ---------  ------------
Asset-backed securities
-----------------------------------  ---------  ------------
Bank and/or Savings and              Y          Y
Loan obligations
-----------------------------------  ---------  ------------
Repurchase agreements                Y          Y
-----------------------------------  ---------  ------------
Reverse repurchase agreements        Y
-----------------------------------  ---------  ------------
Warrants                             Y
-----------------------------------  ---------  ------------
Futures                              Y
-----------------------------------  ---------  ------------
Options                              Y
-----------------------------------  ---------  ------------
Foreign currencies                   Y
-----------------------------------  ---------  ------------
Forward currency contracts           Y
-----------------------------------  ---------  ------------
Borrowing money                      Y          Y
-----------------------------------  ---------  ------------
Lending portfolio securities         Y          Y
-----------------------------------  ---------  ------------
Short sales                          Y          Y
-----------------------------------  ---------  ------------
Participation Interests
-----------------------------------  ---------  ------------
Swap Agreements
-----------------------------------  ---------  ------------
Wrap Contracts
-----------------------------------  ---------  ------------
Indexed securities
-----------------------------------  ---------  ------------
Strip Bonds
-----------------------------------  ---------  ------------
Put Bonds
-----------------------------------  ---------  ------------
Private Activity and
Industrial Development Bond
-----------------------------------  ---------  ------------
Custodial Receipts
-----------------------------------  ---------  ------------
Nationwide Contract
-----------------------------------  ---------  ------------
Extendable Commercial Notes
-----------------------------------  ---------  ------------
Standby Commitment Agreements
-----------------------------------  ---------  ------------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

     The Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

     S&P 500 Index Fund. The investment objective of the S&P 500 Index Fund is
     ------------------
to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

     Small Cap Index Fund.  The investment objective of the Small Cap Index Fund
     --------------------
is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Mid Cap Market Index Fund.  The investment objective of the Mid Cap Market
     -------------------------
Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Bond Index Fund.  The investment objective of the Bond Index Fund is to
     ---------------
match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     International Index Fund.  The investment objective of the International
     ------------------------
Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     About Indexing.  The Index Funds are not managed according to traditional
     --------------
methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

     Indexing and Managing the Funds.  Each Index Fund will be substantially
     -------------------------------
invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, and fixed-income securities in the case of the Bond Index Fund).

     Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. (FAM), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index

     FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

     The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

     Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE INVESTOR DESTINATIONS FUNDS

     Each of the Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the Investor Destinations Funds discusses the investment objectives and strategies for each Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the Investor Destinations Funds allocates its assets among the different Underlying Funds and
- except for the Aggressive Fund currently - the Nationwide contract (described in more detail below). Periodically, each Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Trust (the "Gartmore funds") in which the Investor Destinations Funds may currently invest. This list may be updated from time to time and may be supplemented with funds that are not part of the Gartmore funds. Each of the Funds is described in this SAI and their respective Prospectuses.

-    Nationwide International Index Fund
-    Nationwide Small Cap Index Fund
-    Nationwide Mid Cap Market Index Fund
-    Nationwide Bond Index Fund
-    Nationwide S&P 500 Index Fund
-    Gartmore Morley Enhanced Income Fund
-    Gartmore Money Market Fund

INFORMATION  CONCERNING  DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT  OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and
     ------------------------------
non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

     In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality Securities. Certain Funds anticipate investing in
     -------------------------
medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower
     ------------------------------------
quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes. Interest-bearing securities
     ---------------------------------------------
typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment Expectations. Lower-quality and comparable unrated securities
     --------------------
typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain
     -----------------------
lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S. Government Securities. U.S. government securities are issued or
     --------------------------
guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;
- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

     Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage and Asset-Backed Securities. Mortgage-backed securities represent
     ------------------------------------
direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through
     ------------------------------------------------------------------------
Securities. CMOs are debt obligations collateralized by mortgage loans or
----------
mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative
     ----------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

     In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" in this Statement of Additional Information.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Private Activity and Industrial Development Bonds. Private activity and
     -------------------------------------------------
industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Put Bonds. "Put" bonds are securities (including securities with variable
     ---------
interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

     Brady Bonds.  Brady Bonds are debt securities, generally denominated in
     -----------
U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds". Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's or "Ba" or "B" by Moody's or, in cases in which a rating by Standard &Poor's or Moody's has not been assigned, are generally considered by the Fund's adviser or subadviser to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interested computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional General Tax Information for all Funds."

     Municipal Securities.  Municipal securities include debt obligations issued
     --------------------
by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Strip Bonds.  Strip bonds are debt securities that are stripped of their
     -----------
interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

     Custodial Receipts.  Certain Funds may acquire U.S. Government securities
     ------------------
and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

MONEY MARKET INSTRUMENTS

     Money market instruments may include the following types of instruments:

     - obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     - obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     - asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

     - repurchase agreements;

     - bank or savings and loan obligations;

     - commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     - bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

     - high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality.

     - extendable commercial notes which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and the Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

WRAP CONTRACTS

     The Gartmore Morley Capital Accumulation Fund purchases wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share and the Gartmore Morley Enhanced Income Fund may cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's NAV. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Funds expect to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Funds' wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

     The Funds will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Funds to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Funds will normally hold 1 to 3 percent of their assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Funds to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Funds would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Funds will be consistent with their investment objectives and policies as set forth in the Prospectus and this SAI for each, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the respective Prospectuses and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     Risks Associated with Wrap Contracts. The Gartmore Morley Capital
     ------------------------------------
Accumulation Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. The Gartmore Morley Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

     If a wrap contract matures or terminates, the Funds may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Funds may be required to reduce their respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

     The Trust's Board of Trustees has established policies and procedures governing valuation of these instruments which it believes in good faith accurately reflect the value of each such Fund's wrap contracts. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

     Wrap Contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

     Bank obligations that may be purchased by the Funds include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their Branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

     These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

     Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing Countries. Investments may be made
     -----------------------------------------------
from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary Receipts. A Fund may invest in foreign securities by purchasing
     -------------------
depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt
     ----------------------
obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are
     ---------------------------------
dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and

Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

FOREIGN COMMERCIAL PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

EXTENDABLE COMMERCIAL NOTES

     The Gartmore Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

REAL ESTATE INVESTMENT TRUSTS

     Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

     A Fund may not invest more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private Placement Commercial Paper. Commercial paper eligible for resale
     ----------------------------------
under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two

NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. Except as described below for the Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (collectively, the "Index Funds"), a Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

     Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

     Leverage and the Index Funds.  The use of leverage by an Index Fund creates
     ----------------------------
an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, FAM in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede FAM from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured products, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special Risks of Derivative Instruments. The use of derivative instruments
     ---------------------------------------
involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" below.

     Options. A Fund may purchase or write put and call options on securities
     -------
and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread Transactions. A Fund may purchase covered spread options from
     -------------------
securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. Certain Funds may enter into futures contracts,
     -----------------
including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a

Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description Of Portfolio Instruments And Investment Policies - Restricted, Non-Publicly Traded and Illiquid Securities."

     Swap Agreements. A Fund may enter into interest rate, securities index,
     ---------------
commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Foreign Currency-Related Derivative Strategies - Special Considerations. A
     -----------------------------------------------------------------------
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency
     ----------------
options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

     SPDRs and other Exchange Traded Funds. A Fund may invest in Standard &
     -------------------------------------
Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

     Each of the Investor Destinations Series (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at lest 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

     Russell 2000. The Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

     Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

     EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

     The International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund or the owners of shares of the International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

     Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

     S&P 500 Index and S&P 400 Index. The Trust, on behalf of the S&P 500 Index Fund, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.

     Standard & Poor's 500, S&P 500(R), Standard & Poor's 400, and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

TEMPORARY DEFENSIVE POSITIONS

     In response to economic, political or unusual market conditions, each Fund, except the Tax-Free Income Fund, may invest up to 100% of its assets in cash or money market obligations. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

     Each of the Funds:

- May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE ASIA PACIFIC LEADERS FUND, GARTMORE EUROPEAN LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE U.S. LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, NATIONWIDE GROWTH FOCUS FUND, THE INDEX FUNDS, INVESTOR DESTINATIONS FUNDS AND THE S&P 500 INDEX FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS (except the S&P 500 Index Fund) AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE S&P 500 INDEX FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE INDEX FUNDS (except the S&P 500 Index Fund) AND THE INVESTOR DESTINATIONS
FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND AND GARTMORE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

     Each Fund may not:

- Sell securities short (except for the Gartmore Millennium Growth Fund, Gartmore High Yield Bond Fund and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

     EACH FUND, EXCEPT THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS, MAY
     NOT:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

     EACH FUND EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS MAY NOT:

- Purchase securities when bank borrowings exceed 5% such Fund's total assets.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                                                TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

---------------------------------------------------------------------------------------------------------------------------------
(1)                                        (2)           (3)                       (4)                     (5)           (6)
---------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,                         POSITION(S)     TERM OF                  PRINCIPAL               NUMBER OF       OTHER
AND AGE                                 HELD WITH    OFFICE WITH          OCCUPATION(S) DURING         PORTFOLIOS   DIRECTORSHIPS
                                          FUND         TRUST -                PAST 5 YEARS               IN FUND       HELD BY
                                                      LENGTH OF                                          COMPLEX      TRUSTEE**
                                                         TIME                                           OVERSEEN
                                                       SERVED*                                         BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Allen,                      Trustee      Since           Mr. Allen is Chairman, Chief               77   None
                                                    July  2000      Executive Officer and
8162 E. Jefferson Ave.,                                             President of Graimark Realty
 #15B                                                               Advisors, Inc. (real estate
Detroit, MI 48214                                                   development, investment and
                                                                    asset management).
Age 54
---------------------------------------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley                Trustee      Since           Ms. Cholmondeley is Vice                   77   None
                                                    July  2000      President and General
c/o Sappi Fine Paper                                                Manager of Special Products
225 Franklin Street                                                 at Sappi Fine Paper North
Boston, MA 02110                                                    America. Prior to 1998, she
                                                                    held various positions with
Age 54                                                              Owens Corning, including
                                                                    Vice President and General
                                                                    Manager of the Residential
                                                                    Insulation Division (1997 to
                                                                    1998).
---------------------------------------------------------------------------------------------------------------------------------
C. Brent DeVore                        Trustee      Since 1990      Dr. DeVore is President of                 77   None
                                                                    Otterbein College.
111 N. West Street
Westerville, OH 43081

Age 61
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Duncan                       Trustee      Since April     Since 1999, Mr. Duncan has                 77   None
                                                    1997            worked as an arbitration and
1397 Haddon Road                                                    mediation consultant.  From
Columbus, OH 43209                                                              1996 to 1999, he was
                                                                    Commissioner of the Ohio
Age 74                                                              Elections Commission.
---------------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar                    Trustee      Since           Retired; Ms. Hennigar is the               77   None
                                                    July  2000      former Chairman of
6363 So. Sicily Way                                                 OppenheimerFunds Services
 Aurora, CO 80016                                                   and Shareholder Services Inc.
                                                                    Ms. Hennigar held this
Age 66                                                              position from October 1999
                                                                    to June, 2000.  Prior to that,
                                                                    she served as President and
                                                                    Chief Executive Officer of
                                                                    OppenheimerFunds Services.


                                       60

---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV                     Trustee      Since October   Dr. Kerr is President                      77   None
                                                    1971            Emeritus of Kendall College.
4890 Smoketalk Lane
Westerville, OH 43081

Age 68
---------------------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler                     Trustee      Since           Mr. Kridler is the President               77   None
                                                    September       and Chief Executive Officer
2355 Brixton Road Columbus, OH 43221                1997            of the Columbus Foundation.
                                                                    Prior to January 31, 2002,
Age 46                                                              Mr. Kridler was the President
                                                                    of the Columbus Association
                                                                    for the Performing Arts and
                                                                    Chairman of the Greater
                                                                    Columbus Convention and
                                                                    Visitors Bureau.
---------------------------------------------------------------------------------------------------------------------------------
David C. Wetmore                       Trustee***   Since           Mr. Wetmore is the                         81   None
                                                    1995            Managing Director of Updata
26 Turnbridge Drive                                                 Capital, Inc., a venture capital
Long Cove Plantation                                                firm.
Hilton Head, SC 29928

Age 53
---------------------------------------------------------------------------------------------------------------------------------

* Information provided includes time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation I, Nationwide Investing Foundation II and Financial Horizon Investment Trust).
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. Wetmore also serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

-------------------------------------------------------------------------------------------------------------------
(1)                          (2)            (3)                      (4)                     (5)           (6)
-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,           POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S)        NUMBER OF       OTHER
AND AGE                   HELD WITH       OFFICE -           DURING PAST 5 YEARS         PORTFOLIOS   DIRECTORSHIPS
                             FUND        LENGTH OF                                         IN FUND       HELD BY
                                            TIME                                           COMPLEX      TRUSTEE**
                                           SERVED                                         OVERSEEN
                                                                                         BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper         Trustee and   Since           Mr. Gasper is a Director,                 77   None
                         Chairman      July  2000      President and Chief Operating
Nationwide Insurance                                   Officer of Nationwide
One Nationwide Plaza                                   Financial Services, Inc.* since
1-37-06                                                December 1996 and of
Columbus, OH 43215                                     Nationwide Life and Annuity
                                                       Insurance Company* and
Age 59                                                 Nationwide Life Insurance
                                                       Company* since April 1996.
                                                       Mr. Gasper is also Vice
                                                       Chairman of the Board of
                                                       Directors of the managing
                                                       unitholder of GGAMT* and
                                                       GMF.*
-------------------------------------------------------------------------------------------------------------------
Paul J. Hondros          Trustee       Since           Mr. Hondros is President and              81   None
                                       July            Chief Executive Officer of
Gartmore Global                        2000            Gartmore Distribution
Investments, Inc.                                      Services, Inc.*, Gartmore
1200 River Road,                                       Investor Services, Inc.*,
Conshohocken, PA                                       Gartmore Morley Capital
19428                                                  Management, Inc.*, Gartmore
                                                       Morley Financial Services,
Age 53                                                 Inc.,* NorthPointe Capital,
                                                       LLC*,  GGAMT*, GGI*,
                                                       GMF*,and GSA* and a
                                                       Director of Nationwide
                                                       Securities, Inc.* as well as
                                                       several entities within
                                                       Nationwide Financial Services,
                                                       Inc. He is also an
                                                       Administrative Committee
                                                       Member for The AlphaGen
                                                       Caelum Fund LLC, The
                                                       AlphaGen Caelum Fund LDC,
                                                       The Healthcare Fund LLC and
                                                       The Healthcare Fund LDC
                                                       (four hedge funds managed by
                                                       GSA*).  Prior to that, Mr.
                                                       Hondros served as President
                                                       and Chief Operations Officer
                                                       of Pilgrim Baxter and
                                                       Associates, Ltd., an investment
                                                       management firm, and its
                                                       affiliated fixed income
                                                       investment management arm,
                                                       Pilgrim Baxter Value
                                                       Investors, Inc. and as
                                                       Executive Vice President to
                                                       the PBHG Funds, PBHG
                                                       Insurance Series Funds and
                                                       PBHG Adviser Funds.
-------------------------------------------------------------------------------------------------------------------
Arden L. Shisler         Trustee       February        Mr. Shisler is President and              77   None
                                       2000            Chief Executive Officer of
1356 North Wenger Rd.                                  K&B Transport, Inc., a
Dalton, OH 44618                                       trucking firm, Chairman of the
                                                       Board for Nationwide Mutual
Age 60                                                 Insurance Company* and a
                                                       Director of Nationwide
                                                       Financial Services, Inc.*


                                       62

-------------------------------------------------------------------------------------------------------------------
Gerald J. Holland        Treasurer     Since           Mr. Holland is Senior Vice                77   None
                                       March 2001      President - Operations for
Gartmore Global                                        GGI*, GMF* and GSA.*  He
Investments, Inc.                                      was Assistant Treasurer to the
1200 River Road,                                       Funds. Prior to July 2000,  he
Conshohocken, PA                                       was Vice President for First
19428                                                  Data Investor Services, an
                                                       investment company service
Age 51                                                 provider.
-------------------------------------------------------------------------------------------------------------------
Kevin S. Crossett        Secretary     Since           Mr. Crossett is Vice President,           77   None
                                       December        Associate General Counsel for
Gartmore Global                        2000            GGI,* GMF,* GSA,*
Investments, Inc.                                      Nationwide Financial Services,
1200 River Road                                        Inc.* and other Nationwide
Conshohocken, PA 19428                                 Insurance entities.* From June
                                                       2000 to December 2000, he
Age 41                                                 was Assistant Secretary to the
                                                       Funds.*  Prior to 1999, he was
                                                       Vice President, Senior Counsel
                                                       and Director of Compliance
                                                       for Merrill Lynch, Pierce,
                                                       Fenner & Smith, Inc.
-------------------------------------------------------------------------------------------------------------------

* This position is held with an affiliated person or principal underwriter of the Funds.
** Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.


REPSONSIBILITIES OF THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

     The Board of Trustees has three standing committees: Audit, Pricing and Valuation, and Nominating and Board Governance.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; and (d) act as a liaison between the Trust's independent auditors and the Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. This Committee met 2 times during the past fiscal year and consists of the following Trustees, Mr. Allen, Ms. Cholmondeley and Mr. Wetmore, each of whom must have a working knowledge of basic finance and accounting matters and not be interested persons of the Trust, as defined in the 1940 Act.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the mplementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met 4 times during the past fiscal year and consists of the following Trustees, Ms. Hennigar, Mr. Kridler and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met 4 times during the past fiscal year and consists of the following Trustees Dr. DeVore, Mr. Duncan and Dr. Kerr, each of whom are not interested persons of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.


OWNERSHIP OF SHARES OF GARTMORE FUNDS

------------------------------------------------------------------------------------------------
(1)                                       (2)                                 (3)
------------------------------------------------------------------------------------------------
NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
                              AND/OR SHARES IN THE FUNDS        SECURITIES AND/OR SHARES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES
                                                                OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                      INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------
Charles E. Allen,         $                      1 - $10,000   $                     1 - $10,000
------------------------------------------------------------------------------------------------

Paula H.J. Cholmondeley                                 NONE                                NONE
------------------------------------------------------------------------------------------------

C. Brent DeVore                                OVER $100,000                       OVER $100,000
------------------------------------------------------------------------------------------------

Robert M. Duncan                               OVER $100,000                       OVER $100,000
------------------------------------------------------------------------------------------------

Barbara L. Hennigar       $                      1 - $10,000   $                     1 - $10,000
------------------------------------------------------------------------------------------------



                                       64

------------------------------------------------------------------------------------------------
(1)                                       (2)                                 (3)
------------------------------------------------------------------------------------------------
NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
                              AND/OR SHARES IN THE FUNDS        SECURITIES AND/OR SHARES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES
                                                                OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                      INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV                             OVER $100,000                       OVER $100,000
------------------------------------------------------------------------------------------------

Douglas F. Kridler        $                 10,001 - $50,000   $                10,001 - $50,000

------------------------------------------------------------------------------------------------
David C. Wetmore                               OVER $100,000                       OVER $100,000

------------------------------------------------------------------------------------------------

Joseph J. Gasper                               OVER $100,000                       OVER $100,000
------------------------------------------------------------------------------------------------

Paul J. Hondros                                OVER $100,000                       OVER $100,000
------------------------------------------------------------------------------------------------

Arden L. Shisler          $                 10,001 - $50,000                       OVER $100,000
------------------------------------------------------------------------------------------------


OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS OR DISTRIBUTOR*

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

-----------------------------------------------------------------------------------------------------
(1)                            (2)          (3)            (4)              (5)             (6)
-----------------------------------------------------------------------------------------------------
NAME OF TRUSTEE              NAME OF      NAME OF   TITLE OF CLASS OF    VALUE OF    PERCENT OF CLASS
                            OWNERS AND    COMPANY        SECURITY       SECURITIES
                          RELATIONSHIPS
                            TO TRUSTEE
-----------------------------------------------------------------------------------------------------
Charles E. Allen          N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

Paula H.J. Cholmondeley   N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

C. Brent DeVore           N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

Robert M. Duncan          N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

Barbara L. Hennigar       N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

Thomas J. Kerr, IV        N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

Douglas F. Kridler        N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

David C. Wetmore          N/A             N/A       N/A                 NONE         N/A
-----------------------------------------------------------------------------------------------------

* Or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSTION OF TRUSTEES

     All Trustees and Officers of the Trust, as a group, own less than 1% of its outstanding shares.

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust (formerly "Villanova Mutual Fund Capital Trust) ("GMF"), Gartmore Global Asset Management Trust (formerly "Villanova Global Asset Management Trust") ("GGAMT") and Gartmore Morley Capital Management, Inc. (formerly Morley Capital Management, Inc.) ("GMCM"), each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 2001. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the fiscal year ended October 31, 2001. Trust officers receive no compensation from the Trust in their capacity as officers.

---------------------------------------------------------------------------------------------------
(1)                             (2)              (3)              (4)                  (5)
---------------------------------------------------------------------------------------------------
NAME OF TRUSTEE              AGGREGATE         PENSION         ESTIMATED       TOTAL COMPENSATION
                            COMPENSATION      RETIREMENT    ANNUAL BENEFITS      FOR THE COMPLEX*
                           FROM THE TRUST      BENEFITS           UPON
                                              ACCRUED AS       RETIREMENT
                                            PART OF TRUST
                                               EXPENSES
---------------------------------------------------------------------------------------------------
Charles E. Allen          $        19,500           - 0 -             - 0 -   $              39,000
---------------------------------------------------------------------------------------------------

Paula H.J. Cholmondeley   $        18,500           - 0 -             - 0 -   $              37,000
---------------------------------------------------------------------------------------------------

C. Brent DeVore           $        20,000           - 0 -             - 0 -   $              40,000
---------------------------------------------------------------------------------------------------

Robert M. Duncan          $        21,000           - 0 -             - 0 -   $              42,000
---------------------------------------------------------------------------------------------------

Joseph J. Gasper                    - 0 -           - 0 -             - 0 -                   - 0 -
---------------------------------------------------------------------------------------------------

Barbara L. Hennigar       $        20,000           - 0 -             - 0 -   $              40,000
---------------------------------------------------------------------------------------------------

Paul J. Hondros                     - 0 -           - 0 -             - 0 -                   - 0 -
---------------------------------------------------------------------------------------------------

Thomas J. Kerr, IV        $        20,000           - 0 -             - 0 -   $              40,000
---------------------------------------------------------------------------------------------------

Douglas F. Kridler        $        21,000           - 0 -             - 0 -   $              42,000
---------------------------------------------------------------------------------------------------

Arden L. Shisler          $        19,000           - 0 -             - 0 -   $              38,000
---------------------------------------------------------------------------------------------------

David C. Wetmore          $        20,500           - 0 -             - 0 -   $              41,000
---------------------------------------------------------------------------------------------------

* On October 31, 2001, the Fund Complex included two trusts comprised of 77 investment company funds or series.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

     Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge.

CODE OF ETHICS

     Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds).

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

     Subject to any applicable Expense Limitation Agreements, the Trust pays the compensation of the Trustees who are not interested persons of Gartmore Global Investments, Inc., or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and fees under the Transfer and Dividend Disbursing Agent Agreement; which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

     Under the applicable Investment Advisory Agreements with the Trust, GMF manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by a affiliates of GMF as described below:

Funds advised by GGAMT
----------------------

Gartmore Emerging Markets Fund
Gartmore Worldwide Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund1
Gartmore International Small Cap Growth Fund
Gartmore Global Small Companies Fund(1)
Gartmore European Leaders Fund(1)
Gartmore Asia Pacific Leaders Fund(1)
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund

1    These Funds have not yet commenced operations.

Funds advised by GMCM
---------------------

Gartmore Morley Capital Accumulation Fund
Gartmore Morley Enhanced Income Fund

     Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMF or GGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMF is also authorized to select and place portfolio investments on behalf of the Funds which engage subadvisers; however GMF does not intend to do so at this time.

The following Funds are subadvised:

Gartmore Value Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore Worldwide Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund1
Gartmore International Small Cap Growth Fund
Gartmore Global Small Companies Fund(1)
Gartmore European Leaders Fund(1)
Gartmore Asia Pacific Leaders Fund(1)
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
NorthPointe Small Cap Value Fund
Nationwide S&P 500 Index Fund
Nationwide Growth Focus Fund(1)
Nationwide Small Cap Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide International Cap Index Fund
Nationwide Bond Index Fund
Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund
Gartmore Large Cap Value Fund

1    These Funds have not yet commenced operations.

Gartmore Mutual Fund Capital Trust
----------------------------------

     GMF pays the compensation of the officers of the Trust employed by GMF and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by Gartmore Global Investments, Inc. and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMF pays, out of its legitimate profits, to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for recordkeeping or other shareholder related services.

     The Investment Advisory Agreement also specifically provides that GMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMF may render similar services to others.

     GMF, located at 1200 River Road, Conshohocken, PA 19428, a Delaware business trust, is a wholly owned subsidiary of Gartmore Global Investments, Inc., 96% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Prior to September 1, 1999, Nationwide Securities, Inc. ("NSI"), (formerly Nationwide Advisory Services, Inc. ("NAS")) served as the investment adviser to the Funds which existed at that time. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to GMF, an affiliate of NAS and an indirect subsidiary of NFS.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                            ASSETS              INVESTMENT ADVISORY FEE
-----------------------------------  -----------------------------  ------------------------
Gartmore Millennium Growth Fund      0 up to $250 million                             1.03%
                                     250 million up to $1 billion                     1.00%
                                     1 billion up to $2 billion                       0.97%
                                     2 billion up to $5 billion                       0.94%
                                     $ 5 billion and more                             0.91%


                                       70

Gartmore Growth Fund and             0 up to $250 million                             0.60%
Gartmore Total Return Fund           250 million up to $1 billion                    0.575%
                                     1 billion up to $2 billion                       0.55%
                                     2 billion up to $5 billion                      0.525%
                                     $ 5 billion and more                             0.50%

Gartmore Bond Fund,                  0 up to $250 million                             0.50%
Gartmore Tax-Free Income Fund,       250 million up to $1 billion                    0.475%
and Gartmore Government Bond         1 billion up to $2 billion                       0.45%
Fund                                 2 billion up to $5 billion                      0.425%
                                     $ 5 billion and more                             0.40%

Gartmore Money Market Fund           $ 0 up to $1 billion                             0.40%
                                     1 billion up to $2 billion                       0.38%
                                     2 billion up to $5 billion                       0.36%
                                     $ 5 billion and more                             0.34%

Nationwide S&P 500 Index Fund        0 up to $1.5 billion                             0.13%
                                     1.5 up to $3 billion                             0.12%
                                     $ 3 billion and more                             0.11%

Nationwide Small Cap Index Fund      All assets                                       0.20%

Nationwide Mid Cap Market Index      All assets                                       0.22%
Fund and Nationwide Bond Index Fund

Nationwide International Index Fund  All Assets                                       0.27%

Gartmore Large Cap Value Fund        up to $100 million                               0.75%
                                     $ 100 million or more                            0.70%

Nationwide Large Cap Growth Fund     up to $150 million                               0.80%
                                     $ 150 million or more                            0.70%

Nationwide Small Cap Fund            up to $100 million                               0.95%
                                     $ 100 million or more                            0.80%

Gartmore Value Opportunities Fund    0 up to $250 million                             0.70%
                                     250 million up to $1 billion                    0.675%
                                     1 billion up to $2 billion                       0.65%
                                     2 billion up to $5 billion                      0.625%
                                     $ 5 billion and more                             0.60%

Gartmore High Yield Bond Fund        0 up to $250 million                             0.55%
                                     250 million up to $1 billion                    0.525%
                                     1 billion up to $2 billion                       0.50%
                                     2 billion up to $5 billion                      0.475%
                                     $ 5 billion and more                             0.45%


                                       71

NorthPointe Small Cap Value Fund     All assets                                       0.85%

Gartmore Global Technology and       All assets                                       0.98%
Communications Fund

Gartmore Global Health Sciences      All assets                                       1.00%
Fund

Nationwide Growth Focus Fund1        0 up to $500 million                             0.90%
                                     500 million up to $2 billion                     0.80%
                                     $ 2 billion and more                             0.75%

Gartmore U.S. Growth Leaders Fund2   0 up to $500 million                             0.90%
                                     500 million up to $2 billion                     0.80%
                                     $ 2 billion and more                             0.75%

Gartmore U.S. Leaders Fund           0 up to $500 million                             0.90%
                                     500 million up to $2 billion                     0.80%
                                     $  2 billion and more                            0.75%

Gartmore Investor Destinations:      All Assets                                       0.13%
                                     Aggressive Fund
                                     Moderately Aggressive Fund
                                     Moderate Fund
                                     Moderately Conservative Fund
                                     Conservative Fund

_______________________
1 The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.
2 Similar to the investment advisory fee for the Growth Focus Fund, the advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - NATIONWIDE GROWTH FOCUS FUND AND GARTMORE U.S. GROWTH LEADERS FUND

     As described above and in the applicable Fund's Prospectus, the Growth Focus Fund and the Gartmore U.S. Growth Leaders Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND            BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                               PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                     EACH BREAK POINT   EACH BREAK POINT
Nationwide    Russell 1000              12.0%  0.90% for assets                  1.12%              0.68%
Growth        Growth Index                     up to $500 million,
Focus
Fund
                                               0.80% for assets                  0.98%              0.62%
                                               of $500 million
                                               and more but less
                                               than $2 billion,
                                               0.75% for assets of               0.91%              0.59%
                                               $ 2 billion and more

Gartmore      S&P 500 Index             12.0%   0.90% for assets                 1.12%              0.68%
U.S. Growth                                    up to $500 million,
Leaders Fund
                                               0.80% for assets                  0.98%              0.62%
                                               of $500 million
                                               and more but less
                                               than $2 billion,
                                                0.75% for assets of              0.91%              0.59%
                                               $ 2 billion and more

     The performance adjustment for each Fund works as follows: If the Fund outperforms its benchmark (the Russell Growth 1000 Index for the Growth Focus Fund and the S&P 500 Index for the Gartmore U.S. Growth Leaders Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     In the interest of limiting the expenses of those Funds for whom GMF serves as investment adviser, GMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund, exclusive of Rule 12b-1 and administrative services fees, to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     GMF may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

     GMF has agreed to waive advisory fees contractually, unless otherwise noted, and if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees, for certain Funds of the Trust as follows:

- Gartmore Millennium Growth Fund to 1.63% for Class A shares, 2.23% for Class B shares, 2.23% for Class C shares, 1.30% for Class D shares and 1.20% for Institutional Service Class shares

- Gartmore Government Bond Fund to 0.99% for Class A shares, 1.64% for Class B shares, 1.64% for Class C shares and 0.79% for Class D shares

- Gartmore Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 1.00% for Institutional Service Class shares

- Nationwide Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.05% for Institutional Service Class shares

- Nationwide Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.20% for Institutional Service Class shares

- Nationwide S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 1.23% for Class C shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares

- Gartmore U.S. Growth Leaders Fund to 1.60% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares and 1.30% for Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.35% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.00% for Institutional Service Class shares

- Gartmore High Yield Bond Fund to 0.95% for Class A shares, 1.70% for Class B shares, 1.70% for Class C shares and 0.70% for Institutional Service Class shares

-    NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

- Nationwide Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares

- Gartmore Global Technology and Communications Fund to 1.73% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares and 1.40% for Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.75% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.25% for Institutional Service Class shares

- Gartmore U.S. Leaders Fund to 1.20% for Class A shares, 1.20% for Class B shares, 1.20% for Class C shares and 1.20% for Institutional Service Class shares(1)

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares and 0.61% for Institutional Service Class shares(2)

- Nationwide Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares, 1.39% for Class C shares and 0.29% for Institutional Class shares

- Nationwide Mid Cap Market Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares and 0.31% for Institutional Class shares

- Nationwide International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares, 1.46% for Class C shares and 0.36% for Institutional Class Shares

- Nationwide Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares and 0.31% for Institutional Class shares

_______________________

1 The expense limit for the Gartmore U.S. Leaders Fund has excluded Rule 12b-1 and administrative services from the time the Fund commenced operations.
2 The expense limits for each of the Investor Destinations Fund include Rule 12b-1 and administrative services fees.

     During the fiscal years ended October 31, 2001, 2000 and 1999, GMF/NAS(1) received the following fees for investment advisory services:

               YEAR ENDED OCTOBER 31,


       FUND                                 2001                  2000                  1999
                                       ------------           ------------          ------------
Gartmore Millennium Growth Fund        $   374,615            $   220,429           $    66,283
Gartmore Growth Fund                     3,158,751              5,734,593             5,873,926
Gartmore Total Return Fund              10,727,184             12,807,691            13,888,390
Gartmore Bond Fund                         614,035                600,602               674,918
Gartmore Tax-Free Income Fund            1,064,152              1,093,502             1,263,813
Gartmore Government Bond Fund(2)           677,667                530,376               314,314
Gartmore Money Market Fund               6,492,158              5,651,029             4,709,925
Nationwide S&P 500 Index Fund              462,590                275,692                79,372
Gartmore Large Cap Value Fund              250,987                221,990              62,525(3)
Nationwide Large Cap Growth Fund           387,694                391,962              89,668(3)
Nationwide Small Cap Fund                  265,515                247,305              64,998(3)
Gartmore Value Opportunities Fund          138,005               20,249(4)                    -
Gartmore High Yield Bond Fund              510,654              443,174(4)                    -
Gartmore U.S. Growth Leaders Fund           25,979                5,731(5)                    -
Gartmore Global Technology and
    Communications Fund                     54,419                5,731(5)                    -
NorthPointe Small Cap Value Fund           229,943               56,914(6)                    -


                                       75

Gartmore Investor Destinations
    Aggressive Fund                         13,404                  150(7)                    -
Gartmore Investor Destinations
   Moderately Aggressive Fund               16,413                  129(7)                    -
Gartmore Investor Destinations
   Moderate Fund                            29,714                   74(7)                    -
Gartmore Investor Destinations
   Moderately Conservative Fund              8,016                  215(7)                    -
Gartmore Investor Destinations
   Conservative Fund                         7,267                   57(7)                    -
Gartmore Global Health Sciences Fund      14,946(8)                     -                     -
Nationwide Mid Cap Market Index Fund       3,450(9)                     -                     -
Nationwide Small Cap Index Fund            1,380(9)                     -                     -
Nationwide International Index Fund        3,580(9)                     -                     -
Nationwide Bond Index Fund                 4,653(9)                     -                     -

_______________________

1 Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to GMF.
2 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Nationwide Government Bond Fund was completed as of August 27, 2001. The investment advisory fees listed do not include the fees GMF/NAS received for the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
3    The Fund commenced operations November 2, 1998.
4    The Fund commenced operations December 29, 1999.
5    The Fund commenced operations June 30, 2000.
6    The Fund commenced operations June 29, 2000.
7    The Fund commenced operations March 31, 2000.
8    The Fund commenced operations December 29, 2000.
9 Fees shown were paid from October 15, 2001 to October 31, 2001, the period when these Funds were managed directly and no longer were feeder funds.

     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2001.

     The Subadvisers for certain of the Funds advised by GMF are as follows:

FUND                             SUBADVISER
----                             ----------

Gartmore Large Cap Value         NorthPointe Capital LLC ("NorthPointe")
Gartmore Value Opportunities     NorthPointe
NorthPointe Small Cap Value      NorthPointe
Nationwide S&P 500 Index         FAM
Nationwide Small Cap Index       FAM
Nationwide Mid Cap Market Index  FAM
Nationwide International Index   FAM
Nationwide Bond Index            FAM
Nationwide Large Cap Growth      Goldman Sachs Asset Management ("GSAM")
Nationwide Small Cap             INVESCO, Inc. ("INVESCO")
Nationwide Growth Focus          Turner Investment Partners, Inc. ("Turner")
___________

     NorthPointe is a majority-owned subsidiary of Gartmore Global Investments, Inc. which is also the parent of GMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

     Prior to March 1, 2001, Brinson Partners, Inc. ("Brinson") subadvised the Gartmore Large Cap Value Fund.

     FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund.

     GSAM is a unit of the Investment Management Division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York.

     INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

     Turner was founded in 1990 and is located at 1235 West Lakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser to other investment companies, as well as separate investment portfolios.

     Subject to the supervision of the GMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from GMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

          FUND                                 ASSETS                 FEE
          ----                                 ------                 ---

Gartmore Large Cap Value              up to $100 million              0.35%
                                      $ 100 million or more           0.30%

Gartmore Value Opportunities          0 up to $250 million            0.70%
                                      250 million up to $1 billion   0.675%
                                      1 billion up to $2 billion      0.65%
                                      2 billion up to $5 billion     0.625%
                                      $ 5 billion and more            0.60%

NorthPointe Small Cap Value           All assets                      0.85%

Nationwide S&P 500 Index              up to $200 million              0.05%
                                      next $800 million               0.03%
                                      $ 1 billion or more             0.02%

Nationwide Small Cap Index Fund       All assets                      0.07%

Nationwide Mid Cap Market Index Fund  All assets                      0.09%
Nationwide Bond Index Fund

Nationwide International Index Fund   All assets                      0.14%


Nationwide Large Cap Growth           up to $150 million              0.40%
                                      $ 150 million or more           0.30%

Nationwide Small Cap                  up to $100 million              0.55%
                                      $ 100 million or more           0.40%

Nationwide Growth Focus(1)            0 up to $500 million            0.55%
                                      500 million up to $2 billion    0.45%
                                      $ 2 billion and more            0.40%
_____________________

1 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.


     The following table sets forth the amount NSI/GMF1 paid to the Subadvisers for the fiscal periods ended October 31, 2001, 2000 and 1999:

FUND                                         YEAR ENDED OCTOBER 31,
----                                    2001        2000         1999
                                      ---------  -----------  ----------
Gartmore Large Cap Value Fund         $117,127    $103,595    $29,182(2)
Nationwide Large Cap Growth Fund       193,847     195,981     44,853(2)
Nationwide Small Cap Fund              153,719     143,176     37,636(2)
Nationwide S&P 500 Index Fund          146,734   111,951(3)     36,609
Gartmore Value Opportunities Fund      138,005    20,249(4)          -
NorthPointe Small Cap Value Fund       153,719    56,914(5)          -
Nationwide Small Cap Index Fund         483(6)           -           -
Nationwide Mid Cap Market Index Fund  1,411(6)           -           -
Nationwide International Index Fund   1,856(6)           -           -
Nationwide Bond Index Fund            1,903(6)           -           -
Nationwide Growth Focus Fund              0(7)           -           -
_______________________

1 Prior to September 1, 1999, NAS was responsible for paying all subadvisory fees. After September 1, 1999, GMF assumed that responsibility.

2 The Gartmore Large Cap Value, Nationwide Large Cap Growth and Nationwide Small Cap Funds commenced operations November 2, 1998.
3 Subadvisory fees include fees paid to Dreyfus under a different fee schedule prior to December 29, 1999, and fees paid to FAM beginning December 29, 1999.
4    The Gartmore Value Opportunities commenced operations December 29, 1999.
5    The NorthPointe Small Cap Value Fund commenced operations June 29, 2000.
6 The Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index and Nationwide Bond Index Funds began to be directly managed and subadvised by FAM on October 15, 2001; therefore, the fees reflect what was paid from October 15 to October 31, 2001.
7 The Nationwide Growth Focus Fund had not yet commenced operations as of October 31, 2001.

     GMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows GMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     GMF provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. GMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, GMF does not expect to recommend frequent changes of subadvisers. GMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER PERFORMANCE FEE - GROWTH FOCUS FUND

     Turner is the subadviser for the Growth Focus Fund. Like the investment adviser for the Fund, Turner receives a base subadvisory fee for the services it provides the Fund that may be adjusted if a Fund out- or under-performs a stated benchmark. The subadvisory arrangement works in much the same way as the advisory fee (described above under the "Performance Fee" Section) and is set forth below:

FUND        BENCHMARK     REQUIRED EXCESS   BASE ADVISORY      HIGHEST POSSIBLE   LOWEST POSSIBLE
                          PERFORMANCE       FEE                ADVISORY FEE AT    ADVISORY FEE AT
                                                               EACH BREAK POINT   EACH BREAK POINT
Nationwide  Russell 1000             12.0%   0.55% for assets             0.77%              0.33%
Growth      Growth Index                     up to $500
Focus                                        million,

                                             0.45% for assets             0.63%              0.27%
                                             of $500 million
                                             up to $2 billion,

                                             0.40% for assets
                                             of $2 billion and
                                             more                         0.56%              0.24%

     In the event that the Fund underperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by GMF and will be subject to the same conditions.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

     Under the terms of the Trust's investment advisory agreement GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Gartmore Trust Company ("GTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

     The Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund incurred the following investment advisory fees during the past three fiscal periods:

                                              PERIOD ENDED  PERIOD ENDED   PERIOD ENDED
                                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
       FUND                                       2001         2000           1999
       ----                                   ------------  -------------  ------------
Gartmore Morley Capital Accumulation Fund(1)  $118,179      $      48,755  $    14,495(2)
Gartmore Morley Enhanced Income Fund(3)       $ 57,403      $      33,541          N/A

_______________________

1    The Fund commenced operations February 1, 1999.
2    GTC waived $4,141 of the investment advisory fee for this period.
3    The Fund commenced operations December 29, 1999.

     GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

     GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc. and also owns all of the voting securities of GTC.

     As compensation for investment advisory services, the Gartmore Morley Capital Accumulation Fund is obligated to pay GMCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. GMCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, GMCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, GMCM has agreed to waive or limit its fees (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets) to no more than 0.95% for Service Shares, 0.55% for Institutional Class Shares and 0.95% for IRA Shares of the Fund. Reimbursement by the Gartmore Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

     As compensation for investment advisory services to the Gartmore Morley Enhanced Income Fund, such Fund is obligated to pay GMCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, GMCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, GMCM has agreed to waive or limit its fees and to assume other expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Institutional Service Class and 0.45% for Institutional Class shares. Reimbursement by the Gartmore Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

THE INDEX FUNDS (except the Nationwide S&P 500 Index Fund)

     Under a previous management arrangement which was in place until October 15, 2001, each Index Fund invested all of its assets in shares of a corresponding series of the Quantitative Master Series Trust. Accordingly, the Index Funds did not invest directly in portfolio securities and did not currently require investment advisory services. For that period, all portfolio management occured at the level of the Quantitative Master Series Trust which had entered into a management agreement ("Management Agreement") with FAM. In addition, during that period, Gartmore SA Capital Trust ("GSA") provided administrative services to the Index Funds and monitored the series of the Quantitative Master Series Trust. Beginning October 15, 2001, FAM began subadvising each of the Index Funds. See the description of the Subadviser, above.

     For its services, FAM received monthly compensation at the annual rates of the average daily net assets of each series as follows:


NAME OF SERIES                                                    MANAGEMENT FEE
--------------                                                    --------------
Master Small Cap Index Series. . . . . . . . . . . . . . . . . . .    0.08%
Master Mid Cap Index Series. . . . . . . . . . . . . . . . . . . .    0.01%
Master Aggregate Bond Index Series . . . . . . . . . . . . . . . .    0.06%
Master International (Capitalization Weighted) Index Series. . . .    0.01%

The table below sets forth information about the total investment advisory fees paid by the Series(1) to FAM, and any amount voluntarily waived by FAM.

                                           AGGREGATE                           MASTER
                       SMALL CAP INDEX       BOND       MID CAP INDEX   INTERNATIONAL INDEX
                            SERIES       INDEX SERIES       SERIES             SERIES
                       ----------------  -------------  --------------  --------------------
FOR THE PERIOD
11/1/00 - 10/12/01(2)
---------------------
Contractual amount     $         18,109  $      36,594  $        1,436  $              2,175
Amount waived (if                18,109            ---           1,436                 2,175
applicable)
FOR THE YEAR ENDED
DECEMBER 31, 2000
---------------------
Contractual amount     $         15,024  $      28,804  $          744  $              1,201
Amount waived (if                15,024            ---             744                 1,201
applicable)
FOR THE YEAR ENDED
DECEMBER 31, 1999
---------------------
Contractual amount     $         46,744  $     185,365  $            3  $                  6
Amount waived (if                23,839            ---               3                     6
applicable)

________________

1 The Master Mid Cap Index Series and Master International Index Series commenced operations on December 30, 1999.
2    This is the period when each Fund invested in a corresponding series.

     For the fiscal years ended December 31, 2001, 2000 and 1999, the following table shows the amount of brokerage commissions paid by each Series to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), the percentage of each Series brokerage commissions paid to Merrill Lynch, the percentage of each Series aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch and aggregate brokerage commissions paid by each Series:

                                        Small Cap    Aggregate Bond    International    Master Mid
                                          Index       Index Series     Index Series     Cap Index
                                         Series                                         Series(1)
FOR THE PERIOD 11/1/00 - 10/31/01
Aggregate brokerage commissions
   paid to Merrill Lynch. . . . . . .  $        0   $             0   $            0   $         0
% of Fund's aggregate brokerage
   commissions paid to Merrill Lynch.           0%                0%               0%            0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker . . . . . . . . . . . .           0%                0%               0%            0%
Aggregate brokerage
   Commissions paid . . . . . . . . .  $  104,913   $             0   $        9,713   $    11,582



                                       83

YEAR ENDED DECEMBER 31, 2000 (2)
Aggregate brokerage commissions
   paid to Merrill Lynch. . . . . . .  $       51   $             0   $            0   $         0
% of Fund's aggregate brokerage
   commissions paid to Merrill Lynch.        0.11%                0%               0%            0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker . . . . . . . . . . . .           0%                0%               0%            0%
Aggregate brokerage
   Commissions paid . . . . . . . . .  $   47,880   $             0   $       11,665   $     8,575

YEAR ENDED DECEMBER 31, 1999
Aggregate brokerage commissions
   paid to Merrill Lynch. . . . . . .  $        0   $             0   $            0   $         0
% of Fund's aggregate brokerage
   commissions paid to Merrill Lynch.           0%                0%               0%            0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker . . . . . . . . . . . .           0%                0%               0%            0%
Aggregate brokerage
   Commissions paid . . . . . . . . .  $   20,124   $             0   $        5,917   $     2,763

_______________

1    The Master Mid Cap Series commenced operations December 30, 1999.
2 The information for the year ended December 31, 2001 was provided by Merrill Lynch and was unaudited as of the date of this SAI.

GARTMORE GLOBAL ASSET MANAGEMENT TRUST

     Gartmore Global Asset Management Trust ("GGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore Global Financial Services, Gartmore Global Utilities, Gartmore Global Small Companies, Gartmore OTC and Gartmore International Small Cap Growth Funds (collectively, the "GGAMT Advised Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, GGAMT may either provide portfolio management for the GGAMT Advised Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. GGAMT pays the compensation of the Trustees affiliated with GGAMT. The officers of the Trust receive no compensation from the Trust. GGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments. GGAMT also pays, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The Investment Advisory Agreement also provides that GGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     GGAMT, a Delaware business trust, is a wholly owned subsidiary of Nationwide Global Holdings, Inc. ("NGH"), a holding company. Nationwide Corporation owns 100% of the common stock of NGH and as such may control NGH. As stated previously, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company together own all of the common stock of Nationwide Corporation.

     Subject to the supervision of GGAMT and the Trustees, the subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser selected by GGAMT provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For services provided under the Investment Advisory Agreement, GGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                          FEE
----                                          ---

Gartmore Emerging Markets Fund and            1.15% of the Fund's average daily
Gartmore Global Small Companies Fund          net assets

Gartmore International Growth Fund,           1.00% of the Fund's average daily
Gartmore Worldwide Leaders Fund,              net assets
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund                0.80% of the Fund's average daily
                                              net assets
Gartmore International Small Cap Growth Fund  1.10% of the Fund's average daily net assets

     Like GMF, GGAMT has agreed to contractually waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees), for certain Funds of the Trust as follows:

- Gartmore Emerging Markets Fund to 2.15% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.82% for Institutional Service Class shares

- Gartmore International Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares and 1.52% for Institutional Service Class shares

- Gartmore Worldwide Leaders Fund to 1.75% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.42% for Institutional Service Class shares

- Gartmore European Leaders Fund to 1.75% for Class A shares, 2.35% for Class B and Class C shares and 1.45% for Institutional Service Class shares

- Gartmore Asia Pacific Leaders Fund to 1.75% for Class A shares, 2.35% for Class B and Class C shares and 1.45% for Institutional Service Class shares

- Gartmore Global Financial Services Fund to 1.70% for Class A shares, 2.30% for Class B and Class C shares and 1.40% for Institutional Service Class shares(1)

- Gartmore Global Utilities Fund to 1.50% for Class A shares, 2.10% for Class B and Class C shares and 1.20% for Institutional Service Class shares(1)

- Gartmore Global Small Companies Fund to 2.15% for Class A shares, 2.75% for Class B shares and 1.82% for Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares

- Gartmore International Small Cap Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares, 1.52% for Institutional Service Class shares and 1.37% for Institutional Class shares

---------------
1 The expense limits for the Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund have excluded Rule 12b-1 and administrative services fees from the time each fund commenced operations

     During the fiscal year ended October 31, 2001 and the fiscal period ended October 31, 2000, GGAMT received the following fees for investment advisory services:

                                               YEAR ENDED    PERIOD ENDED
                                               OCTOBER 31,   OCTOBER 31,
         FUND                                     2001           2000
         ----                                  -----------   ------------

Gartmore Emerging Markets Fund(1)                $44,242        $ 8,441
Gartmore Worldwide Leaders Fund(1)                38,210          7,813
Gartmore International Growth Fund(1)             75,669         15,417
Gartmore International Small Cap Growth Fund(2)   40,405            N/A

_______________________

1    The Fund commenced operations August 30, 2000.
2    The Fund commenced operations December 21, 2000.

     The other funds of the Trust for which GGAMT serves as investment adviser had not yet begun operations as of October 31, 2001.

     GGAMT has selected Gartmore Global Partners ("GGP") to be the subadviser to each of the GGAMT Advised Funds. For the services it provides, GGP receives the following fees from GGAMT:

Gartmore Emerging Markets Fund and            0.575% of the Fund's average daily
Gartmore Global Small Companies Fund          net assets


Gartmore International Growth Fund,           0.50% of the Fund's average daily
Gartmore Worldwide Leaders Fund,              net assets
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund                0.40% of the Fund's average daily
                                              net assets

Gartmore International Small Cap Growth Fund  0.55% of the Fund's average daily net assets

     These fees are calculated at an annual rate based on each Fund's average daily net assts.

GGP is a global asset manager dedicated to servicing the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of November 30, 2001 managed approximately 1.1$ billion in assets.

     During the fiscal year ended October 31, 2001 and the fiscal period ended October 31, 2000, GGP received the following fees for subadvisory services:

                                                PERIOD ENDED   PERIOD ENDED
                                                 OCTOBER 31,   OCTOBER 31,
FUND                                                2001          2000
----                                            ------------   ------------

Gartmore Emerging Markets Fund(1)                  $22,121       $ 8,441
Gartmore Worldwide Leaders Fund(1)                  19,105         7,813
Gartmore International Growth Fund(1)               37,835        15,417
Gartmore International Small Cap Growth Fund(2)     20,203           N/A
_______________________

1    The Fund commenced operations August 30, 2000.

     The other funds of the Trust for which GGP serves as subadviser had not yet begun operations as of October 31, 2001.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

     In determining whether it was appropriate to approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the "Advisers") and the Trust, on behalf of each Fund, the Board received extensive information, provided by the Advisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons were also advised by their own independent legal counsel. The Trustees decided to approve the Investment Advisory Agreements on the basis of the following considerations, among others:

     - The investment advisory fee payable to each Adviser under the Investment Advisory Agreement, the anticipated costs to the Adviser of providing of these services, the profitability of each Adviser's relationship with the Funds that it advises, and the comparability of the fee to fees paid by other similar investment companies.

     - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser to each of the funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies.

     - The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers.

     - Any ancillary benefits to the Advisers, including soft dollars received by such Advisers.

     In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

     With respect to the addition of new Funds to the Investment Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

     NSI currently serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 1, 2001 (the "Underwriting Agreement"). It is anticipated that after March 1, 2002, Gartmore Distribution Services, Inc. ("GDSI") will become the Funds' distributor. Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NSI, located at 5475 Rings Road Atrium III, Suite 410, Dublin, OH 43017, is a wholly-owned subsidiary of Nationwide Life Insurance Company, located at One Nationwide Plaza, Columbus, OH 43215. GDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Gartmore Global Investments, Inc.

     In its capacity as Distributor, NSI solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

     During the fiscal years ended October 31, 2001, 2000 and 1999, NSI received the following commissions from the sale of shares of the Funds:

                                                        YEAR ENDED OCTOBER 31,
              FUNDS                                  2001      2000        1999
              -----                               --------  ----------  ----------
Gartmore Millennium Growth Fund                   $130,693  $  214,573  $   43,017
Gartmore Growth Fund                               253,929     505,403     707,023
Gartmore Total Return Fund                         631,955   1,145,479   2,685,806
Gartmore Bond Fund                                  50,356      63,687     118,837


                                       88

Gartmore Tax-Free Income Fund                       94,122     102,317     215,544
Gartmore Government Bond Fund(1)                    38,778      16,156      64,776
Nationwide S&P 500 Index Fund                       33,486       9,492         N/A
Gartmore Large Cap Value Fund(2)                    16,416      11,974       8,892
Nationwide Large Cap Growth Fund(3)                 25,591      76,645      25,927
Nationwide Small Cap Fund(2)                         8,813      23,970       6,175
Gartmore Morley Capital Accumulation Fund(3)            --        N/A           --
Gartmore Value Opportunities Fund(4)                43,808      21,410          --
Gartmore Morley Enhanced Income Fund(4)              7,901       5,445          --
Gartmore High Yield Bond(4)                          7,859       3,532          --
Gartmore Investor Destinations
   Aggressive Fund(5)                                   --          --          --
Gartmore Investor Destinations
   Moderately Aggressive Fund(5)                        --          --          --
Gartmore Investor Destinations
   Moderate Fund(5)                                     --          --          --
Gartmore Investor Destinations
   Moderately Conservative Fund(5)                      --          --          --
Gartmore Investor Destinations
   Conservative Fund(5)                                 --          --          --
Nationwide Small Cap Index Fund(6)                   2,263          --          --
Nationwide Mid Cap Market Index Fund(6)              2,280          --          --
Nationwide International Index Fund(6)               2,298       1,902          --
Nationwide Bond Index Fund(6)                           --          --          --
Gartmore U.S. Growth Leaders Fund(7)                28,459       5,762          --
Gartmore Global Technology and
   Communications Fund(7)                           22,523      19,513          --
Gartmore Emerging Markets Fund(8)                    2,709          17          --
Gartmore International Growth Fund(8)                2,582          14          --
Gartmore Worldwide Leaders Fund(8)                     435          --          --
NorthPointe Small Cap Value Fund(8)                     --          --          --
Gartmore International Small Cap Growth Fund(10)       212          --          --
Gartmore Global Health Sciences Fund(11)                --          --          --

_______________________

1 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
2    The Fund commenced operations on November 2, 1998.
3    The Fund commenced operations on February 1, 1999.
4    The Fund commenced operations on December 29, 1999.
5    The Fund commenced operations on March 31, 2000.
6    The Fund commenced operations on December 29,1999.
7    The Fund commenced operations on June 30, 2000.
8    The Fund commenced operations on August 30, 2000.
9    The Fund commenced operations on June 29, 2000.
10   The Fund commenced operations on December 21, 2000.
11   The Fund commenced operations on December 29, 2000.

     The other Funds of the Trust had not yet begun operations as of October 31, 2001.

     NSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B and Class C shares (and certain Class A shares). During the fiscal years ended October 31, 2001, 2000 and 1999, NSI received the following amounts:


                                                      YEAR ENDED OCTOBER 31,
           FUNDS                                   2001      2000       1999
           -----                                 --------  ---------  --------

Gartmore Millennium Growth Fund                   $105,100  $ 29,934  $ 1,160
Gartmore Growth Fund                                44,162   107,445   17,650
Gartmore Total Return Fund                         246,115   445,655   85,844
Gartmore Bond Fund                                  43,979    19,420    5,307
Gartmore Tax-Free Income Fund                       65,743    54,421   15,816
Gartmore Government Bond Fund(1)                    38,255     7,510    2,553
Nationwide S&P 500 Index Fund                       57,197     9,915       --
Gartmore Large Cap Value Fund(2)                     9,203     7,095       --
Nationwide Large Cap Growth Fund(2)                 30,626    64,036      306
Nationwide Small Cap Fund(2)                        10,631    13,483        5
Morley Capital Accumulation Fund(3)                     --       N/A       --
Gartmore Value Opportunities Fund(4)                38,688     2,572       --
Gartmore Morley Enhanced Income Fund(4)                N/A       N/A       --
Gartmore High Yield Bond Fund(4)                     3,504       341       --
Gartmore Investor Destinations
   Aggressive Fund5                                     --        --       --
Gartmore Investor Destinations
   Moderately Aggressive Fund(5)                        --        --       --
Gartmore Investor Destinations
   Moderate Fund5                                       --        --       --
Gartmore Investor Destinations
   Moderately Conservative Fund(5)                      --        --       --
Gartmore Investor Destinations
   Conservative Fund(5)                                 --        --       --
Nationwide Small Cap Index Fund(6)                      --        --       --
Nationwide Mid Cap Market Index Fund(6)                214        --       --
Nationwide International Index Fund(6)               1,209       666       --
Nationwide Bond Index Fund(6)                          400        --       --
Gartmore U.S. Growth Leaders Fund(7)                21,871        --       --
Gartmore Global Technology and
   Communications Fund(7)                           20,722        --       --
Gartmore Emerging Markets Fund(8)                    9,151        --       --
Gartmore International Growth Fund(8)                1,735        --       --
Gartmore Worldwide Leaders Fund(8)                     891        --       --
NorthPointe Small Cap Value Fund(9)                     --        --       --
Gartmore International Small Cap Growth Fund(10)        21        --       --
Gartmore Global Health Sciences Fund(11)                --        --       --

_______________________


                                       90

1 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The proceeds listed do not include the proceeds NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
2    The Fund commenced operations on November 2, 1998.
3    The Fund commenced operations February 1, 1999.
4    The Fund commenced operations December 29, 1999.
5    The Fund commenced operations on March 31, 2000.
6 The Fund commenced operations December 29, 1999. Class B shares of the Small Cap Index Fund had not been offered to the public as of October 31, 2001.
7    The Fund commenced operations on June 30, 2000.
8    The Fund commenced operations on August 30, 2000.
9    The Fund commenced operations on June 29, 2000.
10   The Fund commenced operations on December 21, 2000.
11   The Fund commenced operations on December 29, 2000.

     From such fees, NSI and affiliated broker dealers retained $2,083,754, $3,506,995 and $1,455,245 for 2001, 2000 and 1999, respectively, after reallowances to dealer. NSI reallows to dealers 5.25% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75% and 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.50%, 4.00% on Class B shares of the Funds, 1.00% on Class C shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. GDSI will assume the responsibilities as Distributor after March 1, 2002. NSI serves as the Trust's distributor. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

-    0.25% of the average daily net assets of Class A shares of each Fund and

- 0.25% of the Service Class Shares and IRA Class shares of the Gartmore Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each of the Funds other than the Gartmore Bond, Gartmore Government Bond, Money Market and Gartmore Tax-Free Funds;

- 0.85% of the average daily net assets of the Class B and Class C shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Funds;

- 0.15% of the average daily net assets of Service Class shares of the Money Market and S&P 500 Index Funds; and

- 0.07% of the average daily net assets of the Local Fund shares of the S&P 500 Index Fund.

     Distribution expenses paid by NSI may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers, as well as payments to broker-dealers for shareholder services.

     During the fiscal year ended October 31, 2001, NSI received the following distribution fees under the Plan(1):

                                                                                 LOCAL
                                                                        SERVICE   FUND
        FUNDS                             CLASS A   CLASS B   CLASS C    CLASS   SHARES
        -----                             --------  --------  --------  -------  ------
Gartmore Millennium Growth Fund           $ 24,245  $ 52,273  $    199      N/A     N/A
Gartmore Growth Fund                        16,973    54,932       238      N/A     N/A
Gartmore Total Return Fund                 240,435   416,940       744      N/A     N/A
Gartmore Bond Fund                          10,063    19,701       503      N/A     N/A
Gartmore Tax-Free Income Fund               10,544    39,274       272      N/A     N/A
Gartmore Government Bond Fund(2)           138,938    15,618     1,861      N/A     N/A
Money Market Fund                              N/A       N/A       N/A  508,853     N/A
Gartmore Morley Enhanced Income Fund         1,311       N/A       N/A      N/A     N/A
Nationwide S&P 500 Index Fund                6,504    15,748       N/A  326,898   5,432
Gartmore Large Cap Value Fund               73,721     5,041       145      N/A     N/A
Nationwide Large Cap Growth Fund            93,935    26,056        95      N/A     N/A
Nationwide Small Cap Fund                   56,827     8,325        55      N/A     N/A
Gartmore Value Opportunities Fund           22,238    21,419       365      N/A     N/A
Gartmore High Yield Bond Fund                8,443     2,162        12      N/A     N/A
Investor Destinations Aggressive Fund           21        84       N/A   25,735     N/A
Investor Destinations Moderately
   Aggressive Fund                              44        88       N/A   31,498     N/A
Investor Destinations Moderate Fund             51        93       N/A   57,069     N/A
Investor Destinations Moderately
   Conservative Fund                            29        99       N/A   15,363     N/A
Investor Destinations Conservative Fund         26       102       N/A   13,925     N/A
Nationwide Small Cap Index Fund              3,972       N/A       N/A      N/A     N/A
Nationwide Mid Cap Market Index Fund        13,935         7       N/A      N/A     N/A
Nationwide International Index Fund          2,106       538       N/A      N/A     N/A
Nationwide Bond Index Fund                   7,705         6       N/A      N/A     N/A
Gartmore U.S. Growth Leaders Fund            3,638     8,425        35
Gartmore Global Technology and
   Communications Fund                       7,422    15,330       100      N/A     N/A
Gartmore Emerging Markets Fund               3,167    13,653        27      N/A     N/A
Gartmore International Growth Fund           6,429    24,958        33      N/A     N/A
Gartmore Worldwide Leaders Fund              3,237    12,583        60      N/A     N/A
Gartmore International Small Cap
    Growth Fund                              2,300     9,169         7      N/A     N/A
Gartmore Global Health Sciences Fund         1,564     6,240       N/A      N/A     N/A

_________________


                                       92

1 The other Funds of the Trust for which NSI acts as distributor had not commenced operations as of October 31, 2001.
2 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The distribution fees listed do not include the distribution fees NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

                                         SERVICE CLASS SHARES   IRA CLASS SHARES
                                         --------------------   ----------------
Gartmore  Morley  Capital  Accumulation         $48,843              $5,007

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

     NSI has entered into, and will enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICES PLAN

     Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable) and Prime shares of the Money Market Fund, except that Service Class and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity will pay 0.15% of the average daily net assets of the Fund.

     During the fiscal year ended October 31, 2001, NFS and its affiliates received $4,527,312 in administration service fees from the Funds.

     The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA"), a wholly owned subsidiary of Gartmore Global Investments, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investors Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:


     ASSET  LEVEL(1)             AGGREGATE  TRUST  FEE
     ---------------             ---------------------
     $0  -  $1  billion                 0.25%
     $1  -  $3  billion                 0.18%
     $3  -  $4  billion                 0.14%
     $4  -  $5  billion                 0.07%

     $5  -  $10  billion                0.04%
     $10  -  $12  billion               0.02%
     greater than $12  billion          0.01%


     GSA pays GISI from these fees for its services.

1. The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

     Prior to September 1, 1999, NSI provided fund administration services to the Funds which existed at that time. Effective September 1, 1999, the fund administration services previously performed for the Funds by NSI were transferred to GSA, an affiliate of NSI and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999.

     During the fiscal years ended October 31, 2001, 2000 and 1999, NAS/GSA(1) received fund administration fees (under a previous fee schedule) from the Funds as follows:

                                              YEAR ENDED OCTOBER 31,
       FUND                               2001       2000        1999
       ----                             --------  ----------  ----------
Gartmore Millennium Growth Fund         $ 25,459  $   20,136  $    7,733
Gartmore Growth Fund                     319,221     541,769     553,398
Gartmore Total Return Fund               907,738   1,063,967   1,146,258
Gartmore Tax-Free Income Fund            148,982     153,092     175,965
Gartmore Bond Fund                        85,965      84,085      94,488
Gartmore Government Bond Fund(2)          94,874      74,254      44,004
Money Market Fund                        812,284     723,852     624,729
Nationwide S&P 500 Index Fund            177,923     106,035      30,506
Gartmore Large Cap Value Fund(3)          75,000      75,000      75,000
Nationwide Large Cap Growth               75,000      75,000      75,000
  Fund3
Nationwide Small Cap Fund(3)              75,000      75,000      75,000
Gartmore Morley Capital                   50,000      50,000       2,899
  Accumulation Fund(4)4
Gartmore Value Opportunities              75,000      63,115          --
  Fund(5)
Gartmore Morley Enhanced Income           75,000      63,115          --
  Fund(5)
Gartmore High Yield Bond Fund(5)          75,000      56,405          --
Gartmore Investor Destinations            75,000      44,058          --
  Aggressive Fund(6)
Gartmore Investor Destinations            75,000      44,058          --
  Moderately Aggressive Fund(6)
Gartmore Investor Destinations            75,000      44,058          --
  Moderate Fund(6)
Gartmore Investor Destinations            75,000      44,058          --
Moderately Conservative Fund(6)
Gartmore Investor Destinations            75,000      44,058          --
Conservative Fund(6)

Nationwide Small Cap Index Fund(7)        75,000      63,115          --
Nationwide Mid Cap Market Index           75,000      63,115          --
  Fund(7)
Nationwide International Index            75,000      63,115          --
  Fund(7)
Nationwide Bond Index Fund(7)             75,000      63,115          --
NorthPointe Small Cap Value               75,000      24,795          --
  Fund(8)
Gartmore U.S. Growth Leaders              75,000      24,795          --
  Fund(9)
Gartmore Global Technology and            75,000      24,795          --
  Communications Fund(9)
Gartmore Emerging Markets                 75,000      12,500          --
  Fund(10)
Gartmore International Growth Fund(10)    75,000      12,500          --
Gartmore Worldwide Leaders Fund(10)       75,000      12,500          --
Gartmore International Small Cap          64,720          --          --
  Growth Fund(11)
Gartmore Global Health Sciences           63,081          --          --
  Fund(12)
_______________________

1 Prior to September 1, 1999, all fund administration fees were paid to NAS. After September 1, 1999, these fees were paid to GSA.
2 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The fund administration fees listed do not include the fund administration fees NAS/GSA received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
3    The Fund commenced operations November 2, 1998.
4    The Fund commenced operations February 1, 1999.
5    The Fund commenced operations December 29, 1999.
6    The Fund commenced operations March 31, 2000.
7    The Fund commenced operations December 29, 1999.
8    The Fund commenced operations June 29, 2000.
9    The Fund commenced operations June 30, 2000.
10   The Fund commenced operations August 30, 2000.
11   The Fund commenced operations on December 21, 2000.
12   The Fund commenced operations on December 29, 2000.

     The other Funds of the Trust for which GSA acts as administrator had not yet commenced operations as of October 31, 2001.

     During the fiscal years ended October 31, 2001, 2000 and 1999, GISI received the following transfer agent fees from the Funds:

                                                          YEARS ENDED OCTOBER 31,
          FUNDS                                         2001       2000        1999
          -----                                      ----------  ---------  ----------
Gartmore Millennium Growth Fund                      $  352,953     57,122  $   24,498
Gartmore Growth Fund                                  1,851,859    992,246     807,251
Gartmore Total Return Fund                            3,373,316  1,841,252   1,349,999
Gartmore Bond Fund                                      246,294     27,453     145,000
Gartmore Tax-Free Income Fund                           227,188     25,832     136,073
Gartmore Government Bond Fund(1)                         98,553     30,542      38,402


                                       96

Money Market Fund                                     1,465,056    989,953     751,908
Nationwide S&P 500 Index Fund                            99,084     26,973       6,101
Gartmore Large Cap Value Fund(2)                         22,172      7,866       1,397
Nationwide Large Cap Growth Fund(2)                     129,573     51,260       7,229
Nationwide Small Cap Fund(2)                             34,164     12,415       1,371
Gartmore Morley Capital Accumulation Fund(3)              5,907      1,393         415
Gartmore Value Opportunities Fund(4)                     53,754      2,562          --
Gartmore Morley Enhanced Income Fund(4)                   3,855      1,189          --
Gartmore High Yield Bond Fund(4)                         12,352      2,523          --
Gartmore Investor Destinations Aggressive Fund(4)         1,343        112          --
Gartmore Investor Destinations
  Moderately Aggressive Fund(4)                           1,575        101          --
Gartmore Investor Destinations Moderate Fund(4)           2,601         92          --
Gartmore Investor Destinations
Moderately Conservative Fund(4)                             961        103          --
Gartmore Investor Destinations Conservative Fund(4)         899         91          --
Nationwide Small Cap Index Fund(6)                        1,061        141          --
Nationwide Mid Cap Market Index Fund(6)                   1,864        412          --
Nationwide International Index Fund(6)                    7,906      1,087          --
Nationwide Bond Index Fund(6)                             1,523        177          --
NorthPointe Small Cap Value Fund(7)                       5,222        669          --
Gartmore U.S. Growth Leaders Fund(8)                     28,496        504          --
Gartmore Global Technology and
Communications Fund(8)                                   38,646        543          --
Gartmore Emerging Markets Fund(9)                         3,077        296          --
Gartmore International Growth Fund(9)                     3,614        330          --
Gartmore Worldwide Leaders Fund(9)                        1,753        298          --
Gartmore International Small Cap Growth Fund(10)            838         --          --
Gartmore Global Health Sciences Fund(11)                    425         --          --

_______________________

1 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The transfer agent fees listed do not include the transfer agent fees GISI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.

2    The Fund commenced operations November 2, 1998.
3    The Fund commenced operations February 1, 1999.
4    The Fund commenced operations December 29, 1999.
5    The Fund commenced operations March 31, 2000.
6    The Fund commenced operations December 29, 1999.
7    The Fund commenced operations June 29, 2000.
8    The Fund commenced operations June 30, 2000.
9    The Fund commenced operations August 30, 2000.
10   The Fund commenced operations on December 21, 2000.
11   The Fund commenced operations on December 29, 2000.

     The other Funds of the Trust for which GISI acts as transfer agent had not yet commenced operations as of October 31, 2001.

SUB-ADMINISTRATORS

     GSA has entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

     ASSET LEVEL(1)                   FEE
     --------------                   ------
     0 - $1 billion                   0.20%
     1 - $3 billion                   0.15%
     3 - $4 billion                   0.10%
     4 - $5 billion                   0.05%
     5 - $10 billion                  0.02%
     10 - $12 billion                 0.01%
     greater than $12 billion         0.005%

1. The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.


     For the fiscal years ended October 31, 2001 and 2000, and the period of September 1, 1999 through October 31, 1999, BISYS received (under a previous fee schedule) $7,374,769, $6,225,284 and 979,488, respectively, for the sub-administration services it provided and 4,367,098, 4,178,459 and 665,570 for the sub-transfer agency services it provided.

     From December 29, 1999 to October 15, 2001, FAM provided the fund accounting, custody and other administrative services at the series level with respect to the Index Funds pursuant to a Sub-Administration Agreement. Such Sub-Administration Agreement was terminated as of October 15, 2001.

CUSTODIAN

     The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

     Stradley, Ronon, Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

     KPMG LLP, 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215-2568, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(2) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

_______________________

2 Because the Investor Destinations Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

     The advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended October 31, 2001, all the affiliated advisers of Gartmore Global Investments, Inc. ("GGI"), including but not limited to GMF, GSA, GGAMT, and GTC (GMCM's predecessor), received soft dollar commissions of $3,811,460 for all their advisory clients, including the Funds.

     During the fiscal years ended October 31, 2001, 2000 and 1999, the following brokerage commissions were paid by the Funds:


                                                        YEAR ENDED OCTOBER 31,
           FUND                                     2001        2000         1999
           ----                                  ----------  -----------  -----------
Gartmore Millennium Growth Fund                  $  268,942  $  164,608   $    9,962
Gartmore Growth Fund                              1,752,999   2,000,121      570,060
Gartmore Total Return Fund                        3,303,085   3,750,162    1,027,517
Nationwide S&P 500 Index Fund                        97,758     113,899       42,996
Gartmore Large Cap Value Fund                       132,343      69,895     46,392(1)
Nationwide Large Cap Growth Fund                     35,354      35,585     35,460(1)
Nationwide Small Cap Fund                           188,603      69,987     60,147(1)
Gartmore Morley Capital
   Accumulation Fund                                   None        None        one(2)
Gartmore Value Opportunities Fund                    97,474    23,825(3)           -
Gartmore Morley Enhanced Income Fund                  6,218      None(3)           -
Gartmore High Yield Bond Fund                          None      None(3)           -
NorthPointe Small Cap Value Fund                    119,451    36,913(4)           -
Gartmore U.S. Growth Leaders Fund                    25,573     3,113(5)           -
Gartmore Global Technology
  and Communications Fund                            55,126    12,940(5)           -
Gartmore Investor Destinations
Aggressive Fund                                        None      None(6)           -
Gartmore Investor Destinations
   Moderately Aggressive Fund                          None      None(6)           -
Gartmore Investor Destinations
   Moderate Fund                                       None      None(6)           -
Gartmore Investor Destinations
   Moderately Conservative Fund                        None      None(6)           -
Gartmore Investor Destinations
   Conservative Fund                                   None      None(6)           -
Gartmore Emerging Markets Fund                       14,115     7,673(7)           -
Gartmore International Growth Fund                   60,696    19,814(7)           -
Gartmore Worldwide Leaders Fund                       3,720     3,546(7)           -
Gartmore International Small Cap Growth Fund(8)      26,974           -            -
Gartmore Global Health Sciences Fund(9)              20,681           -            -
Nationwide Small Cap Index Fund(10)                   4,991           -            -
Nationwide Mid Cap Index Fund(10)                     9,488           -            -
Nationwide International Index Fund(10)              37,336           -            -
Nationwide Bond Index Fund(10)                         None           -            -

_______________________

1    The Fund commenced operations November 2, 1998.
2    The Fund commenced operations February 1, 1999.
3    The Fund commenced operations December 29, 1999.
4    The Fund commenced operations June 29, 2000.
5    The Fund commenced operations June 30, 2000.
6    The Fund commenced operations March 31, 2000.


                                      102

7    The Fund commenced operations August 30, 2000.
8    The Fund commenced operations on December 21, 2000.
9    The Fund commenced operations on December 29, 2000.
10 For the period October 15, 2001 to October 31, 2001. Prior to October 15, 2001, the Fund, under a master-feeder arrangement, invested all of its assets in shares of a corresponding series of a master trust.

     During the fiscal year ended October 31, 2001, the Gartmore Growth Fund, Gartmore Total Return Fund, Gartmore Bond Fund, Gartmore Money Market Fund, Nationwide S&P 500 Index Fund, Nationwide Large Cap Value Fund, Nationwide Large Cap Growth Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund, Nationwide Bond Index Fund and Gartmore U.S. Growth Leaders Fund held investments in securities of their regular broker-dealers as follows:

                                       APPROXIMATE AGGREGATE
                                         VALUE OF ISSUER'S                 NAME OF
FUND                                  SECURITIES OWNED BY THE          BROKER OR DEALER
----                                  FUND DURING THE FISCAL           ----------------
                                      -----------------------
                                      YEAR ENDED OCTOBER 31,
                                      -----------------------
                                               2001
                                      -----------------------
Gartmore Growth Fund                                3,912,807      Bank of America Corp.
                                                    1,809,954      Fifth Third Bancorp
                                                    1,993,080      Goldman Sachs Group, Inc.
                                                    1,184,541      Merrill Lynch & Co., Inc.
                                                    1,231,806      Morgan Stanley Dean Witter & Co.
Gartmore Total Return Fund                         13,762,367      Bank of America Corp.
                                                    4,974,162      J.P. Morgan Chase & Co.
Gartmore Bond Fund                                  2,095,595      J.P. Morgan Chase & Co.
                                                    2,235,209      Merrill Lynch & Co.
Gartmore Money Market Fund                         24,896,708      Goldman Sachs Group, Inc.
                                                   41,712,038      J.P. Morgan Chase & Co.
                                                   21,497,979      Morgan Stanley Dean Witter & Co.
                                                   49,975,767      Salomon Smith Barney, Inc.
Nationwide S&P 500 Index Fund                       3,496,574      Bank of America Corp.
                                                    1,238,193      Fifth Third Bancorp
                                                    2,594,186      J.P. Morgan Chase & Co.
                                                    1,356,103      Merrill Lynch & Co., Inc.
                                                    2,014,330      Morgan Stanley Dean Witter & Co.
                                                      514,602      State Street Corp.
Nationwide Large Cap Value Fund                       749,173      Bank of America Corp.
                                                      321,776      J.P. Morgan Chase & Co.
                                                      249,147      Merrill Lynch & Co., Inc.
                                                      234,816      Morgan Stanley Dean Witter & Co.
Nationwide Large Cap Growth Fund                      401,132      Bank of America Corp.
Gartmore Morley Capital
Accumulation Fund                                     995,501      Bank of America Corp.
                                                      885,519      Morgan Stanley Dean Witter & Co.
Gartmore Morley Enhanced Income Fund
                                                      506,377      Bank of America Corp.
                                                      569,900      Merrill Lynch & Co., Inc.
                                                      636,165      Morgan Stanley Dean Witter & Co.


                                      103

                                       APPROXIMATE AGGREGATE
                                         VALUE OF ISSUER'S                 NAME OF
FUND                                  SECURITIES OWNED BY THE          BROKER OR DEALER
----                                  FUND DURING THE FISCAL           ----------------
                                      -----------------------
                                      YEAR ENDED OCTOBER 31,
                                      -----------------------
                                               2001
                                      -----------------------

Nationwide Bond Index Fund                            101,440      Bank of America Corp.
                                                      219,888      Goldman Sachs Group, Inc.
                                                      104,842      Morgan Stanley Dean Witter & Co.
Gartmore U.S. Growth Leaders Fund                      94,834      Bank of America Corp.

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act . Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES


CLASS A AND CLASS D SALES CHARGES

     The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES OF THE FUNDS (OTHER THAN THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE MORELY ENHANCED INCOME FUND)

                           SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE         OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------  ------------------  -------------------  -----------
less than $50,000                      5.75%                6.10%        5.25%
50,000 to $99,999                      4.50                 4.71         4.00
100,000 to $249,999                    3.50                 3.63         3.00
250,000 to $499,999                    2.50                 2.56         1.75
500,000 to $999,999                    2.00                 2.04         1.25
1 million to $24,999,999               0.50                 0.50         0.50
25 million or more                     0.25                 0.25         0.25


CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE MORELY ENHANCED INCOME FUND

                           SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE         OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------  ------------------  -------------------  -----------
less than $50,000                      4.50%                4.71%        4.00%
50,000 to $99,999                      4.00                 4.17         3.50
100,000 to $249,999                    3.00                 3.09         2.50
250,000 to $499,999                    2.50                 2.56         1.75
500,000 to $999,999                    2.00                 2.04         1.25
1 million to $24,999,999               0.50                 0.50         0.50
25 million or more                     0.25                 0.25         0.25

In addition to the dealer commissions for Class A shares that are described above, the Funds are authorized to enter into other special compensation arrangements with dealers.

CLASS D SHARES OF THE FUNDS

                           SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE         OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------  ------------------  -------------------  -----------
less than $50,000                      4.50%                4.71%        4.00%
50,000 to $99,999                      4.00                 4.17         3.50
100,000 to $249,999                    3.00                 3.09         2.50
250,000 to $499,999                    2.50                 2.56         1.75

500,000 to $999,999                    2.00                 2.04         1.25
1 million to $24,999,999               0.50                 0.50         0.50
25 million or more                     None                 None         None

CLASS C SALES CHARGES AND APPLICABLE SALES WAIVERS

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested). Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.


NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

     The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by the Trust's distributor:

(1)  shares sold to other registered investment companies affiliated with GGI,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to any endowment or non-profit organization;

     (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended;

     (d) to any life insurance company separate account registered as a unit investment trust;

(3)  for Class D shares and Class A shares:

     (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and its affiliates;

     (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

     (e) to any person who pays for the shares with the proceeds of one of the following sales:

          -    Sales of non-Gartmore mutual fund shares

          - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

          - Sales of Class A shares of another Gartmore Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

          To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and D shares for those Funds wich have Class D shares).

(4)   Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

     (c) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

     (d) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

     (e) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

     Provision 4(d) applies only to the Gartmore Millennium Growth Fund, Gartmore Growth Fund, Gartmore Total Return Fund, Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund.

CLASS B SHARES OF THE FUNDS AND CDSC

     NSI compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:


          YEARS OF AFTER PURCHASE       CDSC ON SHARES
                                          BEING SOLD
          -----------------------   ----------------------
          First                              5.00%
          Second                             4.00%
          Third                              3.00%
          Fourth                             3.00%
          Fifth                              2.00%
          Sixth                              1.00%
          Seventh and following              0.00%

     For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and treated as if made on the last day of the preceding month.

     For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

CONVERSION FEATURES FOR CLASS B SHARES

     Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

     If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEES AND CDSC

     For certain sales of Class A shares at net asset value and without a front-end sales load to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds' distributor will pay a finder's fee to the dealer when the shares are purchased. For the dealer to be eligible for the finder's fee, the following requirements apply:

     - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the first purchase of any Gartmore Funds Class A shares;

     -    The purchase can be made in any combination of the Gartmore Funds; and

     - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years or purchase. The applicable contingent deferred sales charge will be charged as described in the Funds' Prospectuses.

     If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     1.00% for sales of the Funds of $1 million and more but less than $3 million
     0.50% for sales of the Funds of $3 million and more but less than $50 million
     0.25% for sales of the Funds of $50 million or more

     The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

CDSC FOR CLASS C SHARES

     You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Trust's distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from the front-end sales charges and its own resources at the rate of 1.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund and Gartmore Government Bond Fund and at the rate of 2.00% of sales of Class C shares of the remaining Funds having Class C shares.


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REDEMPTIONS

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore U.S. Leaders Fund). Those fees are 1.50% or 2.00% of the total redemption amount depending on the Fund and are paid directly to the appropriate fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For a list of the Funds imposing such fees, see "Exchanges Among Funds" below.

IN KIND REDEMPTIONS

     The Funds generally plan to redeem their shares for cash with the following exceptions.

     The Gartmore Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Morley Capital Accumulation Fund - Redemption in Kind" below for more information.

     As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

REDEMPTION OF SHARES OF THE GARTMORE MORLEY CAPITAL ACCUMULATION FUND

     Other Redemption Requirements. Redemption requests for Service Class and
     -----------------------------
Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

     Redemption Fees. Generally, redemption requests on all Shares will be
     ---------------
subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may


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
have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

     The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper
                     -----------------------
(90-day) Index is not available in The Wall Street Journal, the Fund may use
                                   -----------------------
alternative sources of information for 90-day dealer commercial paper rates.

     Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.


                                    EXAMPLE

     An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

     The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

     [((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

     Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

     The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

     Redemption in Kind. In certain circumstances, the Fund reserves the right
     ------------------
to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to


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
an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

     To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

     To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

     A Wrap Provider, prior to the assignment of a wrap contract to a Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

     In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

SIGNATURE GUARANTEE (CLASS A, CLASS B, CLASS C AND CLASS D SHARES)

     A signature guarantee is required if your account address has changed within the last 10 business days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days or if proceeds are mailed to an address other than the address of record, or if the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's distributor reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

     If the value of your Class A, Class B, Class C or Class D shares of a Fund (or IRA shares of the Morley Capital Accumulation Fund) falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

     We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

     For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

                              VALUATION OF SHARES

     The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 p.m. Eastern Time on each day that the Exchange is open and on such other days as the Board of Trustees determines (the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

     The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short time" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

     The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the
Money Market Fund's amortized cost price per share exceeds   of 1 percent, the
Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations

     The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

     Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

INVESTOR DESTINATIONS FUNDS

     Shares of the Underlying Funds are valued at their respective net asset values as reported to GSA or its agent. Other assets of the Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

     MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the equity Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Plus Growth gives investors stability of principal through the Gartmore Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Gartmore Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

     MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the fixed income Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund and monthly dividends are then automatically reinvested into one of the fixed income Funds chosen by you at such Fund's current offering price.

     When short-term interest rates increase, Gartmore Money Market Fund dividends usually also rise. At the same time, share prices of the fixed income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Gartmore Money Market Fund dividends, you can generally purchase more shares of one of the fixed income Funds at lower prices. Conversely, when interest rates and Gartmore Money Market Fund dividends decrease, the share prices of the fixed income Funds usually increase-you will automatically buy fewer shares of one of the fixed income Funds at higher prices. The Prime Shares of the Gartmore Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

     AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

     Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

     AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

     AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

     NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.


                              INVESTOR PRIVILEGES

     The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NSI toll free at 1-800-848-0920.

     NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

     EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds
---------------------

     Exchanges may be made among any of the Funds within the same class in any of the Funds (except for the Gartmore Morley Capital Accumulation Fund), so long as both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement.

     Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C,Class D and Institutional Service Class shares of the other Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you holder the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charge if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

     The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund or Gartmore U.S. Leaders Fund):

     FUND                                                   EXCHANGE FEE
     ----                                                   -------------
     Gartmore Emerging Markets Fund                              2.00%
     Gartmore International Growth Fund                          2.00%
     Gartmore International Small Cap Growth Fund                2.00%
     Gartmore Global Health Sciences Fund                        2.00%
     Gartmore Worldwide Leaders Fund                             2.00%
     Gartmore Asia Pacific Leaders Fund                          2.00%

     Gartmore European Leaders Fund                              2.00%
     Gartmore U.S. Leaders Fund                                  2.00%
     Gartmore Global Technology and Communications Fund          2.00%
     Gartmore U.S. Growth Leaders Fund                           2.00%
     Gartmore Global Financial Services Fund                     2.00%
     Gartmore Global Utilities Fund                              2.00%
     Gartmore Millennium Growth Fund                             1.50%
     Gartmore Value Opportunities Fund                           1.50%
     Nationwide Small Cap Fund                                   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

     AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

     CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

     The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

     The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

     The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The

     Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

     BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 432186-2205 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

     BY ON LINE ACCESS - Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may conti nue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

     FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.


                                INVESTOR SERVICES

     AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

     TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday). Call toll free: 1-800-848-0920 or contact us at our FAX telephone number (614) 428-3278.

     RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

     SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

     CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

     For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

     AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any m eans other than a purchase cannot be calculated.

     Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

     SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

     PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

     UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on three or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

     Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

     Any current Gartmroe Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 2001, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 1.94% and 1.96%, respectively, and for the Service Class shares, were 1.90% and 1.92%, respectively, and for the Institutional Class shares, were 2.06% and 2.08%, respectively.

     The Gartmore Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Gartmore Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Gartmore Money Market Fund's expenses.

     Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

     There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Before-Tax Performance. Except for the Gartmore Money Market Fund and
     -----------------------
the Gartmore Morley Capital Accumulation Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown; the maximum front-end load is also deducted from Class C shares. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     After-Tax Performance. All after-tax performance is calculated as
     ----------------------
described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

     The uniformly calculated average annual total returns for each class of shares for the periods ended October 31, 2001 were as follows:

-----------------------------------------------------------------------------------------------------
                                     1 Year                   5 Years        10 Years or Life of Fund
-----------------------------------------------------------------------------------------------------
Fund                         Class    Class    Class   Class   Class   Class   Class   Class   Class
                             A(1)     B(1)     C(2)     A(1)    B(1)    C(2)    A(1)    B(1)    C(2)
-----------------------------------------------------------------------------------------------------

GARTMORE MILLENNIUM         -59.74%  -60.44%  -58.51%  -1.52%  -1.48%  -0.71%   5.68%   5.82%   6.11%
GROWTH FUND -
Before Taxes(1)
-----------------------------------------------------------------------------------------------------
GARTMORE MILLENNIUM         -60.93%  -61.69%  -59.74%  -3.87%  -3.87%  -3.08%   3.97%   4.10%   4.40%
GROWTH FUND -
After Taxes on
Distributions(1)
-----------------------------------------------------------------------------------------------------


                                      122

-----------------------------------------------------------------------------------------------------
GARTMORE MILLENNIUM         -34.86%  -35.14%  -34.02%   0.60%  -0.46%   0.07%   4.89%   5.08%   5.28%
GROWTH FUND -
After Taxes on
Distributions and Sale of
Shares(1)
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH             -50.35%  -50.98%  -48.92%  -3.62%  -3.68%  -2.85%   4.03%   4.10%   4.44%
FUND -
Before Taxes(1)
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH             -52.87%  -53.63%  -51.53%  -6.24%  -6.35%  -5.50%   1.84%   1.89%   2.23%
FUND -
After Taxes on
Distributions(1)
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH             -25.90%  -25.85%  -24.78%  -1.49%  -1.35%  -0.83%   3.77%   3.94%   4.14%
FUND -
After Taxes on
Distributions and Sale of
Shares(1)
-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL              -27.75%  -26.88%  -25.08%   7.26%   7.61%   8.25%   9.96%  10.25%  10.46%
RETURN FUND -
Before Taxes(1)
-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL              -32.02%  -31.28%  -29.51%   4.60%   5.02%   5.51%   7.47%   7.82%   7.94%
RETURN FUND -
After Taxes on
Distributions(1)
-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL
RETURN FUND -               -11.40%  -10.46%   -9.45%   6.14%   6.54%   6.97%   7.87%   8.20%   8.33%
After Taxes on
Distributions and Sale of
Shares(1)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                           1 Year                 5 Years               10 Years or Life of Fund
-----------------------------------------------------------------------------------------------------
Fund                Class    Institutional    Class    Institutional    Class    Institutional
                      D     Service Class(3)    D     Service Class(3)    D     Service Class(3)
-----------------------------------------------------------------------------------------------------
GARTMORE           -58.93%           -57.00%  -1.08%            -0.17%   5.91%             6.40%
MILLENNIUM GROWTH
FUND -
Before Taxes
GARTMORE           -60.13%           -58.26%  -3.44%            -2.55%   4.20%             4.68%
-----------------------------------------------------------------------------------------------------
MILLENNIUM GROWTH
FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------------------
GARTMORE           -34.35%           -33.10%  -0.28%             0.46%   5.08%             5.51%
MILLENNIUM GROWTH
FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH    -49.46%           -47.07%  -3.20%            -2.30%   4.26%             4.74%
FUND -
Before Taxes
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH    -52.02%           -49.75%  -5.84%            -4.96%   2.05%             2.52%
FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------------------
GARTMORE GROWTH    -25.31%           -23.63%  -1.18%            -0.45%   3.94%             4.36%
FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------------------------------------------------------------------------------------------


                                      123

-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL     -26.69%           -23.22%   7.64%             8.63%  10.15%            10.66%
RETURN FUND -
Before Taxes
-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL     -31.10%           -27.84%   4.89%             5.86%   7.62%             8.11%
RETURN FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------------------
GARTMORE TOTAL     -10.66%            -8.28%   6.42%             7.26%   8.03%             8.48%
RETURN FUND -
After Taxes on
Distributions and
Sale of Shares
-----------------------------------------------------------------------------------------------------

_______________________

1 These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 10, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
2 These returns include performance of the Fund which was achieved prior to the creation of the Class C (March 1, 2001) shares, which is the same as the performance shown for the Class D shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the respective shares would have been similar assuming similar expenses.
3 Institutional Service Class had not commenced operations as of October 31, 2001. These returns include performance of the Fund which was achieved prior to the creation of the Institutional Service Class shares, which is the same as the performance shown for the Class D shares through October 31, 2001. The returns have not been restated to reflect the Institutional Service Class' lower expenses.

---------------------------------------------------------------------------------------------------------------------
                                   1 Year                         5 Years                10 Years or Life of Fund
---------------------------------------------------------------------------------------------------------------------
Fund                   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class   Class
                        A(1)    B(1)    C(3)     D      A(1)    B(1)    C(3)     D      A(1)    B(1)    C(3)     D
---------------------------------------------------------------------------------------------------------------------
GARTMORE BOND          10.81%  10.33%  13.04%  11.03%   5.76%   5.98%   6.52%   5.94%   6.63%   6.91%   7.01%   6.72%
FUND - Before
Taxes(1)
---------------------------------------------------------------------------------------------------------------------
GARTMORE BOND           8.33%   8.01%  10.83%   8.46%   3.28%   3.63%   4.05%   3.39%   3.92%   4.27%   4.30%   3.97%
FUND - After Taxes
on Distributions(1)
---------------------------------------------------------------------------------------------------------------------
GARTMORE BOND           6.47%   6.19%   7.85%   6.60%   3.33%   3.58%   3.95%   3.43%   3.94%   4.23%   4.27%   4.00%
FUND - After Taxes
on Distributions and
Sale of Shares
---------------------------------------------------------------------------------------------------------------------
GARTMORE TAX-           4.80%   4.06%   6.47%   5.06%   4.72%   4.90%   5.36%   4.88%   5.70%   5.95%   6.01%   5.78%
FREE INCOME FUND
- Before Taxes(1)
---------------------------------------------------------------------------------------------------------------------
GARTMORE TAX-           4.80%   4.06%   6.47%   5.06%   4.67%   4.85%   5.31%   4.83%   5.61%   5.87%   5.93%   5.69%
FREE INCOME FUND
- After Taxes on
Distributions(1)
---------------------------------------------------------------------------------------------------------------------
GARTMORE TAX-           4.76%   4.15%   5.48%   5.03%   4.72%   4.82%   5.25%   4.88%   5.56%   5.76%   5.84%   5.64%
FREE INCOME FUND
- After Taxes on
Distributions and
Sale of Shares(1)
---------------------------------------------------------------------------------------------------------------------
GARTMORE               10.04%   9.41%  12.91%  10.25%   6.74%   6.94%   7.42%   6.91%   6.66%   6.92%   7.01%   6.75%
GOVERNMENT BOND
FUND -
Before Taxes(1,2)
---------------------------------------------------------------------------------------------------------------------


                                      124

---------------------------------------------------------------------------------------------------------------------
GARTMORE                7.87%   7.42%  11.09%   8.00%   4.42%   4.76%   5.12%   4.53%   4.26%   4.61%   4.62%   4.32%
GOVERNMENT BOND
FUND - After Taxes
on Distributions(1,2)
---------------------------------------------------------------------------------------------------------------------
GARTMORE                6.02%   5.64%   7.79%   6.14%   4.22%   4.47%   4.80%   4.33%   4.14%   4.42%   4.45%   4.19%
GOVERNMENT BOND
FUND -
After Taxes on
Distributions and
Sale of Shares(1,2)
---------------------------------------------------------------------------------------------------------------------

_______________________

1 These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 10, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
2    The Fund commenced operations on February 10, 1992.
3 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class D shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

---------------------------------------------------------------------------------------------------------------------
                                                       1 Year
---------------------------------------------------------------------------------------------------------------------
Fund                       Class A(2)  Class B(3)  Class C(4)  Institutional   Insitutional   Service    Local
                                                                   Class(5)       Service     Class(1)   Fund
                                                                                 Class(1)
---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500            -29.54%     -29.31%     -27.15%         -24.84%        -25.04%   -25.22%  -24.91%
INDEX FUND -
Before Taxes
---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500            -29.92%     -29.56%     -27.40%         -25.38%        -25.51%   -25.65%  -25.34%
INDEX FUND -
After Taxes on
Distributions
---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500            -17.71%     -17.56%     -16.25%         -14.82%        -14.95%   -15.06%  -14.86%
INDEX FUND -
After Taxes on
Distributions and Sale of
Shares
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                               Since Inception(1)
---------------------------------------------------------------------------------------------------------------------
Fund                       Class A(2)  Class B(3)  Class C(4)  Institutional   Insitutional   Service   Local
                                                               Class(5)        Service        Class(1)  Fund
                                                                               Class(1)
---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500             -3.13%      -2.55%      -1.97%          -1.11%         -1.42%    -1.62%   -1.30%
INDEX FUND -
Before Taxes
---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500             -3.54%      -2.90%      -2.31%          -1.59%         -1.84%    -2.00%   -1.73%
INDEX FUND -
After Taxes on
Distributions
---------------------------------------------------------------------------------------------------------------------


                                      125

---------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500             -2.58%      -2.09%      -1.63%          -1.02%         -1.24%    -1.38%   -1.15%
INDEX FUND -
After Taxes on
Distributions and Sale of
Shares
---------------------------------------------------------------------------------------------------------------------

_______________________

1 The Fund's Local Fund shares commenced operations July 24, 1998, and Institutional Service Class and Service Class shares commenced operations on November 2, 1998. Performance for the Service Class and the Institutional Service Class includes that of Local Fund shares which was achieved prior to their creation on November 2, 1998, and does not reflect the higher expenses of the Service Class or Institutional Service Class. Had these Classes been in existence for the time period presented, the performance of each Class would have been lower as a result of its additional expenses.
2 Performance includes that of Local Fund shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares maximum sales charge but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
3 Performance includes that of Local Fund shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B shares' contingent deferred sales charge, but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.
4 Class C shares had not commenced operations as of October 31, 2001. These returns include performance of the Fund which was achieved prior to the creation of the Class C shares, which is the same as the performance shown for the Class B shares through October 31, 2001. Performance is restated to reflect Class C shares' sales charges, but not its expenses. Had this class been in existence for the time periods presented, the performance of the class would have been similar assuming similar expenses.
5 Performance includes that of Local Fund shares, which was achieved prior to the creation of the Institutional Class on December 29, 1999 and does not reflect the impact of the Institutional Class Shares' lower estimated expenses.

-----------------------------------------------------------------------------------------------------------
                                           1 Year                            Since Inception(1)
-----------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(2)  Instit-   Class A   Class B   Class C(2)  Instit-
                                                         utional                                   utional
                                                         Service                                   Service
                                                          Class                                     Class
-----------------------------------------------------------------------------------------------------------
GARTMORE LARGE CAP        -13.36%   -13.39%     -10.49%    -7.86%    -0.92%    -0.87%      -0.15%     1.23%
VALUE FUND -
Before Taxes
-----------------------------------------------------------------------------------------------------------
GARTMORE LARGE CAP        -13.69%   -13.47%     -10.67%    -8.17%    -1.36%    -1.11%      -0.42%     0.78%
VALUE FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------------------------
GARTMORE LARGE CAP         -8.13%    -8.15%      -6.38%    -4.77%    -0.95%    -0.81%      -0.25%     0.77%
VALUE FUND -
After Taxes on
Distributions and Sale
of Shares
-----------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE          -43.38%   -43.81%     -42.04%   -39.73%    -6.23%    -6.25%      -5.62%    -4.17%
CAP GROWTH FUND -
Before Taxes
-----------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE          -44.15%   -44.63%     -42.85%   -40.55%    -6.82%    -6.87%      -6.22%    -4.77%
CAP GROWTH FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------------------------


                                      126

-----------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE          -26.06%   -26.28%     -25.21%   -23.81%    -5.00%    -5.01%      -4.51%    -3.39%
CAP GROWTH FUND -
After Taxes on
Distributions and Sale
of Shares
-----------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL          -15.26%   -14.92%     -12.37%    -9.90%     3.98%     4.50%       5.12%     6.25%
CAP FUND -
Before Taxes(1)
-----------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL          -17.98%   -17.80%     -15.23%   -12.79%     2.71%     3.21%       3.86%     4.93%
CAP FUND -
After Taxes on
Distributions(1)
-----------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL           -9.05%    -8.81%      -7.27%    -5.78%     2.63%    3. 05%       3.57%     4.45%
CAP FUND -
After Taxes on
Distributions and Sale
of Shares
-----------------------------------------------------------------------------------------------------------

_______________________

1    The Funds commenced operations November 2, 1998.
2 These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

-----------------------------------------------------------------------------------------------------------------------
                                         1 Year                                         Since Inception
-----------------------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(4)  Institutional   Class A   Class B   Class C(4)  Institutional
                                                            Service                                         Service
                                                             Class                                           Class
-----------------------------------------------------------------------------------------------------------------------
GARTMORE VALUE             -6.53%    -6.37%      -3.41%          -0.49%     8.50%     9.40%      10.77%          12.44%
OPPORTUNITIES FUND -
Before Taxes(1,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE VALUE             -6.81%    -6.43%      -3.56%          -0.87%     8.20%     9.32%      10.65%          12.11%
OPPORTUNITIES FUND -
After Taxes on
Distributions(1,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE VALUE             -3.97%    -3.88%      -2.07%          -0.29%     6.70%     7.55%       8.64%           9.89%
OPPORTUNITIES FUND -
After Taxes on
Distributions and Sale
of Shares(1,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE HIGH YIELD        -7.98%    -8.62%      -7.24%          -3.19%   -11.06%   -11.12%     -10.56%          -8.23%
BOND FUND -
Before Taxes(1,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE HIGH YIELD       -11.93%   -12.45%     -10.57%          -7.40%   -14.90%   -14.84%     -13.95%         -12.25%
BOND FUND -
After Taxes on
Distributions(1,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE HIGH YIELD        -4.80%    -5.18%      -4.35%          -1.88%   -10.45%   -10.44%      -9.85%          -8.32%
BOND FUND -
After Taxes on
Distributions and Sale
of Shares(1,4)
-----------------------------------------------------------------------------------------------------------------------


                                      127

-----------------------------------------------------------------------------------------------------------------------
                                         1 Year                                         Since Inception
-----------------------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(4)  Institutional     Class A   Class B   Class C(4)  Institutional
                                                            Service                                         Service
                                                             Class                                           Class
-----------------------------------------------------------------------------------------------------------------------
GARTMORE U.S.             -48.92%   -48.81%     -46.95%         -45.55%   -32.22%   -31.69%     -29.85%         -28.81%
GROWTH LEADERS
FUND -
Before Taxes(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE U.S.             -49.85%   -49.79%     -47.92%         -46.53%   -33.14%   -32.66%     -30.80%         -29.77%
GROWTH LEADERS
FUND -
After Taxes on
Distributions(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE U.S.             -29.57%   -29.48%     -28.36%         -27.50%   -25.63%   -25.23%     -23.80%         -22.99%
GROWTH LEADERS
FUND -
After Taxes on
Distributions and Sale
of Shares(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL           -63.19%   -63.09%     -61.85%         -60.58%   -48.76%   -48.40%     -47.12%         -46.04%
TECHNOLOGY AND
COMMUNICATIONS
FUND -
Before Taxes(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL           -64.26%   -64.23%     -62.98%         -61.73%   -49.88%   -49.58%     -48.28%         -47.22%
TECHNOLOGY AND
COMMUNICATIONS
FUND -
After Taxes on
Distributions(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL           -37.87%   -37.76%     -37.01%         -36.25%   -37.95%   -37.67%     -36.71%         -35.91%
TECHNOLOGY AND
COMMUNICATIONS
FUND -
After Taxes on
Distributions and Sale
of Shares(2,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE EMERGING         -30.44%   -30.33%     -27.14%         -25.81%   -38.67%   -38.09%     -35.71%         -35.15%
MARKETS FUND -
Before Taxes(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE EMERGING         -30.45%   -30.33%     -27.14%         -25.84%   -38.70%   -38.11%     -35.72%         -35.21%
MARKETS FUND -
After Taxes on
Distributions(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE EMERGING         -18.54%   -18.47%     -16.53%         -15.72%   -30.68%   -30.22%     -28.35%         -27.93%
MARKETS FUND -
After Taxes on
Distributions and Sale
of Shares(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE                  -34.15%   -34.09%     -31.67%         -29.80%   -36.91%   -36.35%     -34.38%         -33.36%
INTERNATIONAL GROWTH
FUND -
Before Taxes(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE                  -34.15%   -34.09%     -31.67%         -29.80%   -36.91%   -36.35%     -34.38%         -33.36%
INTERNATIONAL GROWTH
FUND -
After Taxes on
Distributions(3,4)
-----------------------------------------------------------------------------------------------------------------------


                                      128

-----------------------------------------------------------------------------------------------------------------------
                                         1 Year                                         Since Inception
-----------------------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(4)  Institutional   Class A   Class B   Class C(4)  Institutional
                                                            Service                                         Service
                                                             Class                                           Class
-----------------------------------------------------------------------------------------------------------------------
GARTMORE                  -20.80%   -20.76%     -19.29%         -18.15%   -29.28%   -28.85%     -27.30%         -26.50%
INTERNATIONAL GROWTH
FUND -
After Taxes on
Distributions and Sale
of Shares3,4
-----------------------------------------------------------------------------------------------------------------------
GARTMORE WORLDWIDE        -35.33%   -35.35%     -32.96%         -31.03%   -36.30%   -35.82%     -33.83%         -32.72%
LEADERS FUND -
Before Taxes(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE WORLDWIDE        -35.33%   -35.35%     -32.96%         -31.03%   -36.30%   -35.82%     -33.83%         -32.72%
LEADERS FUND -
After Taxes on
Distributions(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE WORLDWIDE        -21.52%   -21.53%     -20.07%         -18.90%   -28.81%   -28.43%     -26.87%         -25.99%
LEADERS FUND -
After Taxes on
Distributions and Sale
of Shares(3,4)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL              N/A       N/A         N/A             N/A    -11.98%   -11.75%    -8.03%6           -6.25%
HEALTH  SCIENCES
FUND -
Before Taxes(5)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL              N/A       N/A         N/A             N/A    -12.01%   -11.75%    -8.03%6           -6.31%
HEALTH  SCIENCES
FUND -
After Taxes on
Distributions(5)
-----------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL              N/A       N/A         N/A             N/A     -7.30%    -7.15%    -5.25%6           -3.81%
HEALTH  SCIENCES
FUND -
After Taxes on
Distributions and Sale
of Shares(5)
-----------------------------------------------------------------------------------------------------------------------

1    The Fund commenced operations December 29, 1999.
2    The Fund commenced operations June 30, 2000.
3    The Fund commenced operations August 30, 2000.
4 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.
5    The Fund commenced operations December 29, 2000.

-----------------------------------------------------------------------------------------
                                           Since Inception(1)
-----------------------------------------------------------------------------------------
Fund                       Class A   Class B   Class C(2)  Institutional   Institutional
                                                              Service          Class
                                                               Class
-----------------------------------------------------------------------------------------
GARTMORE                    -37.98%   -37.87%     -35.15%         -33.90%         -33.80%
INTERNATIONAL SMALL
CAP GROWTH FUND -
Before Taxes
-----------------------------------------------------------------------------------------
GARTMORE                    -37.98%   -37.87%     -35.15%         -33.90%         -33.80%
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions
-----------------------------------------------------------------------------------------
GARTMORE                    -23.13%   -23.06%     -21.41%         -20.65%         -20.58%
INTERNATIONAL SMALL
CAP GROWTH FUND -
After Taxes on
Distributions and Sale of
Shares
-----------------------------------------------------------------------------------------

_______________________

1    The Fund commenced operations December 21, 2000.
2 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming similar expenses.

----------------------------------------------------------------------------------------------------------
                                           1 Year                               Since Inception
----------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(2)  Service   Class A   Class B   Class C(2)  Service
                                                         Class                                     Class
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -25.09%   -25.04%    -22.65%   -20.55%   -20.03%   -19.63%     -18.06%   -16.95%
DESTINATIONS
AGGRESSIVE FUND -
Before Taxes(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -25.40%   -25.25%    -22.86%   -20.90%   -20.24%   -19.77%     -18.20%   -17.18%
DESTINATIONS
AGGRESSIVE FUND -
After Taxes on
Distributions(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -15.25%   -15.22%    -13.77%   -12.48%   -15.88%   -15.54%     -14.32%   -13.49%
DESTINATIONS
AGGRESSIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -21.02%   -20.87%    -18.43%   -16.05%   -16.00%   -15.56%     -13.93%   -12.72%
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
Before Taxes(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -21.48%   -21.20%    -18.75%   -16.63%   -16.32%   -15.78%     -14.14%   -13.11%
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
After Taxes on
Distributions(1)
----------------------------------------------------------------------------------------------------------


                                      130

----------------------------------------------------------------------------------------------------------
                                           1 Year                              Since Inception
----------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B   Class C(2)  Service   Class A   Class B   Class C(2)  Service
                                                         Class                                     Class
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -12.77%   -12.69%    -11.20%    -9.74%   -12.80%   -12.41%     -11.12%   -10.26%
DESTINATIONS
MODERATELY
AGGRESSIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -15.58%   -15.25%    -12.61%   -10.26%   -10.79%   -10.21%      -8.49%    -7.23%
DESTINATIONS
MODERATE FUND -
Before Taxes(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -16.14%   -15.67%    -13.04%   -11.00%   -11.32%   -10.57%      -8.83%    -7.87%
DESTINATIONS
MODERATE FUND -
After Taxes on
Distributions(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -9.48%    -9.27%     -7.67%    -6.23%    -8.81%    -8.28%      -6.91%    -6.05%
DESTINATIONS
MODERATE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -9.55%    -9.32%     -6.55%    -3.99%    -6.08%    -5.50%      -3.73%    -2.42%
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
Before Taxes(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR         -10.67%   -10.23%     -7.45%    -5.21%    -7.09%    -6.30%      -4.51%    -3.49%
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
After Taxes on
Distributions(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -5.81%    -5.67%     -3.98%    -2.43%    -5.33%    -4.76%      -3.35%    -2.44%
DESTINATIONS
MODERATELY
CONSERVATIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -4.14%    -3.86%     -0.93%     1.75%    -1.72%    -1.10%       0.73%     2.09%
DESTINATIONS
CONSERVATIVE FUND -
Before Taxes(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -5.56%    -5.06%     -2.12%     0.23%    -3.02%    -2.18%      -0.33%     0.74%
DESTINATIONS
CONSERVATIVE FUND -
After Taxes on
Distributions(1)
----------------------------------------------------------------------------------------------------------
GARTMORE INVESTOR          -2.54%    -2.36%     -0.58%     1.05%    -2.01%    -1.41%      -0.06%     1.00%
DESTINATIONS
CONSERVATIVE FUND -
After Taxes on
Distributions and Sale
of Shares(1)
----------------------------------------------------------------------------------------------------------

_______________________

1    The Fund commenced operations March 31, 2000.
2 These returns shown for the Fund include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through


                                      131

     February 28, 2001. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar assuming expenses.

-------------------------------------------------------------------------------------------------------------------------
                                          1 Year                                        Since Inception
-------------------------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B(2)  Class C(3)  Institutional  Class A   Class B(2)  Class C(3)  Institutional
                                                               Class                                            Class
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL          -17.95%    -17.26%    -14.69%         -12.54%     4.34%      5.41%       5.48%           5.91%
CAP INDEX FUND -
Before Taxes(1)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL          -18.25%    -17.58%    -15.01%         -12.96%     4.12%      5.26%       5.34%           5.74%
CAP INDEX FUND -
After Taxes on
Distributions(1)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL          -10.93%    -10.51%     -8.94%          -7.63%     3.46%      4.34%       4.39%           4.74%
CAP INDEX FUND -
After Taxes on
Distributions and Sale
of Shares(1)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP        -17.61%    -17.31%    -14.87%         -12.17%    -1.28%     -0.59%       1.02%           2.44%
MARKET INDEX FUND -
Before Taxes(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP        -19.17%    -18.86%    -16.41%         -13.90%    -2.44%     -1.70%      -0.11%           1.15%
MARKET INDEX FUND -
After Taxes on
Distributions(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP        -10.61%    -10.41%     -8.93%          -7.29%    -1.51%     -0.91%      -0.34%           1.40%
MARKET INDEX FUND -
After Taxes on
Distributions and Sale
of Shares(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE                -29.74%    -29.84%    -27.66%         -25.28%   -23.47%    -23.38%     -22.10%         -20.69%
INTERNATIONAL INDEX
FUND -
Before Taxes(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE                -30.04%    -30.00%    -27.81%         -25.69%   -23.73%    -23.51%     -22.22%         -21.07%
INTERNATIONAL INDEX
FUND -
After Taxes on
Distributions(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE                -18.09%    -18.16%    -16.83%         -15.37%   -18.42%    -18.30%     -17.33%         -16.35%
INTERNATIONAL INDEX
FUND -
After Taxes on
Distributions and Sale
of Shares(2)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND             8.70%     10.21%     13.09%          15.71%     7.02%      8.06%       8.14%           8.61%
INDEX FUND -
Before Taxes(4)
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND             6.10%      7.51%     10.41%          12.69%     6.01%      7.03%       7.12%           7.49%
INDEX FUND -
After Taxes on
Distributions(4)


                                      132

-------------------------------------------------------------------------------------------------------------------------
                                          1 Year                                        Since Inception
-------------------------------------------------------------------------------------------------------------------------
Fund                     Class A   Class B(2)  Class C(3)  Institutional  Class A   Class B(2)  Class C(3)  Institutional
                                                               Class                                            Class
-------------------------------------------------------------------------------------------------------------------------

NATIONWIDE BOND             5.17%      6.11%      7.86%           9.42%     5.19%      6.05%       6.12%           6.46%
INDEX FUND -
After Taxes on
Distributions and Sale
of Shares(4)
-------------------------------------------------------------------------------------------------------------------------

_______________________

1 The Fund commenced operations December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Small Cap Series"). The returns shown above include the performance of the Small Cap Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses, and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through October 31, 2001, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Small Cap Series and since that time have been managed directly by the Fund.
2 Each Fund commenced operations December 29, 1999, which is when the Class B shares of the Nationwide International Index Fund commenced operations. The Class B shares of the Nationwide Mid Cap Market Index Fund commenced operations on May 25, 2001 and the Class B shares of the Nationwide Bond Fund commenced operations on October 12, 2001. For the periods prior to commencement of operations of the Class B shares, the returns shown include performance of the Fund based on the performance of Class A shares. For the Nationwide Small Cap Index Fund, these Class B returns shown include performance of the Fund which was achieved prior to the implementation of the Class B shares, which is the same as the performance shown for the Class A shares through October 31, 2001. Except for the Nationwide International Index Fund, returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B would have been lower because of higher expenses.
3 Except for the Nationwide Small Cap Index Fund, these returns are based on the performace shown for Class B shares of the Fund through October 31, 2001, which was achieved prior to the creation of Class C shares. Returns for the Nationwide Small Cap Index Fund are based on the performance shown for Class A shares of the Fund through October 31, 2001. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of the Class C shares would have been similar assuming similar expenses.
4 The Fund commenced operations December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Bond Index Series"). The returns shown above include the performance of the Bond Index Series from its inception on April 3, 1997 through December 30, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses, and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through October 31, 2001, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Bond Index Series and since that time have been managed directly by the Fund.

---------------------------------------------------------------------------------
                                              1 Year          Since Inception(1)
---------------------------------------------------------------------------------
Fund                                   Institutional Class   Institutional Class
---------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -                    7.13%                 9.31%
Before Taxes
---------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -                    6.72%                 8.95%
After Taxes on Distributions
---------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -                    4.34%                 7.29%
After Taxes on Distributions and Sale
of Shares
---------------------------------------------------------------------------------


                                      133

_______________________

1   The Fund commenced operations June 29, 2000.

---------------------------------------------------------------------------------------------------------
                                         1 Year                             Since Inception(1)
---------------------------------------------------------------------------------------------------------
Fund                       Class A   Insitutional   Insitutional   Service   Insitutional   Insitutional
                                        Service         Class       Class       Service         Class
                                         Class                                   Class
---------------------------------------------------------------------------------------------------------
GARTMORE MORLEY              -1.42%          3.57%          3.83%     1.31%          4.13%          4.34%
ENHANCED INCOME
FUND -
Before Taxes
---------------------------------------------------------------------------------------------------------
GARTMORE MORLEY              -3.43%          1.39%          1.54%    -0.84%          1.84%          1.95%
ENHANCED INCOME
FUND -
After Taxes on
Distributions
---------------------------------------------------------------------------------------------------------
GARTMORE MORLEY              -0.88%          2.15%          2.31%    -0.02%          2.17%          2.29%
ENHANCED INCOME
FUND -
After Taxes on
Distributions and Sale of
Shares
---------------------------------------------------------------------------------------------------------

_______________________

1    The Fund commenced operations December 29, 1999.

Gartmore Money Market Fund and Gartmore Morley Capital Accumulation Fund are
----------------------------------------------------------------------------
shown before taxes only.
------------------------

-------------------------------------------------------------------------------------------------------------------------
                          1 Year                          5 Years(1)                            10 Years
-------------------------------------------------------------------------------------------------------------------------
Fund           Prime   Service   Institutional    Prime    Service    Institutional    Prime    Service    Institutional
              Shares   Class(1)     Class(3)     Shares   Class(1,2)     Class(3)     Shares   Class(1,2)     Class(3)
-------------------------------------------------------------------------------------------------------------------------
GARTMORE        4.22%     4.15%           4.22%    4.96%       4.90%           4.96%    4.48%       4.45%           4.48%
MONEY MARKET
FUND
-------------------------------------------------------------------------------------------------------------------------

_______________________

1    Service Class Shares were first offered to the public on January 4, 1999.
2 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) and which is the same as the performance shown for the Prime Shares prior to the creation of the Service Class (January 4, 1999). The returns have not been restated for the higher fees of the Service Class shares. Had Services Class shares been in existence for the time periods presented, the performance of the Service Class shares would have been lower as a result of their additional expenses.
3 These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998) which is the same as the performance shown for the Prime Shares through October 31, 2001, which is prior to the creation of the Institutional Class. The returns do not reflect the Institutional Class shares' lower estimated expenses.

----------------------------------------------------------------------------------------------
                                   1 Year                          Since Inception(1)
----------------------------------------------------------------------------------------------
Fund                  Service   Insitutional   IRA Class   Service   Insitutional   IRA Class
                       Class        Class                   Class        Class
----------------------------------------------------------------------------------------------
GARTMORE MORLEY          5.64%          6.06%       5.64%     5.38%          5.80%       5.38%
CAPITAL ACCUMULATION
FUND -
Before Taxes
----------------------------------------------------------------------------------------------

_______________________

1    The Fund commenced operations February 1, 1999.


     The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund and the Gartmore High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

----------------------------------------------------------------------------------
                               30-Day Yields for the Period Ended October 31, 2001
----------------------------------------------------------------------------------
Fund                                         Class A   Class B   Class C   Class D
----------------------------------------------------------------------------------
GARTMORE TAX-FREE INCOME FUND                  4.58%     3.97%     3.97%     4.85%

----------------------------------------------------------------------------------
GARTMORE GOVERNMENT BOND FUND                  4.61%     3.95%     3.95%     4.81%
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                               30-Day Yields for the Period Ended October 31, 2001
----------------------------------------------------------------------------------
Fund                                   Class A   Class B   Class C   Institutional
                                                                     Service Class
----------------------------------------------------------------------------------
GARTMORE HIGH YIELD BOND FUND           11.35%    10.52%    10.45%          11.51%
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                       30-Day Yields for the Period Ended October 31, 2001
-------------------------------------------------------------------------------------------
Fund                                       Service Class   Institutional Class   IRA Class
-------------------------------------------------------------------------------------------
GARTMORE MORLEY CAPITAL ACCUMULATION FUND           4.95%                 5.37%       4.95%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                      30-Day Yields for the Period Ended October 31, 2001
-------------------------------------------------------------------------------------------
Fund                                  Class A   Institutional Service   Institutional Class
                                                        Class
-------------------------------------------------------------------------------------------
GARTMORE MORLEY ENHANCED INCOME FUND    4.54%                   4.74%                 5.01%
-------------------------------------------------------------------------------------------

     _______________________

     The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 39.1%, the tax equivalent yields for the Gartmore Tax-Free Income Fund for the 30-day period ended October 31, 2001 were 4.58% for Class A shares, 3.97% for Class B shares, 3.97% for Class C shares, and 4.85% for Class D shares.

NONSTANDARD RETURNS

     The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

     Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

     The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:

Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money,
----------------------  -------------------------------------  -----------
Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time,
------------  -----  ---------------  ----------------  -------------  ----
Newsweek, U.S. News and World Report; and other publications such as The Wall
--------  ---------     ------------                                 --------
Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook
--------------  --------  -------------------------  -------------------------
and, Columbus Dispatch.
    ------------------

THE RANKINGS MAY OR MAY NOT INCLUDE THE EFFECTS OF SALES CHARGES.



                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; 40 of these series are the Funds:

SERIES                                                  SHARE CLASSES
------                                                  -------------

Gartmore Growth Fund                                    Class A, Class B, Class C, Class D,
  (formerly Growth Fund)                                  Institutional Service Class
Gartmore Total Return Fund                              Class A, Class B, Class C, Class D,
  (formerly Nationwide Fund)                              Institutional Service Class
Gartmore Bond Fund (formerly Nationwide Bond Fund)      Class A, Class B, Class C, Class D
Gartmore Tax-Free Income Fund                           Class A, Class B, Class C, Class D
  (formerly Nationwide Tax-Free Income Fund)
Gartmore Government Bond Fund                           Class A, Class B, Class C, Class D
  (formerly Nationwide Government Bond Fund and
  Nationwide Intermediate Bond Fund)
Gartmore Money Market Fund                              Service Class, Prime Shares, Class C,
  (formerly Nationwide Money Market Fund)                 Institutional Class
Nationwide S&P 500 Index Fund                           Class A, Class B, Class C, Service Class,
                                                          Institutional Service Class, Local
                                                          Fund Shares, Institutional Class
Gartmore Value Opportunities Fund                       Class A, Class B, Class C, Institutional
  (formerly Nationwide Value Opportunities Fund)        Service Class
Gartmore High Yield Bond Fund                           Class A, Class B, Class C, Institutional
  (formerly Nationwide High Yield Bond Fund)            Service Class
Nationwide Growth Focus Fund                            Class A, Class B, Institutional Service
                                                        Class
Gartmore Global Health Sciences Fund                    Class A, Class B, Class C, Institutional
  (formerly Nationwide Global Life Sciences Fund)       Service Class
Nationwide Small Cap Index Fund                         Class A, Class B, Class C,
                                                          Institutional Class
Nationwide International Index Fund                     Class A, Class B, Class C,
                                                          Institutional Class
Nationwide Bond Index Fund                              Class A, Class B, Class C,
                                                          Institutional Class


                                      137

Nationwide Mid Cap Market Index Fund                    Class A, Class B, Class C,
  (formerly Nationwide Mid Cap Market Index Fund II)      Institutional Class
Gartmore Large Cap Value Fund                           Class A, Class B, Class C, Institutional Service
  (formerly Nationwide Large Cap Value Fund and         Class
  Prestige Large Cap Value Fund)
Nationwide Large Cap Growth Fund                        Class A, Class B, Class C, Institutional Service
   (formerly Prestige Large Cap Growth Fund)            Class
Nationwide Small Cap Fund                               Class A, Class B, Class C, Institutional Service
  (formerly Prestige Small Cap Fund)                    Class
Gartmore Morley Capital Accumulation Fund               Service Class, Institutional Class, IRA
  (formerly Nationwide Morley Capital Accumulation      Class
  Fund and Morley Capital Accumulation Fund)
Gartmore Morley Enhanced Income Fund                    Class A, Institutional Service Class,
  (formerly Nationwide Morley Enhanced Income Fund        Institutional Class
  and Morley Enhanced Income Fund)
NorthPointe Small Cap Value Fund                          Institutional Class
Gartmore Investor Destinations Aggressive Fund          Class A, Class B, Class C, Service Class
  (formerly Nationwide Investor Destinations
  Aggressive Fund and Investor Destinations
  Aggressive Fund)
Gartmore Investor Destinations Moderately Aggressive    Class A, Class B, Class C, Service Class
     Fund (formerly Nationwide Investor Destinations
  Moderately Aggressive Fund and Investor
  Destinations Moderately Aggressive Fund)
Gartmore Investor Destinations Moderate Fund            Class A, Class B, Class C, Service Class
  (formerly Nationwide Investor Destinations Moderate
  Fund and Investor Destinations Moderate Fund)
Gartmore Investor Destinations Moderately               Class A, Class B, Class C, Service Class
  Conservative Fund (formerly Nationwide
  Investor Destinations Moderately Conservative Fund
  and Investor Destinations Moderately Conservative
  Fund)
Gartmore Investor Destinations Conservative Fund        Class A, Class B, Class C, Service Class
  (formerly Nationwide Investor Destinations
  Conservative Fund and Investor Destinations
  Conservative Fund)
Gartmore Millennium Growth Fund                         Class A, Class B, Class C, Class D,
  (formerly Nationwide Mid Cap Growth Fund)             Institutional Service Class
Gartmore U.S. Growth Leaders Fund                       Class A, Class B, Class C, Institutional
  (formerly Gartmore Growth 20 Fund)                    Service Class
Gartmore Global Technology and                          Class A, Class B, Class C, Institutional
  Communications Fund (formerly Nationwide Global       Service Class
  Technology and Communications Fund)
Gartmore Emerging Markets Fund                          Class A, Class B, Class C, Institutional
                                                        Service Class
Gartmore International Growth Fund                      Class A, Class B, Class C, Institutional
                                                        Service Class


                                      138

Gartmore Worldwide Leaders Fund                         Class A, Class B, Class C, Institutional
  (formerly Gartmore Global Leaders Fund)               Service Class
Gartmore European Leaders Fund                          Class A, Class B, Class C, Institutional
  (formerly Gartmore European Growth Fund)              Service Class
Gartmore Asia Pacific Leaders Fund                      Class A, Class B, Class C, Institutional
    Service Class
Gartmore U.S. Leaders Fund                              Class A, Class B, Class C, Institutional
    Service Class
Gartmore Global Financial Services Fund                 Class A, Class B, Class C, Institutional
                                                        Service Class
Gartmore Global Utilities Fund                          Class A, Class B, Class C, Institutional
                                                        Service Class
Gartmore Global Small Companies Fund                    Class A, Class B, Institutional Service
                                                        Class
Gartmore OTC Fund                                       Class A, Class B, Class C, Institutional
                                                        Service Class, Institutional Class
Gartmore International Small Cap Growth Fund            Class A, Class B, Class C, Institutional
                                                        Service Class, Institutional Class

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

     ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

     THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, GARTMORE MONEY MARKET FUND AND INVESTOR DESTINATIONS FUNDS.

BUYING A DIVIDEND

     If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

     Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five-year gains qualifying for this reduced tax rate.

          If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

     Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

     Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

     To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

     Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Gartmore Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

     Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

WASH SALES

     All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

REDEMPTIONS AND FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

     If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), you are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001 and held for more than five years (or for which you made an election to mark to market as of January 2, 2001 and hold until 2006) will be subject to a maximum rate of tax of 18%.

DEFERRAL OF BASIS

     If a sales charge was imposed on your purchase of shares of a Fund and you redeem some or all of the shares and then reinvest the sales proceeds in shares of the same Fund or another Gartmore Fund within 30 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund and in reporting this gain or loss, all or a portion of the sales charge that you paid for your original shares will be excluded from your tax basis in the shares sold and will be added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

     A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

NON-U.S. INVESTORS

     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

BACKUP WITHHOLDING

     By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

ADDITIONAL TAX INFORMATION WITH RESPECT TO GARTMORE TAX-FREE INCOME FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

     By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

          The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

     The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

     Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

     Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

     Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO MONEY MARKET FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     The Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

     Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

REDEMPTION OF FUND SHARES

     Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE INVESTOR DESTINATIONS FUNDS

     Each of the Investor Destinations Funds invests in one or more Underlying Funds. The tax consequences of investment in an Investor Destinations Fund are generally the same as the consequences of investment in a non-Investor Destinations Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     An Investor Destinations Fund's income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Investor Destinations Fund. Any distributions by an Investor Destinations Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

     An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to an Investor Destinations Fund as capital gain distributions. An Investor Destinations Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in an Investor Destinations Fund. Capital gain will be distributed by an Investor Destinations Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Investor Destinations Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

     If you are in the 10 or 15% individual income tax bracket, capital gain distributions resulting from an Underlying Fund's sale of securities that are distributed to an Investor Destinations Fund and, in turn, to you are generally subject to a maximum rate of tax of 10%. However, if you receive distributions resulting from an Underlying Fund's sale of securities held for more than five years and distributed to an Investor Destinations Fund and, in turn, to you, these gains are subject to a maximum rate of tax of 8%. The Investor Destinations Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five-year gains qualifying for this reduced tax rate.

     If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), capital gain distributions resulting from an Underlying Fund's sale of securities that are distributed to an Investor Destinations Fund and, in turn, to you are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from an Underlying Fund's sale of securities purchased after January 1, 2001 and held for more than five years that are distributed to an Investor Destinations Fund and, in turn, to you will be subject to a maximum rate of tax of 18%.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Investor Destinations Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Investor Destinations Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the

Investor Destinations Fund. A return of capital generally is not taxable to an Investor Destinations Fund, but reduces the Investor Destinations Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Investor Destinations Fund's tax basis is taxable to the Investor Destinations Fund as a capital gain.

     Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you.

U.S. GOVERNMENT SECURITIES

     The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Investor Destinations Fund. Dividends paid by an Investor Destinations Fund may not be exempt from state and local taxes in certain states when the Investor Destinations Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

INVESTMENT IN COMPLEX SECURITIES

Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you.

                               MAJOR SHAREHOLDERS

     As of February 15, 2002, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

     As of February 15, 2002, the following shareholders held five percent or greater of shares of the Funds:


                                                           PERCENTAGE OF
                                                            FUND'S TOTAL
FUND/CLASS                                  NO. OF SHARES      ASSETS
GARTMORE BOND FUND - CLASS A
Thomas J Jilek
6543  Highland Rd
Mayfield Villiage, OH 44043                    553546.736    0.051863747%
I Know I Can Fund Of
The Columbus Foundation
1234 E Broad St
Columbus, OH 43205                             553546.736    0.079798922%
Nationwide Trust Company  Fsb
Po Box 182029
Columbus, OH 43218                             553546.736    0.13751449%%
GARTMORE BOND FUND - CLASS B
Beatrice Berger
670  Apple St
Red Hill, PA 18076                             357265.522     0.06777221%
GARTMORE BOND FUND - CLASS C
Blaine T Gordon
Donna Gordon
7063  Pigeon Cove Rd
Needmore, PA 17238                              20358.651    0.052809933%
Gregory G Boling
4309  Aylesbury Dr
Knoxville, TN 37918                             20358.651    0.053962809%
Mark W Adkins
11  Garden Pl
Cincinnati, OH 45208                            20358.651    0.074153341%
Phillip E Forbes
124  Rice Cir
Ladson, SC 29456                                20358.651     0.15955453%
David F Richmond
Glenna M Richmond
114  Old Grandview Rd
Beaver, WV 25813                                20358.651    0.197886834%
Ashland University
Loren Dean & Helen L White Char Trust I
401  College Ave
Ashland, OH 44805                               20358.651    0.273559776%


                                      149

GARTMORE BOND FUND - CLASS D
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, OH 43218                            13740532.42    0.358310087%
GARTMORE EMERGING MARKETS FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200  River Rd
Conshohocken, Pa 19428                         185781.133    0.898390721%
GARTMORE EMERGING MARKETS FUND - CLASS B
Elanore M Thompson
3692 S Sherman Ave
Fremont, Mi 49412                              197163.907    0.073113072%
Gartmore Capital Mutual Fund Trust
Seed Account
1200  River Rd
Conshohocken, Pa 19428                         197163.907     0.84587708%
GARTMORE EMERGING MARKETS FUND - CLASS C
Sandra S Reyes
Po Box 17081
Austin, Tx 78760                                 2064.645    0.103880812%
Ira M Fowler
632  Old Augusta Rd
Greenville, Sc 29605                             2064.645    0.156888472%
Gregory G Boling
4309  Aylesbury Dr
Knoxville, Tn 37918                              2064.645    0.582036137%
GARTMORE EMERGING MARKETS FUND -
INSTITUTIONAL SERVICE CLASS
Gartmore Capital Mutual Fund Trust
Seed Account
1200  River Rd
Conshohocken, Pa 19428                          167072.74            100%


                                      150

GARTMORE GLOBAL FINANCIAL SERVICES FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                              75025.382            100%
GARTMORE GLOBAL FINANCIAL SERVICES FUND
- CLASS A
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                              75017.771            100%
GARTMORE GLOBAL FINANCIAL SERVICES FUND
-CLASS B
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  75000            100%
GARTMORE GLOBAL FINANCIAL SERVICES FUND
- CLASS C
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  75000            100%
GARTMORE GLOBAL HEALTH SCIENCES FUND
- CLASS A
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                              94899.317    0.117025858%
Gartmore Capital Mutual Fund Trust
Seed Account
1200  River Rd
Conshohocken, Pa 19428                          94899.317    0.878979582%
GARTMORE GLOBAL TECHNOLOGY &
COMMUNNICATIONS FUND - CLASS C
Jon E Hackelton
3605  Rochdale Ln
Knoxville, Tn 37931                              8213.405    0.050982875%
Tod J Samuels
13202  Turkey Roost Dr
Manchaca, Tx 78652                               8213.405    0.054450864%
Woodrow W Wilson
Alan W Wilson
RR 1 Box 84  B
Union, Wv 24983                                  8213.405     0.05707645%
Ira M Fowler
632  Old Augusta Rd
Greenville, Sc 29605                             8213.405    0.072483824%
John S Sherrick
Anna L Sherrick
John S Sherrick Living Trust
1080 U S 250 N
Ashland, Oh 44805                                8213.405    0.093323536%


                                      151

Ashland University
Loren Dean & Helen L White Char Trust I
401  College Ave
Ashland, Oh 44805                                8213.405    0.230145476%
David L Dyer
2819  Pride Ln
Strawberry Plains, Tn 37871                      8213.405    0.343810149%
GARTMORE GLOBAL UTILITIES FUND
- INSTUTIONAL SERVICE CLASS
Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                                  75000              1%
GARTMORE GLOBAL UTILITIES FUND - CLASS A
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  75000              1%
GARTMORE GLOBAL UTILITIES FUND - CLASS B
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  75000              1%
GARTMORE GLOBAL UTILITIES FUND - CLASS C
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  75000              1%
GARTMORE GOVERNMENT BOND FUND - CLASS A
Nationwide Pensions Managed
Personal Portfolio Series 1
C/O Villanova Capital Attn Eric Axelson
1200  River Rd
Conshohocken, Pa 19428                        5390421.021    0.072737515%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            5390421.021    0.079365391%
Nationwide Pensions Managed
Personal Portfolio Series
C/O Villanova Capital Attn Eric Axelson
1200  River Rd
Conshohocken, Pa 19428                        5390421.021    0.101013581%
Nationwide Pensions Managed
Personal Portfolio Series 3
1200  River Rd
Conshohocken, Pa 19428                        5390421.021    0.169119243%
Nationwide Pensions Managed
Personal Portfolio Series 4
C/O Villanova Capital Attn Eric Axelson
1200  River Rd
Conshohocken, Pa 19428                        5390421.021    0.210171865%
Nationwide Pensions Managed
Personal Portfolio Series 5
C/O Villanova Capital Attn Eric Axelson
1200  River Rd
Conshohocken, Pa 19428                        5390421.021    0.212233797%


                                      152

GARTMORE GOVERNMENT BOND FUND - CLASS C
Constance J Westreich
4489  Luxemburg Ct
Lake Worth, Fl 33467                             49261.28    0.101787672%
Joyce L Rice
Rosiland Knight
Jordan R Rice
4434  Catamount Dr
Lilburn, Ga 30047                                49261.28    0.362609356%
Joyce L Rice
Rosiland Knight
Darian J Rice
4434  Catamount Dr
Lilburn, Ga 30047                                49261.28    0.367191413%
GARTMORE GOVERNMENT BOND FUND - CLASS D
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                             11597879.2      0.5005539%
GARTMORE GROWTH FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co
QPVAM- EISP
Po Box 182029
Columbus, Oh 43218                            13522362.57            100%
GARTMORE GROWTH FUND - CLASS A
Nationwide Trust Company  FSB
PO Box 182029
Columbus, Oh 43218                             980455.402    0.115049268%
GARTMORE GROWTH FUND - CLASS C
Robert R Sloan
1675 Summerlee Rd
Oak Hill, Wv 25901                              10944.997     0.06249385%
Donnie M Rose
3210 Shore Dr
Virginia Beach, Va 23451                        10944.997    0.082163659%
Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                               10944.997    0.682834084%
GARTMORE GROWTH FUND - CLASS D
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                            49666807.39    0.065500778%
GARTMORE HIGH YIELD BOND FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co
Investment Accounting
1 Nationwide Plaza 32nd Floor
Columbus, Oh 43218                            12841449.44    0.999901645%
GARTMORE HIGH YIELD BOND FUND - CLASS A
Frank J Catanzaro
770 Loch Alsh Ave
Ambler, Pa 19002                                375164.59    0.054627189%


                                      153

William R Weber
665 Hopkins Rd
Wiliamsville, Ny 14221                          375164.59    0.181951284%
Charles Schwab & Co Inc
Special Custody
Exclusive Benefit Of Customers
101 Montgomery St
San Francisco, Ca 94104                         375164.59    0.473203812%
GARTMORE HIGH YIELD BOND FUND - CLASS B
Allen Hatter
RR 1 Box 101a
Pitman, Pa 17964                                35398.326    0.050144631%
Ruth C Peeler
3420 Shamrock Dr 811
Charlotte, Nc 28215                             35398.326    0.119905331%
Linda Lisboa
2553 Willowspring Ct
Cincinnati, Oh 45231                            35398.326    0.287657162%
GARTMORE HIGH YIELD BOND FUND - CLASS C
Jean B Newton
106 N Pastures Trl
Franklinton, Nc 27525                             766.596    0.095217037%
David E Lewis
301 West Pointe Dr
Spartanburg, Sc 29301                             766.596    0.096291919%
Smokie Dawn Hickey
Rd 7 Box 65
Export, Pa 15632                                  766.596      0.1865585%
James M Hickey
Christopher M Hickey
Rd 7 Box 65
Export, Pa 15632                                  766.596      0.1865585%
Ira M Fowler
632 Old Augusta Rd
Greenville, Sc 29605                              766.596    0.314440722%
GARTMORE INT'L GROWTH FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                         350343.047     0.95144831%
GARTMORE INT'L GROWTH FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                         339717.154    0.981208326%
GARTMORE INT'L GROWTH FUND - CLASS C
Michael L Dichazi Jr
Jennifer L Dichazi
138 Tera Manor
Wintersville, Oh 43953                           2227.575    0.057114126%
Sandra S Reyes
Jose A Reyes
Po Box 17081
Austin, Tx 78760                                 2227.575    0.068224863%


                                      154

Tod Samuels
Kayleigh Samuels
13202 Turkey Roost Dr
Manchaca, Tx 78652                               2227.575    0.072781837%
David E Lewis
301 West Pointe Dr
Spartanburg, Sc 29301                            2227.575     0.11134395%
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               2227.575    0.114474709%
Tod J Samuels
13202 Turkey Roost Dr
Manchaca, Tx 78652                               2227.575    0.145563674%
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               2227.575    0.177116371%
Sandra S Reyes
PO Box 17081
Austin, Tx 78760                                 2227.575    0.218319024%
GARTMORE INT'L GROWTH FUND
- INSTITUTIONAL SERVICE CLASS
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           333333.4            100%
GARTMORE INT'L SMALL CAP GROWTH FUND
- CLASS C
George K Margonis
3811 Stokes Ave
Charlotte, Nc 28210                                315.09    0.089149132%
Bessie K Margonis
3811 Stokes Ave
Charlotte, Nc 28210                                315.09    0.089149132%
Debbie Dugger
11005 River Plantation Dr
Austin, Tx 78747                                   315.09    0.149915897%
Jean B Newton
106 N Pastures Trl
Franklinton, Nc 27525                              315.09    0.234047415%
Tod Samuels
Kayleigh Samuels
13202 Turkey Roost Dr
Manchaca, Tx 78652                                 315.09    0.429340823%
GARTMORE INVESTOR DESTINATIONS
AGGRESSIVE FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1012.164            100%
GARTMORE INVESTOR DESTINATIONS
AGGRESSIVE FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1006.736            100%


                                      155

GARTMORE INVESTOR DESTINATIONS
AGGRESSIVE FUND - CLASS C
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                              2.962            100%
GARTMORE INVESTOR DESTINATIONS
AGGRESSIVE FUND - SERVICE CLASS
Nationwide Life Insurance Co
GPVA
Po Box 182029
Columbus, Oh 43218                            5389315.227    0.057833873%
Nationwide Insurance Company
QPVA
Po Box 182029
Columbus, Oh 43218                            5389315.227    0.161140886%
Nationwide Life Insurance Co
Dcva
Po Box 182029
Columbus, Oh 43218                            5389315.227    0.203160641%
Nationwide Life Insurance Co
NACO
Po Box 182029
Columbus, Oh 43218                            5389315.227    0.223646413%
Nationwide Trust Company  Fsb
Po Box 182029
Columbus, Oh 43218                            5389315.227    0.255117654%
GARTMORE INVESTOR DESTINATIONS
CONSERVATIVE FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1064.723            100%
GARTMORE INV DEST CONSERVATIVE
FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                            1051.09            100%
GARTMORE INVESTOR DESTINATIONS
CONSERVATIVE FUND - CLASS C
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                              2.508            100%
GARTMORE INVESTOR DESTINATIONS
CONSERVATIVE  FUND - SERVICE CLASS
Bank One Trust
Po Box 160
Westerville, Oh 43086                         1674759.707    0.060102981%
Nationwide Life Insurance Co
DCVA
PO Box 182029
Columbus, Oh 43218                            1674759.707    0.080078198%


                                      156

Nationwide Life Insurance Co
NACO
PO Box 182029
Columbus, Oh 43218                            1674759.707    0.110758991%
Nationwide Insurance Company
QPVA
PO Box 182029
Columbus, Oh 43218                            1674759.707     0.20734786%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            1674759.707    0.426761464%
GARTMORE INVESTOR DESTINATIONS
MODERATELY AGGRESSIVE FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
PO Box 182029
Columbus, Oh 43218                               1018.022            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY AGGRESSIVE FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
PO Box 182029
Columbus, Oh 43218                               1010.956            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY AGGRESSIVE FUND - CLASS C
Gartmore Capital Mutual Fund Trust
Seed Account
PO Box 182029
Columbus, Oh 43218                                  2.831            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY AGGRESSIVE FUND - SERVICE CLASS
Nationwide Life Insurance Co
DCVA
Po Box 182029
Columbus, Oh 43218                            7048704.179    0.174176648%
Nationwide Insurance Company
QPVA
Po Box 182029
Columbus, Oh 43218                            7048704.179    0.181282241%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            7048704.179    0.238468907%
Nationwide Life Insurance Co
NACO
Po Box 182029
Columbus, Oh 43218                            7048704.179    0.258337042%


                                      157

GARTMORE INVESTOR DESTINATIONS
MODERATELY CONSERVATIVE FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1051.873            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY CONSERVATIVE FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1038.585            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY CONSERVATIVE FUND - CLASS C
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                              2.593            100%
GARTMORE INVESTOR DESTINATIONS
MODERATELY CONSERVATIVE FUND
- SERVICE CLASS
Bank One Trust
PO Box 160
Westerville, Oh 43086                         2632965.144    0.058295274%
Nationwide Life Insurance Co
DCVA
PO Box 182029
Columbus, Oh 43218                            2632965.144    0.123764728%
Nationwide Life Insurance Co
NACO
PO Box 182029
Columbus, Oh 43218                            2632965.144     0.17140029%
Nationwide Insurance Company
QPVA
Po Box 182029
Columbus, Oh 43218srv                         2632965.144    0.192828585%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            2632965.144    0.349143512%


                                      158

GARTMORE INVESTOR DESTINATIONS
MODERATE FUND - CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1029.161            100%
GARTMORE INVESTOR DESTINATIONS
MODERATE FUND - CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           1018.406            100%
GARTMORE INVESTOR DESTINATIONS
MODERATE FUND - CLASS C
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                              2.682            100%
GARTMORE INVESTOR DESTINATIONS
MODERATE FUND - SERVICE CLASS
Bank One Trust
PO Box 160
Westerville, Oh 43086                         9185608.761    0.100406609%
Nationwide Life Insurance Co
DCVA
Po Box 182029
Columbus, Oh 43218                            9185608.761    0.107221592%
Nationwide Insurance Company
QPVA
Po Box 182029
Columbus, Oh 43218                            9185608.761    0.144721407%
Nationwide Life Insurance Co
NACO
PO Box 182029
Columbus, Oh 43218                            9185608.761    0.160173081%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            9185608.761    0.174219226%
Bank One Trust
PO Box 160
Westerville, Oh 43086                         9185608.761    0.248548133%
GARTMORE LARGE CAP VALUE FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co
PO Box 182029
Columbus, Oh 43218                                  3.553    0.994652406%
GARTMORE LARGE CAP VALUE FUND - CLASS A
Nationwide Pensions Managed
Personal Portolio Series 1
1200 River Rd
Conshohocken, Pa 19428                        2649782.248    0.050635066%
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                            2649782.248    0.070523547%


                                      159

Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, Pa 19428                        2649782.248    0.070637806%
Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, Pa 19428                        2649782.248    0.186582629%
Nationwide Pensions Managed
Personal Portfolio Series 4
1200 River Rd
Conshohocken, Pa 19428                        2649782.248    0.219461711%
Nationwide Pensions Managed
Personal Portfolio Series 5
1200 River Rd
Conshohocken, Pa 19428                        2649782.248    0.295486377%
GARTMORE LARGE CAP VALUE FUND - CLASS B
Lelanie L Allen
6641 Cross Bow Ln
New Port Richey, Fl 34653                       62324.234    0.074096057%
GARTMORE LARGE CAP VALUE FUND - CLASS C
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               7621.688    0.062217976%
Charles G Bennison
Jeanne F Bennison
207 Lansdowne Rd
De Witt, Ny 13214                                7621.688    0.067577156%
Ira M Fowler
632 Old Augusta Rd
Greenville, Sc 29605                             7621.688    0.068165346%
Thomas D Byrum
5253 38th Way South
St Peter, Fl 33711                               7621.688    0.068380259%
Sandra S Reyes
PO Box 17081
Austin, Tx 78760                                 7621.688    0.104309701%
Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                                7621.688    0.120084029%
Leniol W Weston
2462 E Hwy 24
Beulaville, Nc 28518                             7621.688    0.179049444%
GARTMORE MILLENNIUM GROWTH FUND
-  CLASS C
Tod J Samuels
13202 Turkey Roost Dr
Manchaca, Tx 78652                               5753.447    0.062566145%
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               5753.447    0.073232447%
Randy D Gross
2559 Baumgardner Rd
Keymar, Md 21757                                 5753.447    0.122833147%


                                      160

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                                5753.447    0.265958998%
GARTMORE MILLENNIUM GROWTH FUND
- CLASS A
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                             610838.914    0.101213044%
GARTMORE MILLENNIUM GROWTH FUND
- CLASS A
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                             610838.914    0.214987914%
GARTMORE MONEY MARKET FUND
- PRIME SHARES
Sandra M Keller
104 Anthony Dr
Taylor, Pa 18517                               1263788.89    0.054613599%
Nationwide Life Insurance
NACO
Po Box 182029
Columbus, Oh 43218                             1214564416     0.06903529%
GARTMORE MONEY MARKET FUND
- INSTITUTIONAL CLASS
GVIT
Investor Destinations Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43219                                60376.1            100%
Nationwide Life Insurance Co
DCVA
Po Box 182029
Columbus, Oh 43218                             1214564416    0.098486551%
Nationwide Life Insurance Co
QPVA
PO Box 182029
Columbus, Oh 43218                             1214564416    0.501416402%
GARTMORE MONEY MARKET FUND
- SERVICE CLASS
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                            590060998.9    0.476861026%
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                            590060998.9    0.513056024%
GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - SERVICE CLASS
Community Bank Na Cust Clients Bpa Pw/Ct
Benefit Plans Administrators
1500 Gensee St
Utica, Ny 13502                               3194203.163    0.126792056%


                                      161

Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                            3194203.163    0.209829034%
Nationwide Trust Company Fsb
PO Box 182029
Columbus, Oh 43218                            3194203.163    0.498053739%
GARTMORE MORLEY CAPITAL ACCUMULATION
FUND- INSTITUTIONAL CLASS
Sterling Trust Company Cust
Danis Building Construction Company
401k PSP
1380 Lawrence St Ste 1410
Denver, Co 80204                               1575763.98    0.058228843%
Morley Capital Management
5665 SW Meadows Rd Ste 400
Lake Oswego, Or 97035                          1575763.98    0.145391545%
GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - INSTITUTIONAL CLASS
Circle Trust Company Custodian
Metro Center One Station Place 7th Floor
Stamford, Ct 06902                             1575763.98    0.170795898%
Nationwide Life Co
1 Nationwide Plz
Columbus, Oh 43215                             1575763.98    0.225117673%
Columbus Circle Trust Co  Cust For
S G Donahue & Co Omnibus
Metro Center
1 Station Pl
Stamford, Ct 06902                             1575763.98    0.400466041%
GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - IRA CLASS
NFSC FEBO    479-472280
FMT Co Cust IRA Rollover
6604 Pawnee Rd
Edina, Mn 55439                                301173.963    0.229207297%
Harold H Morley
18016 Skyland Cir
Lake Oswego, Or 97034                          301173.963    0.263571692%
Nationwide Life Co
1 Nationwide Plz
Columbus, Oh 43215                             301173.963    0.387934232%
GARTMORE MORLEY ENHANCED INCOME
FUND - INSTITUTIONAL CLASS
Investor Destinations Moderately
Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            1548915.171    0.096819126%
Investor Destinations Moderately
Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43219                            1548915.171    0.205871112%
Investor Destination Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43219                            1548915.171     0.24795531%


                                      162

Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, Oh 43219                            1548915.171    0.408888698%
Nationwide Pensions Managed
Personal Portfolio Series 3
C/O Villanova Capital Attn Eric Axelson
1200 River Rd
Conshohocken, Pa 19428                        1141158.131     0.17287863%
Nationwide Pensions Managed
Personal Portfolio Series
C/O Villanova Capital Attn Eric Axelson
1200 River Rd
Conshohocken, Pa 19428                        1141158.131    0.206518065%
Nationwide Pensions Managed
Personal Portfolio Series 1
C/O Villanova Capital Attn Eric Axelson
1200 River Rd
Conshohocken, Pa 19428                        1141158.131    0.619620106%
GARTMORE MORLEY ENHANCED INCOME
FUND - CLASS A
Muriel G Ott
Philip B Kulp
235 N Washington St Rm 28b
Telford, Pa 18969                              101005.554    0.052449383%
Alphie P Barriault
4332 Lloyd Ln
Garner, Nc 27529                               101005.554    0.103118716%
Frank J Catanzaro
770 Loch Alsh Ave
Ambler, Pa 19002                               101005.554    0.174990783%
Nationwide Trust Company Fsb
Po Box 182029
Columbus, Oh 43218                             101005.554    0.269987728%
GARTMORE TAX-FREE INCOME FUND - CLASS A
Mary M Dais
William F Dais
910 Buckeye St
Genoa, Oh 43430                                586847.064    0.062821067%
Sue M Jacobs
951 Resting Place Pt
Chapin, Sc 29036                               586847.064     0.06498216%
Richard Tobis
Richard Tobis Revocable Living Trust
22245 Meridian
Novi, Mi 48375                                 586847.064     0.14030867%
Adkins Holdings
790 Andrews Ave S Apt C 106
Delray Beach, Fl 33483                         586847.064    0.152240504%
GARTMORE TAX-FREE INCOME FUND - CLASS B
John B Reese
Graceann Reese
15554 County Rd N   M-1
Napoleon, Oh 43545                             564665.854    0.073977941%


                                      163

Elsie L Adkins
4315 Dickinson Ave Ext
Greenville, Nc 27834                           564665.854    0.077604453%
GARTMORE TAX-FREE INCOME FUND - CLASS C
Bonnie Mcgalliard
William Mcgalliard
625 Creamery Rd
Telford, Pa 18969                                11256.59    0.052466422%
Edna A Schreiner
14180 E Twp Rd 136
Bellevue, Oh 44811                               11256.59    0.066485854%
Linda Touchton-Sawyer
11207 Fitness Ct
New Port Richey, Fl 34654                        11256.59    0.428268419%
Constance P Courtland
John W Courtland
8592 Roswell Rd Apt 106
Atlanta, Ga 30350                                11256.59    0.430411075%
GARTMORE TOTAL RETURN FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co
Qpva - Eisp
Po Box 182029
Columbus, Oh 43218                            3550399.999            100%
GARTMORE TOTAL RETURN FUND - CLASS C
David L Dyer
2819 Pride Ln
Strawberry Plains                               11505.384    0.064318062%
Gregory G Boling
4309 Aylesbury Dr
Knoxville, Tn 37918                             11505.384    0.116460867%
Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                               11505.384     0.23096778%
GARTMORE TOTAL RETURN FUND - CLASS D
Nationwide Life Insurance Co
DCVA
Po Box 182029
Columbus, Oh 43218                            82408352.99    0.083386072%
Nationwide Life Insurance
NACO
PO Box 182029
Columbus, Oh 43218                            82408352.99    0.099373103%
Nationwide Life Insurance Co
QPVA
PO Box 182029
Columbus, Oh 43218                            82408352.99     0.11480165%
GARTMORE U.S. GROWTH LEADERS FUND
- CLASS C
Melissa M Becker
26 Vernon Ave
Ashland, Oh 44805                                2565.739    0.097313873%


                                      164

Glenda J Sigler
2950 Consoul Rd
Schenectady, Ny 12304                            2565.739    0.108717216%
Advanced Clearing Fbo 7692987811
PO Box 2226
Omaha, Ne 68103                                  2565.739    0.168723319%
Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                                2565.739     0.57145836%
GARTMORE U.S. LEADERS FUND
- INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                                  25000            100%
GARTMORE U.S. LEADERS FUND - CLASS A
Howan M Hsu
9414 Avemore Ct
Dublin, Oh 43017                                62162.486    0.159275966%
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                              62162.486    0.402171818%
Charles S Bath
4392 Biltmore Ct
New Albany, Oh 43054                            62162.486    0.427178636%
GARTMORE U.S. LEADERS FUND - CLASS B
Nationwide Insurance Company
Po Box 182029
Columbus, Oh 43218                                  25000            100%
GARTMORE U.S. LEADERS FUND - CLASS C
Nationwide Insurance Company
PO Box 182029
Columbus, Oh 43218                                  25000            100%
GARTMORE VALUE OPPORTUNITIES FUND
- CLASS A
Charles Schwab & Co Inc
Special Custody
Exclusive Benefit Of Customers
101 Montgomery St
San Francisco, Ca 94104                        919148.113    0.091401475%
Nationwide Insurance Company
QPVA
PO Box 182029
Columbus, Oh 43218                             919148.113    0.097349293%
Columbus Circle Trust Co Cust For
Emp Ret Savings Plan
One Station Place
Stamford, Ct 06902                             919148.113    0.144705591%


                                      165

GARTMORE VALUE OPPORTUNITIES FUND
-CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                         234524.893    0.144272395%
GARTMORE VALUE OPPORTUNITIES FUND
-CLASS C
David L Dyer
2819 Pride Ln
Strawberry Plains, Tn 37871                     10261.165    0.066783937%
Gregory G Boling
4309 Aylesbury Dr
Knoxville, Tn 37918                             10261.165    0.070454183%
Leniol W Weston
2462 E Hwy 24
Beulaville, Nc 28518                            10261.165    0.105728151%
Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                               10261.165    0.352998612%
GARTMORE VALUE OPPORTUNITIES FUND
- INSTITUTIONAL SERVICE
Morgan Stanley Dean Witter Inc
220 Park Street Suite 220
Birmingham, Mi 48009                           825134.167    0.118676007%
Nationwide Life Insurance Co
QPVA
Po Box 182029
Columbus, Oh 43218                             825134.167    0.839789436%
GARTMORE WORLDWIDE LEADERS FUND
- CLASS A
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                         175916.854    0.947416897%
GARTMORE WORLDWIDE LEADERS FUND
- CLASS B
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                         170150.943    0.979522635%
GARTMORE WORLDWIDE LEADERS FUND
- CLASS C
Cindy Fastow
3216 Stockton Pl
Holland, Pa 18966                                3332.515    0.064301586%
Jon E Hackelton
3605 Rochdale Ln
Knoxville, Tn 37931c                             3332.515    0.081071803%
Donnie M Rose
3210 Shore Dr
Virginia Beach, Va 23451                         3332.515    0.117399622%
Ira M Fowler
632 Old Augusta Rd
Greenville, Sc 29605                             3332.515    0.241649625%


                                      166

Ashland University
Loren Dean & Helen L White Char Trust I
401 College Ave
Ashland, Oh 44805                                3332.515    0.406036282%
GARTMORE WORLDWIDE LEADERS FUND
- INSTITUTIONAL SERVICE CLASS
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                           166666.7            100%
NATIONWIDE BOND INDEX FUND - CLASS A
Nationwide Trust Company  FSB
Po Box 182029
Columbus, Oh 43218                            2008550.384    0.060662839%
Nationwide Life Insurance Co
NACO
Po Box 182029
Columbus, Oh 43218                            2008550.384    0.067345895%
Nationwide Life Insurance Co
DCVA
Po Box 182029
Columbus, Oh 43218                            2008550.384     0.17050506%
Nationwide Insurance Company
QPVA
Po Box 182029
Columbus, Oh 43218                            2008550.384    0.662583318%
NATIONWIDE BOND INDEX FUND - CLASS B
Charles Grochowski
152 Rella Dr
Archbald, Pa 18403                                 941.82            100%
NATIONWIDE BOND INDEX FUND
- INSTITUTIONAL CLASS
Investor Destination Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43218                            5990722.312     0.09025043%
Investor Destinations Moderately
Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43218                            5990722.312     0.13487593%
Investor Destinations Moderately
Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43218                            5990722.312    0.135924742%
Nationwide Life Insurance Co
QPVA
PO Box 182029
Columbus, Oh 43218                            5990722.312     0.26267583%
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, Oh 43219                            5990722.312    0.318912379%


                                      167

NATIONWIDE INTERNATIONAL INDEX FUND
- CLASS A
Nationwide Insurance Company
QPVA
PO Box 182029
Columbus, Oh 43218                            2156367.881    0.050714083%
Nationwide Pensions Managed
1200 River Rd
Conshohocken, Pa 19428                        2156367.881    0.216896618%
Nationwide Pensions Managed
1200 River Rd
Conshohocken, Pa 19428                        2156367.881    0.292032699%
Nationwide Pensions Managed
1200 River Rd
Conshohocken, Pa 19428                        2156367.881     0.36880366%
NATIONWIDE INTERNATIONAL INDEX FUND
- CLASS B
Max A Ducharme
PO Box 295
South Barre, Vt 05670                           10008.019    0.054419661%
William Zimmerman
1 Wesley Dr
Hockessin, De 19707                             10008.019    0.087646816%
Gartmore Capital Mutual Fund Trust
Seed Account
1200 River Rd
Conshohocken, Pa 19428                          10008.019    0.100669273%
Melissa K Frey
104 Hawk Nest Trl
Pittsboro, Nc 27312                             10008.019    0.138205173%
NATIONWIDE INTERNATIONAL INDEX FUND
- INSTITUTIONAL CLASS
Investor Destinations Moderately
Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43219                            7808831.382    0.050121756%
Nationwide Life Insurance Co
QPVA
PO Box 182029
Columbus, Oh 43218                            7808831.382    0.115563581%
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, Oh 43219                            7808831.382    0.248871901%
Investor Destinations Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            7808831.382    0.253955258%
Investor Destinations Moderately
Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            7808831.382    0.294626607%


                                      168

NATIONWIDE LARGE CAP GROWTH FUND
- CLASS A
Nationwide Pensions Managed
Personal Portfolio Series 2
1200 River Rd
Conshohocken, Pa 19428                        3789955.785     0.06882984%
Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, Pa 19428                        3789955.785    0.115236492%
Nationwide Pensions Managed
Personal Portfolio Series 4
1200 River Rd
Conshohocken, Pa 19428                        3789955.785    0.179011773%
Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, Pa 19428                        3789955.785    0.228289165%
Nationwide Pensions Managed
Personal Portfolio Series 5
1200 River Rd
Conshohocken, Pa 19428                        3789955.785    0.241024003%
NATIONWIDE LARGE CAP GROWTH FUND
- CLASS C
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               6124.359     0.06172695%
Ira M Fowler
632 Old Augusta Rd
Greenville, Sc 29605                             6124.359    0.071691258%
Glenda J Sigler
2950 Consoul Rd
Schenectady, Ny 12304                            6124.359    0.075681226%
Grace A Dippel
12601 Encino Dr
Manchaca, Tx 78652                               6124.359    0.091641754%
Charles G Bennison
Jeanne F Bennison
207 Lansdowne Rd
De Witt, Ny 13214                                6124.359    0.099079104%
Sandra S Reyes
Po Box 17081
Austin, Tx 78760                                 6124.359    0.111202495%
Ashland University
Loren Dean & Helen L White Char Trust I
401  College Ave
Ashland, Oh 44805                                6124.359    0.172778245%
NATIONWIDE LARGE CAP GROWTH FUND
- INSTITUTIONAL SERVICE CLASS
National Deferred Compegvition
Po Box 182436
Columbus, Oh 43218                              923880.56     0.10135336%
Nationwide Life Insurance Co
PO Box 182029
Columbus, Oh 43218                              923880.56    0.360450868%


                                      169

Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                              923880.56    0.495074227%
NATIONWIDE MID CAP MARKET INDEX FUND
- CLASS A
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                             994862.999    0.064100014%
Nationwide Life Insurance Co
DCVA
PO Box 182029
Columbus, Oh 43218                             994862.999    0.097523246%
Nationwide Life Insurance Co
NACO
PO Box 182029
Columbus, Oh 43218                             994862.999    0.128708875%
Nationwide Insurance Company
QPVA
PO Box 182029
Columbus, Oh 43218                             994862.999    0.675692033%
NATIONWIDE MID CAP MARKET INDEX FUND
- CLASS B
Julie A Stanley
14573 Leary St
Nokesville, Va 20181                              636.442    0.058555218%
Bobby P Hornbuckle
Sarah C Hornbuckle
Po Box 71
Cordova, Nc 28330                                 636.442    0.911245644%
NATIONWIDE MID CAP MARKET INDEX FUND
- INSTITUTIONAL CLASS
Investor Destinations Moderately
Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            3261721.869    0.068151443%
Investor Destinations Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            3261721.869    0.172654019%
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, Oh 43219                            3261721.869    0.225597938%
Investor Destinations Moderately
Conservative Fund
3435 Stelzer Rd
Columbus, Oh 43219                            3261721.869    0.240392045%
Nationwide Life Insurance Co
Qpva
Po Box 182029
Columbus, Oh 43218                            3261721.869    0.251978929%
NATIONWIDE S&P 500 INDEX FUND
- INSTITUTIONAL CLASS
Investor Destinations Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            14280605.26    0.120305534%


                                      170

Investor Destinations Moderately
Aggressive Fund
3435 Stelzer Rd
Columbus, Oh 43219                            14280605.26    0.146564754%
Investor Destinations Moderate Fund
3435 Stelzer Rd
Columbus, Oh 43219                            14280605.26    0.176846483%
Nationwide Life Insurance Co
QPVA
PO Box 182029
Columbus, Oh 43218                            14280605.26    0.497252356%
NATIONWIDE S&P 500 INDEX FUND
INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co
PO Box 182029
Columbus, Oh 43218                            4825407.959    0.165973506%
Nationwide Life Insurance Co
PO Box 182029
Columbus, Oh 43218                            4825407.959    0.375925179%
Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                            4825407.959    0.441359206%
NATIONWIDE S&P 500 INDEX FUND
- LOCAL SHARES
Nationwide Advisory Services Inc
Seed Account
1200 River Rd
Conshohocken, Pa 19428                          10478.857            100%
NATIONWIDE S&P 500 INDEX FUND
- SERVICE CLASS
Nationwide Trust Company  Fsb
PO Box 182029
Columbus, Oh 43218                             28865380.6    0.202521351%
Nationwide Life Insurance
PO Box 182029
Columbus, Oh 43218                             28865380.6    0.789066093%
NATIONWIDE SMALL CAP FUND - CLASS A
Nationwide Life Insurance Co
PO Box 182029
Columbus, Oh 43218                            1807074.897    0.055314505%
Nationwide Pensions Managed
Personal Portfolio Series 3
1200 River Rd
Conshohocken, Pa 19428                        1807074.897    0.090788056%
Nationwide Pensions Managed
Personal Portfolio Series 4
1200 River Rd
Conshohocken, Pa 19428                        1807074.897     0.14103285%
Nationwide Pensions Managed
Personal Portfolio Series 6
1200 River Rd
Conshohocken, Pa 19428                        1807074.897    0.239807479%
Nationwide Pensions Managed
1200 River Rd
Conshohocken, Pa 19428                        1807074.897    0.379777279%


                                      171

NATIONWIDE SMALL CAP FUND - CLASS C
Jean B Newton
106 N Pastures Trl
Franklinton, Nc 27525                            2401.495    0.053845625%
Jill A Snowdon
9541  Warfield Rd
Gaithersburg, Md 20882                           2401.495    0.057230184%
Ira M Fowler
632  Old Augusta Rd
Greenville, Sc 29605                             2401.495    0.058651798%
Jerri Jo Tarantino
Agostino Tarantino
6116  Peppergrass Ct
Westerville, Oh 43082                            2401.495     0.06566951%
Leslie A Lovell
2513  Volcanic Dr
Benton, Ar 72015                                 2401.495     0.07316609%
Glenda J Sigler
2950  Consoul Rd
Schenectady, Ny 12304                            2401.495    0.108345426%
Bonnie Mcgalliard
William Mcgalliard
625  Creamery Rd
Telford, Pa 18969                                2401.495    0.120571561%
Thomas D Byrum
5253  38th Way South
St Peter, Fl 33711                               2401.495    0.200003331%
NATIONWIDE SMALL CAP FUND
- INSTITUTIONAL SERVICE CLASS
National Deferred Compegvition
PO BOX 182436
Columbus, OH 43218                             424682.124    0.097520653%
Nationwide Life Insurance Co
PO BOX 182029
Columbus, OH 43218                             424682.124     0.42195992%
Nationwide Life Insurance
PO BOX 182029
Columbus, OH 43218                             424682.124    0.460250941%
NATIONWIDE SMALL CAP INDEX FUND- CLASS A
Nationwide Life Insurance Co
DCVA
PO BOX 182029
Columbus, OH 43218                             819779.986    0.150164015%
Nationwide Trust Company  FSB
PO BOX 182029
Columbus, OH 43218                             819779.986    0.156415868%
Nationwide Life Insurance Co
NACO
PO BOX 182029
Columbus, OH 43218                             819779.986    0.180498203%
Nationwide Insurance Company
QPVA
PO BOX 182029
Columbus, OH 43218                             819779.986    0.470097463%


                                      172

NATIONWIDE SMALL CAP INDEX FUND
- CLASS B
Michael J Janowski
3290  Wells Gifford Rd
Vernon Center, NY 13477                           481.761            100%
NATIONWIDE SMALL CAP INDEX FUND
- INSTITUTIONAL CLASS
Investor Destinations Moderately
Aggressive Fund
3435  Stelzer Rd
Columbus, OH 43219                            1876719.466    0.165090325%
Investor Destinations Moderate Fund
3435  Stelzer Rd
Columbus, OH 43219                            1876719.466    0.232408394%
Investor Destinations Aggressive Fund
3435  Stelzer Rd
Columbus, OH 43219                            1876719.466    0.237159993%
Nationwide Life Insurance Co
QPVA
PO BOX 182029
Columbus, OH 43219                            1876719.466    0.351456709%

__________________________

     To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

     Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

                              FINANCIAL STATEMENTS

     The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 2001 are incorporated herein by reference to the Trust's Annual Reports. Copies of the Annual Reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

APPENDIX A


                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


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                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable


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margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


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MIG-3-Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.


 AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.


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BB        Bonds  are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC   Bonds are considered a high default risk.  Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.

DDD, DD   Bonds are in default. Such bonds are not meeting current obligations

and  D    and are  extremelyspeculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.



                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS


A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.


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D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings


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trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


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     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.



                          THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


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